UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-08200

                               Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                    Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Tammira Philippe, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                    Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

(b)	Not applicable.

A no-load mutual fund family

Semi-Annual Report

December 31, 2021 (Unaudited)

AGGRESSIVE INVESTORS 1	BRAGX
ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)
ULTRA-SMALL COMPANY MARKET	BRSIX
SMALL-CAP VALUE	BRSVX
BLUE CHIP	BRLIX
MANAGED VOLATILITY	BRBPX

bridgewayfunds.com

December 31, 2021 (Unaudited)

Bridgeway Funds Standardized Returns (%) as of December 31, 2021* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	15 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Aggressive Investors 1	4.57	3.55	19.89	8.94	12.63	5.93	12.25	8/5/1994	0.34%	0.34%
Ultra-Small Company	-2.29	-8.52	33.34	10.93	11.97	6.42	13.49	8/5/1994	1.38%	1.38%
Ultra-Small Co Market	-7.64	-12.12	22.31	10.54	13.28	7.32	10.77	7/31/1997	0.79%	0.79%
Small-Cap Value	7.05	9.13	67.74	15.01	14.69	8.56	9.88	10/31/2003	0.92%	0.92%
Blue Chip	8.40	7.85	24.15	16.60	15.47	10.22	8.72	7/31/1997	0.24%[1]	0.15%[1]
Managed Volatility	2.17	2.17	7.91	6.75	5.77	4.07	4.53	6/30/2001	1.23%[1]	0.96%[1]

Bridgeway Funds Returns (%) for Calendar Years 2007 through 2021* (Unaudited)

	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Aggressive Investors 1	21.58	42.21	14.99	-9.82	19.47	18.44	-22.44	21.85	14.35	19.89
Ultra-Small Company	24.49	55.77	-0.56	-16.12	14.06	3.88	-15.68	9.51	31.31	33.34
Ultra-Small Co Market	19.83	50.91	4.61	-8.28	21.47	12.47	-17.12	15.34	25.53	22.31
Small-Cap Value	20.99	39.72	0.79	-9.43	26.79	7.11	-13.06	14.98	12.04	67.74
Blue Chip	15.20	31.67	11.51	2.17	13.18	18.43	-1.48	31.05	13.51	24.15
Managed Volatility	6.46	9.25	5.95	0.17	2.42	8.18	-3.97	11.88	10.55	7.91

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit bridgewayfunds.com or call 800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or pay expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2021.

*  Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 800-661-3550 or visit the Funds’ website at bridgewayfunds.com. Funds are available for purchase by residents of the United States, Puerto Rico, US Virgin Islands, and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	Semi-Annual Report | December 31, 2021 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2021 (Unaudited)

Dear Fellow Shareholders,

Performance across domestic equity markets was positive for the December quarter, helping stocks achieve their third consecutive year of growth. Stocks in all size and style categories had positive returns for the year, but there was significant variation in style performance within size categories. Growth stocks outperformed value stocks in the large-cap space, while value stocks outperformed growth stocks among small-caps. As a result, small-cap value stocks delivered the year’s best performance. Market highlights appear on page 2. In this environment, the Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and the calendar year. We hope you find the letters helpful.

The continued strong performance by large-cap growth stocks – especially by large technology company names – has some market commentators wondering if this is another bubble like we saw with the dot com names in the late 1990s. Our research team sees more similarity between today’s market and an earlier phenomenon: The Nifty Fifty era of the late 1960s and early 1970s. See the data that illustrates why the small group of stocks driving today’s market is similar to the Nifty Fifty of yore, and why that performance might warrant caution for the future, in “Party Like It’s 1972: What Can the Nifty Fifty Tell Us About Today’s Market?” on page 2.

Despite all the attention on large-cap technology stocks, it was actually small-cap value stocks that delivered the best performance in 2021. Thanks in part to the recovery of this asset class, Bridgeway’s Small-Cap Value Fund didn’t just beat its benchmark over the 12-month period, its 67.74% put it in the 1st percentile in the small-cap value fund category. The Bridgeway Small-Cap Value Fund (BRSVX) was ranked in the 1st, 2nd, and 4th percentile in the 1, 5, and 10-Year Morningstar Small-Cap Value Fund Category out of 446, 392, and 300 funds for the period ending 12/31/21 based on total returns. As happy as we are with this performance, we don’t manage our Funds based on short-term results. Read why we believe this year’s returns help illustrate some of the key principles of our long-term, evidence-based investment philosophy, in “Small-Cap Value: A Long-Term Perspective on a Year of Success,” on page 5.

Finally, Bridgeway’s commitment to relational investing – which unites results for investors and returns for humanity – may have some shareholders wondering how that approach compares to responsible or sustainable investing. Cindy Griffin, the Chair of Bridgeway’s Responsible Investing Committee, explains how we think about it, in “Responsible Investing through a Relational Investing Lens,” on page 6.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming–both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2021 (Unaudited)

Market Review

Domestic equity markets rose during the quarter ended December 31, 2021, contributing to a third consecutive year of positive performance for US stocks. In October and November, strong corporate earnings, the passage of the Infrastructure Investment and Jobs Act, and the US Federal Reserve’s decision to begin tapering its monthly bond purchases helped boost stock prices. That upward trend reversed in early December when concerns about the new omicron coronavirus variant and increasing inflation caused stocks to sell off. However, the markets recovered by the end of the quarter when early data showed that the omicron variant appeared to be less life-threatening than previous variants, and the Federal Reserve signaled its intent to aggressively address recent inflation spikes. The S&P 500 returned +11.0% for the quarter, and the Dow Jones Industrial Average returned +7.9%. For the full year, the S&P 500 and the DJIA returned +28.7% and +21.0%, respectively.

All US equity style categories, as defined by Russell Indices, recorded positive returns for the quarter, but larger stocks generally outperformed smaller stocks across style categories. Value stocks outperformed growth stocks in the small-cap and mid-cap space, but growth stocks outperformed value stocks in the large-cap space. As a result, large-cap growth stocks had the best performance during the quarter, returning +11.64%, while small-cap growth stocks had the lowest performance, returning +0.01%.

All sectors of the S&P 500 except for Communication Services had positive returns for the quarter. The Real Estate sector led the gains, returning +17.5%, followed by Information Technology (+16.7%) and Materials (+15.2%). The Communication Services delivered the lowest returns (-0.1%).

Below are the stock market style box returns for the quarter and the calendar year.

	December 2021 Quarter				Calendar Year ended December 31,2021

	Value	All	Growth		Value	All	Growth

Large	+7.77%	+9.78%	+11.64%	Large	+25.16%	+26.45%	+27.60%

Mid	+8.54%	+6.44%	+2.85%	Mid	+28.34%	+22.58%	+12.73%

Small	+4.36%	+2.14%	+0.01%	Small	+28.27%	+14.82%	+2.83%

Party Like It’s 1972: What Can the Nifty Fifty Tell Us About Today’s Market?

By Andrew Berkin, PhD, Head of Research, and Sri Lakshmanan, CFA, Director of Investment Systems and Research Analyst

Many commentators have compared the recent stock market to the Tech Bubble of the late 1990s. But we see a similarity with a more distant epoch, namely the Nifty Fifty fad of the late 1960s and early 1970s. So rather than evoking the Tech Bubble and partying like it’s 1999, we wonder if today’s market is partying like it’s 1972.

In the late 1960s and early 1970s, the Nifty Fifty were stock market darlings. They comprised a set of roughly 50 large companies that were typically quite successful, with strong earnings growth and profitability. But a great company is not necessarily a great stock, and starting in 1973, the Nifty Fifty’s returns disappointed for years. We see strong similarities with the market’s leading stocks today.

Consider the chart below. It shows returns relative to the S&P 500 for three sets of stocks from different eras: an equal-weighted composite of the Nifty Fifty stocks, Tech Bubble stocks proxied by the NASDAQ 100, and an equal-weighted composite of FANMAG, which is an acronym for six of today’s hottest stocks: Facebook, Apple, Netflix, Microsoft, Amazon,

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2021 (Unaudited)

and Google. You can see 10 years of returns, with year five set at the peak calendar years of 1972 and 1999. For FANMAG, year five is 2020.

Source: Refinitiv, S&P Global Ratings, CRSP, Compustat, Bridgeway calculations

We don’t know what will happen to FANMAG from here, but we do believe in the quip ascribed to Mark Twain that “history doesn’t repeat itself, but it often rhymes.” In the spirit of relational investing, we stay curious about what we see in the market, and believe that comparing the Nifty Fifty at their peak to FANMAG provides a cautionary tale for today.

Nifty Fifty: Companies and Characteristics

There was never an “official” set of Nifty Fifty companies. Rather, it was a designation given to a number of large-growth firms considered such good investments that they were called one-decision stocks.

For our study, we singled out the 10 largest stocks by market cap at the end of 1972 (shown in the table below). Most of these are still well-known names, although some, such as Kodak and Sears, have hit hard times. Younger folks might not recall having to buy and develop film, but that is part of the point about today’s hot stocks. In the future, the concept of buying items online or having a social network may seem equally quaint.

RANK	NAME
1	International Business Machines
2	Eastman Kodak Co.
3	General Electric Co.
4	Sear Roebuck & Co.
5	Xerox Corp.
6	Minnesota Mining & Manufacturing
7	Procter & Gamble Co.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2021 (Unaudited)

8	Coca-Cola Co.
9	Avon Products Inc.
10	Johnson and Johnson

Through 1972 these firms had averaged more than 22% annual earnings growth over the previous five years. For the S&P 500, that number was just 4%. These companies were profitable as well, with return on equity (ROE) over 22% on average, well above the historical ROE of 14% for the S&P 500. Pretty nifty indeed!

Investors flocked to these stocks, and at first, they were rewarded. For the five years through 1972 average annual returns were almost 28%. In comparison, the S&P 500’s returns averaged about 6.7% over the same five years.

What could go wrong? For one thing, these stocks had become quite expensive, with an average P/E of about 43 at the end of 1972 – well more than double the P/E of 18 for the S&P 500. And when a stock gets too expensive, it becomes prone to disappointment. Investors bid up prices of the Nifty Fifty amid expectations of continued exceptional growth, which proved unsustainable.

The recession of 1973 – 1975 ushered in a period of low economic growth, and with it a bear market. As shown in the chart below, the Nifty Fifty fell even farther than the S&P 500 in 1973 and 1974. And while the markets recovered after that, the Nifty Fifty’s five-year average returns of -4.4% lagged the S&P 500’s five-year average return of about 2.5%.

Source: Refinitiv, S&P Global Ratings, CRSP, Compustat, Bridgeway calculations

FANMAG Stocks

Fast forward to today, and once more, a set of great companies are also considered great stocks. For the five years through the end of 2020, these stocks had average annual earnings growth of almost 60%, compared to just under 4% annual earnings growth for the S&P 500. This gap is due in part to the fact that FANMAG companies thrived in 2020 despite the

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2021 (Unaudited)

pandemic-induced recession. Just as with the Nifty Fifty decades earlier, FANMAG profitability is also sky-high, with ROE averaging over 29% for the past five years.

What could go wrong for the FANMAG stocks? After all, they made it through a recession with flying colors, unlike the Nifty Fifty. But something FANMAG has in common with the Nifty Fifty of yore are high relative valuations.

At the end of 2020, FANMAG stocks had an average P/E of over 48 – not too much higher than the P/E for the S&P 500 of just over 39. But the broad market’s valuation is currently inflated by the pandemic’s negative impact on earnings and the recovery of stock prices off bear market lows early in 2020. Aside from that COVID-influenced situation, recent relative valuations have been much further apart. For instance, at the end of 2019, the P/E for FANMAG was 43.5 while the S&P 500 was at 22.8.

One issue for stocks with high P/E ratios is that subsequent earnings can’t just be good, they have to continue to be great. So what could cause problems for the growth of FANMAG earnings? One possibility is competition from other companies, as today’s leaders have a visible target on their back. Another possibility is competition among themselves, as business lines increasingly overlap. A third possibility is lack of competition, as several governments investigate these firms for monopolistic behavior as well as privacy concerns.

We don’t know which of these it may be, if anything at all. The FANMAG firms have made deft moves over the years to reach the position they are in today. But another Wall Street saying is that trees don’t grow to the sky. As a company gets bigger and bigger, growth becomes harder to maintain. And one thing we know from historical evidence is that stocks with the highest growth expectations tend to lag over the long run, while value stocks tend to outperform. This is the basis for the value premium.

Key Takeaways

As we have seen before in the Nifty Fifty era, a great company does not necessarily make a great stock. Exceptional growth is hard to maintain, and valuations matter. When a small set of stocks drives the market, subsequent returns have tended to disappoint. Investors may want to consider other market segments, such as smaller and cheaper stocks. And they certainly should consider a broader and well-diversified portfolio.

We enjoy parties. But over the years, we’ve learned that when it gets too late or too exuberant, it’s time to leave. We may miss out on some fun, but we also reduce our chances of a painful hangover the following day. Bear this in mind when you decide how to party in 2022.

Disclosure

The Dow Jones Industrial Average (DJIA), Dow Jones is a price-weighted measurement stock market index of 30 prominent companies listed on stock exchanges in the United States. The Nasdaq-100 is a stock market index made up of 102 equity securities issued by 100 of the largest non-financial companies listed on the Nasdaq stock market. It is a modified capitalization-weighted index. Return on equity is the measure of a company’s net income divided by its shareholders’ equity. Price to earnings ratios and price to book ratios express the value of a stock’s most recent closing price as divided by the underlying company’s earnings per share and book value per share per share (respectively), as computed over the previous 12 months. Beta is a quantitative measure of the volatility of the fund relative to an index over past three years. A beta above one is more volatile than the overall market, while a beta below one is less volatile.

Small-Cap Value: A Long-Term Perspective on a Year of Success

Bridgeway’s Small-Cap Value Fund had a very good year. The Fund didn’t just beat its benchmark over the 12-month period, its 67.74% put it in the 1st percentile in the small-cap value fund category.

The Bridgeway Small-Cap Value Fund (BRSVX) was ranked in the 1st, 2nd, and 4th percentile in the 1, 5, and 10-Year Morningstar Small-Cap Value Fund Category out of 446, 392, and 300 funds for the period ending 12/31/21 based on total returns. Bridgeway Small-Cap Value Fund’s rankings against the following number of US domiciled small-cap value funds

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2021 (Unaudited)

were as follows over the following time periods: 1 out of 446 funds over 1 year, 6 out of 392 funds over the last five years, and 10 out of 300 funds over the last 10 years.

While we’re happy for our shareholders who benefited from those returns, we also recognize that one year of good results isn’t the goal for a mutual fund – and shouldn’t be an investor’s goal, either. From our start in 1993, we’ve been focused on developing portfolios that pursue long-term growth potential, which to us is measured in decades, not years. We want our shareholders to hold a similar long-term perspective seeking investments, diversification, and discipline to help achieve life-time goals.

Still, we believe that the Small-Cap Value Fund’s strong 2021 performance helps illustrate key principles that drive our long-term investing approach and philosophy. Here are three we’d like to highlight:

Follow the evidence, not emotions or guesswork

Trying to pick specific companies you believe will be better investments than others is a game of chance. You might get lucky with a few picks, but you’ll rarely succeed over the long term. Instead, Bridgeway analyzes decades of market data for insights into what drives investment risk and return – especially factors such as small size and value. Then, we design models to identify stocks that meet these criteria. This data-driven, rules-based approach helps take emotions and guesswork out of investment selection.

Diversify broadly across and within factors

While each investment factor has delivered long-term return premiums, they don’t always outperform the market over the short term. And they don’t always work at the same time, because their returns can vary depending on economic conditions and market cycles. That’s why we diversify our portfolios across factors. For example, our Small-Cap Value Fund also includes diversifying company financial health models to account for company quality.

Diversification within factors is also important – such as using multiple valuation metrics to identify value companies – because individual metrics may perform differently even in the same market conditions. For example, value companies measured by price-to-book (P/B) ratio didn’t perform well in 2021, while value companies measured by price-to-earnings (P/E) ratio did. Using P/B and P/E (along with other value metrics) helped our Small-Cap Value Fund achieve its 2021 returns.

Consistency, not market timing, leads to success

Once you’ve followed the evidence and developed a diversified portfolio, it’s just as important to maintain those exposures over long periods. As we’ve said, the market moves through cycles and factors go in and out of favor, but no one can time those shifts. For example, value had underperformed for several years before turning around in 2021, but our Small-Cap Value Fund didn’t change its strategy during those ups and downs.

Instead, we relied on our consistent rebalancing process to keep our portfolio in line with our targeted exposures. Rebalancing means trimming from investments that have performed well and reinvesting those funds into investments that have underperformed. In other words, we’re always following one of the best rules for investment success: buying low and selling high.

Sometimes, market conditions will line up to provide strong tailwinds for an asset class like small-cap value stocks. But it’s just as important to have the right investment approach to fully capitalize on those tailwinds, and to manage volatility when conditions change. We don’t know what next year or the year after will bring for small-cap value stocks or any other asset class, but you can trust that our disciplined investment approach keeps us focused on the principles that we believe deliver long-term investment success.

Responsible Investing through a Relational Investing Lens

By Cindy Griffin, CIPM, Director of Institutional Relations and Chair of Bridgeway’s Responsible Investing Committee

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2021 (Unaudited)

In September of last year, our President and CEO, Tammira Philippe, penned an open letter on relational investing. In it, she describes how relational investing bridges the gap between results for investors and returns for humanity. To further put a stake in the ground, she stated:

“We believe principles are the foundation of prosperity. This belief pulses deeply through and beyond Bridgeway, in the work we do with our clients, our colleagues, and our community.”

With this in mind, it may be natural for people to ask if relational investing is the same thing as responsible investing. And, if not, how is it different? We believe that the question of difference between the two doesn’t truly apply – they are not distinct approaches that should be compared. For Bridgeway, it is about how responsible investing is expressed under the modern approach of relational investing, and how it helps us uphold our fiduciary responsibility. We do that by applying the five principles of relational investing:

1. Be intentional

2. State where you stand

3. Invest in your outcome

4. Discover power in the paradox

5. Stay curious

To be intentional is to understand the why of what you are doing. In the case of responsible investing, it means we at Bridgeway act on material environmental, social, and governance (ESG) opportunities and risks in our investment portfolios, voting in support of proxy proposals that improve our clients’ long-term investment outcomes, and engaging where we can to make an impact. Our motivation for responsible investing is simple: to uphold our fiduciary responsibility.

To state where you stand means stating your position and what you are doing – and not doing – to support it. Bridgeway has always believed that we can make a difference in the world through our investments, and we have taken many actions to support this belief: adopting socially responsible proxy policies; becoming a signatory to the UN Principles for Responsible Investment (UN PRI); applying the same rigor to our responsible investing opportunities as we would with other opportunities; and formally developing and identifying a team of people empowered to move Bridgeway forward on responsible investing. But what we’re not doing is equally as important and a matter of integrity. We do not torture the data to make responsible investing look good just because it’s fashionable, and we delayed becoming a signatory to the UN PRI for many years until we were confident that we could commit to the stated aspirational goals.

To invest in your outcome means spending your resources thoughtfully for a better tomorrow. At Bridgeway this is borne out through one of the principles of our overarching investment philosophy: Discipline, research, and continuous investment produces results. While we seek a disciplined and systematic way of applying our investment approach, we realize that our approach needs to be evolutionary in nature. That evolution is quickly transforming the investing landscape when it comes to ESG issues. For Bridgeway, that means we are compelled to continually research and invest in new ESG approaches to discover robust ideas to implement in our clients’ portfolios. It also means that how we approach responsible investing today may not look like how we approach it years from now, but because of the disciplined and robust nature of our research process, there should still be high confidence in our approach.

To discover the power in the paradox is to realize that sometimes doing something seemingly contrary to your goal can get you there faster or set you up to be in a better position. At Bridgeway, we are well-known as the firm that gives back 50 percent of our earnings to nonprofit and charitable causes. The head of the Bridgeway Foundation has written a book about our Foundation’s work in peace and reconciliation in sub-Saharan Africa. It would not be unusual – frankly, almost expected – if we had one or more dedicated ESG strategies. However, we resisted the temptation to launch an ESG strategy solely because it parallels our culture and our giving back philosophy. Instead, we are carefully analyzing the data and introducing ESG considerations into strategies when it meets our rigorous investment standards. In the short-term, this certainly has cost us in assets and revenue, but we’re confident that the future of responsible investing – be it ESG integration, active engagement, or impact investing – will be based on sound research with a strict eye towards our fiduciary duty to our clients and our ultimate goal of uniting results for investors and returns for humanity.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2021 (Unaudited)

Finally, to stay curious is to be open to new ideas. Staying curious might be the easiest principle for the Bridgeway team to follow. Our entire investment philosophy and approach follows the scientific method, which is founded in being curious. We question, research, hypothesize, experiment, observe, and make conclusions (and we repeat it again and again). We extend that process to responsible investing. What environmental, social, and governance ideas are material? How do they affect the sustainability and long-term prospects of a company? What evidence exists that supports these ideas? How can we incorporate these ideas into our clients’ portfolios? The search for new ideas is never-ending and thus, our need to stay curious is ongoing.

At Bridgeway, relational investing provides an excellent framework for exploring responsible investing. Its five principles provide us with a holistic view of how we can approach responsible investing and ultimately set ourselves and our clients up for success. And while responsible investing on its own is becoming a powerful force within the investment management industry, Bridgeway believes our approach to responsible investing viewed through the lens of relational investing results in a more effective, sustainable, and long-term oriented outcome for our clients, colleagues, and community. This is one of the many ways we seek to unite results for investors and returns for humanity.

DISCLOSURE

©2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar rankings are based on a fund’s average annual total return relative to all funds in the same Morningstar category. Fund performance used within the rankings reflects certain fee waivers, without which, returns and Morningstar rankings would have been lower.

Morningstar absolute ranking represents a fund’s total-return rank relative to all funds that have the same Morningstar Category. Highest rank = 1 and Lowest = total number of funds in the category. The Morningstar percentile ranking is based on

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2021 (Unaudited)

December 31, 2021 (Unaudited) the fund’s total return percentile rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1% and the lowest (or least favorable) percentile rank is 100%.

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Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2021

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended December 31, 2021, our Fund returned +4.57%, underperforming our primary market benchmark, the S&P 500 Index (+11.03%), and our peer benchmark, the Refinitiv Lipper Capital Appreciation Funds Index (+6.36%), but outperforming the Russell 2000 Index (+2.14%). It was a poor quarter.

For the calendar year, our Fund returned +19.89%, underperforming the S&P 500 Index (+28.71%), and the Refinitiv Lipper Capital Appreciation Funds Index (+20.83%), but outperforming the Russell 2000 Index (+14.82%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2021

			Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	4.57%	3.55%	19.89%	8.94%	12.63%	5.93%	12.25%
S&P 500 Index	11.03%	11.67%	28.71%	18.47%	16.55%	10.66%	11.00%
Russell 2000 Index	2.14%	-2.31%	14.82%	12.02%	13.23%	8.69%	9.86%
Refinitiv Lipper Capital Appreciation Funds Index	6.36%	5.67%	20.83%	17.95%	15.33%	10.42%	9.85%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value-weighted index that measures the performance of the 2,000 companies between the 1,000th and 3,000th largest in the market with dividends reinvested. The Refinitiv Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Refinitiv Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

10	Semi-Annual Report | December 31, 2021 (Unaudited)

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to December 31, 2021

Detailed Explanation of Quarterly Performance

The Fund’s main design features all faced headwinds during the quarter. The Fund’s value metrics, price momentum, and company financial health models lagged the benchmark and detracted from relative results. The Fund’s tilt toward deeper value stocks hurt relative results as value stocks underperformed growth stocks in the large-cap space. An overweighting in the benchmark’s smaller stocks also hurt the Fund’s relative performance as larger stocks outperformed smaller stocks. By design, the Fund invests in higher beta and higher volatility stocks, and this positioning weighed on relative returns during the quarter.

From a sector perspective, the Fund’s allocation effect was negative, with an underweighting in the Information Technology sector and overweightings in the Financials and Energy sectors detracting the most from relative performance. The Fund’s stock selection effect was also negative, primarily driven by holdings in the Communication Services, Health Care, and Consumer Discretionary sectors.

Detailed Explanation of Calendar Year Performance

The Fund’s company financial health and price momentum models underperformed the benchmark, detracting from relative results. However, the Fund’s value metrics models outperformed the benchmark, offsetting some of this negative impact. The Fund’s tilt toward smaller stocks hurt relative results during the year, while the impact of the Fund’s tilt toward deeper value stocks (across multiple valuation metrics) was mixed. Overweight exposure to higher beta and higher volatility stocks offset some of this negative impact, however.

From a sector perspective, the Fund’s allocation effect, excluding cash, was modestly positive, primarily driven by overweightings in the Communication Services and Financials sectors and an underweighting in the Utilities sector. In contrast, the Fund’s stock selection effect was negative. Holdings in the Communication Services, Industrials, and Financials sectors detracted the most from relative performance.

bridgewayfunds.com	11

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2021

Rank	Description	Industry	% of Net Assets
1	NVIDIA Corp.	Information Technology	2.9%
2	Fortinet, Inc.	Information Technology	2.5%
3	Apple, Inc.	Information Technology	2.4%
4	Microsoft Corp.	Information Technology	2.4%
5	Tesla, Inc.	Consumer Discretionary	2.2%
6	Etsy, Inc.	Consumer Discretionary	2.2%
7	Lowe’s Cos., Inc.	Consumer Discretionary	2.0%
8	Cheniere Energy, Inc.	Energy	2.0%
9	QUALCOMM, Inc.	Information Technology	2.0%
10	Bank of America Corp.	Financials	2.0%

	Total		22.6%

Industry Sector Representation as of December 31, 2021

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	6.6%	10.2%	-3.6%
Consumer Discretionary	22.1%	12.5%	9.6%
Consumer Staples	5.2%	5.9%	-0.7%
Energy	3.9%	2.7%	1.2%
Financials	13.4%	10.7%	2.7%
Health Care	9.8%	13.2%	-3.4%
Industrials	4.2%	7.8%	-3.6%
Information Technology	25.7%	29.1%	-3.4%
Materials	6.6%	2.6%	4.0%
Real Estate	2.2%	2.8%	-0.6%
Utilities	0.0%	2.5%	-2.5%
Cash & Other Assets	0.3%	0.0%	0.3%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which

12	Semi-Annual Report | December 31, 2021 (Unaudited)

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	13

Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
COMMON STOCKS - 99.68%

Communication Services - 6.59%
Altice USA, Inc., Class A*	56,000	$906,080
Discovery, Inc., Class A*+	63,700	1,499,498
Liberty Global PLC, Class C*	72,500	2,036,525
Lumen Technologies, Inc.+	138,100	1,733,155
Netflix, Inc.*	3,700	2,229,028
Sea, Ltd., ADR*	12,200	2,729,262
Snap, Inc., Class A*	30,100	1,415,603

		12,549,151

Consumer Discretionary - 22.07%
Amazon.com, Inc.*	1,040	3,467,714
AutoNation, Inc.*	16,000	1,869,600
Bath & Body Works, Inc.	27,000	1,884,330
Carvana Co.*	6,200	1,437,098
Chegg, Inc.*	22,500	690,750
Choice Hotels International, Inc.	13,000	2,027,870
Dick’s Sporting Goods, Inc.+	20,000	2,299,800
DoorDash, Inc., Class A*	10,000	1,489,000
Etsy, Inc.*+	18,700	4,094,178
Expedia Group, Inc.*	10,700	1,933,704
General Motors Co.*	34,700	2,034,461
Lennar Corp., Class A	18,500	2,148,960
Lowe’s Cos., Inc.	15,000	3,877,200
NIKE, Inc., Class B	13,000	2,166,710
Penske Automotive Group, Inc.	21,000	2,251,620
PulteGroup, Inc.	37,300	2,132,068
Tesla, Inc.*	4,000	4,227,120
Whirlpool Corp.	8,500	1,994,610

		42,026,793

Consumer Staples - 5.23%
Albertsons Cos., Inc., Class A+	94,600	2,855,974
Costco Wholesale Corp.	3,400	1,930,180
Kroger Co. (The)	68,000	3,077,680
Tyson Foods, Inc., Class A	24,000	2,091,840

		9,955,674

Energy - 3.90%
Cheniere Energy, Inc.	38,000	3,853,960
Continental Resources, Inc.+	40,000	1,790,400
Coterra Energy, Inc.	94,000	1,786,000

		7,430,360

Industry Company	Shares	Value

Financials - 13.40%
Ally Financial, Inc.	53,500	$2,547,135
Ameriprise Financial, Inc.	3,200	965,312
Bank of America Corp.	84,600	3,763,854
Bank of Montreal	20,000	2,154,400
Citigroup, Inc.	30,000	1,811,700
Credit Acceptance Corp.*	3,000	2,063,040
Everest Re Group, Ltd.	7,400	2,027,008
Goldman Sachs Group, Inc. (The)	4,800	1,836,240
Jefferies Financial Group, Inc.	26,000	1,008,800
MetLife, Inc.	34,000	2,124,660
Synchrony Financial	62,300	2,890,097
UBS Group AG	130,000	2,323,100

		25,515,346

Health Care - 9.80%
Biogen, Inc.*	5,900	1,415,528
Eli Lilly & Co.	5,700	1,574,454
Hologic, Inc.*	29,100	2,227,896
Horizon Therapeutics PLC*	20,000	2,155,200
IDEXX Laboratories, Inc.*	4,000	2,633,840
Mettler-Toledo International, Inc.*	1,300	2,206,373
Moderna, Inc.*	5,000	1,269,900
Repligen Corp.*	6,700	1,774,428
Seagen, Inc.*	8,200	1,267,720
Thermo Fisher Scientific, Inc.	3,200	2,135,168

		18,660,507

Industrials - 4.18%
Carrier Global Corp.	38,000	2,061,120
Owens Corning	19,000	1,719,500
Rollins, Inc.	62,850	2,150,098
WillScot Mobile Mini Holdings Corp.*	50,000	2,042,000

		7,972,718

Information Technology - 25.69%
Apple, Inc.	26,000	4,616,820
Applied Materials, Inc.	18,500	2,911,160
Block, Inc.*	7,700	1,243,627
Cloudflare, Inc., Class A*	13,300	1,748,950
Datadog, Inc., Class A*	10,500	1,870,155
Dropbox, Inc., Class A*	68,400	1,678,536
Five9, Inc.*	10,800	1,483,056
Fortinet, Inc.*	13,500	4,851,900
HP, Inc.	65,000	2,448,550
HubSpot, Inc.*	1,900	1,252,385

14	Semi-Annual Report | December 31, 2021 (Unaudited)

Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)

Information Technology (continued)
Intuit, Inc.	3,400	$2,186,948
Lam Research Corp.	3,000	2,157,450
Mastercard, Inc., Class A	5,000	1,796,600
Microsoft Corp.	13,500	4,540,320
NVIDIA Corp.	18,800	5,529,268
Palo Alto Networks, Inc.*	4,700	2,616,772
QUALCOMM, Inc.	20,700	3,785,409
Zebra Technologies Corp., Class A*	3,700	2,202,240

		48,920,146

Materials - 6.59%
Kinross Gold Corp.	300,000	1,743,000
Mosaic Co. (The)	57,400	2,255,246
Nucor Corp.	20,000	2,283,000
Olin Corp.	34,000	1,955,680
Steel Dynamics, Inc.	32,000	1,986,240
West Fraser Timber Co., Ltd.+	24,400	2,326,784

		12,549,950

Real Estate - 2.23%
Extra Space Storage, Inc.	8,600	1,949,878
Orion Office REIT, Inc.*	3,120	58,250
Realty, Income Corp.	31,200	2,233,608

		4,241,736

TOTAL COMMON STOCKS - 99.68%		189,822,381

(Cost $157,067,174)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.36%
Fidelity Investments Money
Market Government
Portfolio Class I	0.01%	681,973	681,973

TOTAL MONEY MARKET FUND - 0.36%			681,973

(Cost $681,973)

	Rate^	Shares	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.53%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%	2,921,119	$2,921,119

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.53%			2,921,119

(Cost $2,921,119)

TOTAL INVESTMENTS - 101.57%			$193,425,473
(Cost $160,670,266)

Liabilities in Excess of Other Assets - (1.57%)			(2,989,245)

NET ASSETS - 100.00%			$190,436,228

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2021.
^	Rate disclosed as of December 31, 2021.
+

This security or a portion of the security is out on loan as of December 31, 2021. Total loaned securities had a value of $11,728,683 as of December 31, 2021. See Note 2 for disclosure of cash and non-cash collateral.

ADR - American Depositary Receipt

PLC - Public Limited Company

bridgewayfunds.com	15

Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2021 (See Note 2 in Notes to Financial Statements):

		Valuation Inputs

		Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$189,822,381	$–	$–	$189,822,381
Money Market Fund	–	681,973	–	681,973
Investments Purchased With Cash Proceeds From Securities Lending	–	2,921,119	–	2,921,119

TOTAL	$189,822,381	$3,603,092	$–	$193,425,473

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

16	Semi-Annual Report | December 31, 2021 (Unaudited)

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2021

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended December 31, 2021, our Fund returned -2.29%, outperforming our primary market benchmark, the Russell Microcap Index (-2.66%), and the CRSP Cap-Based Portfolio 10 Index (-7.44%). However, the Fund underperformed our peer benchmark, the Refinitiv Lipper Micro-Cap Stock Funds Index (+3.29%), as well as the Russell 2000 Index (+2.14%). It was a good quarter relative to the Fund’s benchmark, but a poor quarter on an absolute basis.

For the calendar year, our Fund returned +33.34%, outperforming the Russell Microcap Index (+19.34%), the Refinitiv Lipper Micro-Cap Stock Funds Index (+24.90%), the Russell 2000 Index (+14.82%), and the CRSP Cap-Based Portfolio 10 Index (+18.84%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2021

			Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	-2.29%	-8.52%	33.34%	10.93%	11.97%	6.42%	13.49%
Russell Microcap Index	-2.66%	-7.50%	19.34%	11.69%	13.62%	7.51%	N/A
CRSP Cap-Based Portfolio 10 Index	-7.44%	-11.18%	18.84%	14.03%	14.58%	9.11%	12.47%
Russell 2000 Index	2.14%	-2.31%	14.82%	12.02%	13.23%	8.69%	9.86%
Refinitiv Lipper Micro-Cap Stock Funds Index	3.29%	-1.09%	24.90%	13.99%	13.98%	8.79%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Effective October 31, 2021, the Fund changed its broad-based securities market benchmark from the CRSP Cap-Based Portfolio 10 Index to the Russell Microcap Index. Bridgeway Capital Management, the investment adviser for the Fund, believes the Russell Microcap Index is the most appropriate publicly accessible comparison for evaluating the Fund’s performance. The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges. The Index is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market (with dividends reinvested). The Refinitiv Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Refinitiv Lipper. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 622 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgewayfunds.com	17

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to December 31, 2021

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Refinitiv Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund’s company financial health and price momentum model categories outperformed the benchmark and helped relative returns. However, the Fund’s value metrics model category lagged the benchmark. The Fund’s tilt toward deeper value stocks across multiple valuation metrics improved relative results during the quarter.

The Fund’s investment universe focuses on the smallest stocks within the US stock market (CRSP 9 and CRSP 10 universes), with generally more weight in the smaller stocks. During the quarter, the Fund held approximately 32% of its assets, on average, in stocks that were outside of the CRSP 10 universe (including stocks that had appreciated into larger CRSP deciles), versus 90% for the benchmark. These holdings generally outperformed the benchmark, adding to relative results.

From a sector perspective, the Fund’s allocation effect was positive, largely driven by an underweighting in the Health Care sector. The Fund’s stock selection effect also was positive. Holdings in the Health Care, Consumer Discretionary, and Industrials sectors added the most to relative performance.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

18	Semi-Annual Report | December 31, 2021 (Unaudited)

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

				Annualized
CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	96 Years
1 (ultra-large)	10.18%	10.73%	26.33%	19.76%	17.06%	9.82%
2	6.70%	6.84%	23.11%	16.45%	16.15%	10.84%
3	4.09%	1.36%	15.70%	15.34%	14.98%	11.22%
4	1.48%	-2.60%	12.11%	12.85%	13.39%	10.98%
5	1.10%	-2.35%	13.36%	12.25%	12.72%	11.45%
6	1.10%	-4.64%	14.59%	14.24%	14.10%	11.51%
7	-0.89%	-6.77%	14.59%	15.34%	15.82%	11.84%
8	-2.64%	-8.66%	11.22%	9.37%	12.07%	11.42%
9	-3.04%	-7.11%	17.98%	15.04%	15.21%	11.73%
10 (ultra-small)	-7.44%	-11.18%	18.84%	14.03%	14.58%	13.36%

1

Performance figures are as of the period ended December 31, 2021. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Calendar Year Performance

All three of the Fund’s model categories outperformed the benchmark (led by the company financial health category), adding to relative results. The Fund’s tilt toward deeper value stocks across multiple valuation metrics also improved relative performance.

During the year, the Fund held approximately 34% of its assets, on average, in stocks that were outside of the CRSP 10 universe, versus 90% for the benchmark. The Fund’s non-CRSP 10 holdings generally outperformed the benchmark, improving relative results.

From a sector perspective, the Fund’s allocation effect was positive. An underweighting in the Health Care sector and overweightings in the Energy and Consumer Discretionary sectors contributed the most to relative results. The Fund’s stock selection effect was strongly positive, largely due to outperformance from holdings in the Consumer Discretionary, Financials, and Information Technology sectors.

Top Ten Holdings as of December 31, 2021

Rank	Description	Industry	% of Net Assets
1	Consumer Portfolio Services, Inc.	Financials	4.4%
2	Lazydays Holdings, Inc.	Consumer Discretionary	2.3%
3	Manning & Napier, Inc.	Financials	2.1%
4	ARC Document Solutions, Inc.	Industrials	2.0%
5	inTEST Corp.	Information Technology	2.0%
6	Hovnanian Enterprises, Inc., Class A	Consumer Discretionary	2.0%
7	Harvard Bioscience, Inc.	Health Care	2.0%
8	Ocwen Financial Corp.	Financials	2.0%
9	CareCloud, Inc.	Health Care	2.0%
10	SilverBow Resources, Inc.	Energy	1.9%

	Total		22.7%

bridgewayfunds.com	19

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2021

	% of Net Assets	% of CRSP 10 Index	Difference
Communication Services	5.9%	2.7%	3.2%
Consumer Discretionary	12.4%	7.2%	5.2%
Consumer Staples	2.3%	4.3%	-2.0%
Energy	7.6%	6.0%	1.6%
Financials	19.2%	19.0%	0.2%
Health Care	21.7%	21.4%	0.3%
Industrials	12.5%	11.0%	1.5%
Information Technology	12.6%	9.6%	3.0%
Materials	4.4%	2.2%	2.2%
Real Estate	0.5%	1.2%	-0.7%
Utilities	0.0%	0.5%	-0.5%
Cash & Other Assets	0.9%	14.9%	-14.0%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, December 31, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above-market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

20	Semi-Annual Report | December 31, 2021 (Unaudited)

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
COMMON STOCKS - 99.12%
Communication Services - 5.92%
Cumulus Media, Inc., Class A*	160,296	$1,803,330
DHI Group, Inc.*	221,264	1,380,688
Entravision Communications Corp., Class A	16,100	109,158
Salem Media Group, Inc.*+	484,115	1,481,392
SPAR Group, Inc.*	123,400	151,782
Spok Holdings, Inc.	21,416	199,811
Townsquare Media, Inc., Class A*	28,400	378,572
Zedge, Inc., Class B*	5,600	47,600
ZW Data Action Technologies, Inc.*	39,900	39,900

		5,592,233

Consumer Discretionary - 12.40%
AMCON Distributing Co.+	2,123	423,560
Bassett Furniture Industries, Inc.	80,300	1,346,631
Big 5 Sporting Goods Corp.+	48,600	923,886
Build-A-Bear Workshop, Inc.	32,500	634,400
Charles & Colvard, Ltd.*	143,590	414,975
Crown Crafts, Inc.	41,600	302,432
Dixie Group, Inc. (The)*	25,600	146,688
Educational Development Corp.	55,700	496,844
Good Times Restaurants, Inc.*	8,300	36,022
Hovnanian Enterprises, Inc., Class A*	14,993	1,908,459
iMedia Brands, Inc.*	9,100	54,600
J. Jill, Inc.*+	34,218	656,301
Jerash Holdings US, Inc.	6,500	42,055
Lakeland Industries, Inc.*	9,600	208,320
Lazydays Holdings, Inc.*+	101,100	2,177,694
Lincoln Educational Services Corp.*	57,964	432,991
Live Ventures, Inc.*+	32,702	1,031,094
ONE Group Hospitality, Inc. (The)*	5,300	66,833
Potbelly Corp.*	29,300	163,494
Superior Industries International, Inc.*	10,600	47,488
Vince Holding Corp.*+	26,200	208,683

		11,723,450

Consumer Staples - 2.34%
Lifeway Foods, Inc.*+	41,700	196,824

Industry Company	Shares	Value

Consumer Staples (continued)
Mannatech, Inc.	22,088	$846,412
Natural Alternatives International, Inc.*	60,000	758,400
Natural Grocers by Vitamin Cottage, Inc.	8,700	123,975
Natural Health Trends Corp.	7,600	51,452
Ocean Bio-Chem, Inc.	12,798	111,343
S&W Seed Co.*	45,300	123,669

		2,212,075

Energy - 7.58%
Adams Resources & Energy, Inc.	4,700	130,707
Dawson Geophysical Co.*	40,000	92,600
Forum Energy Technologies, Inc.*+	26,800	430,140
Geospace Technologies Corp.*	55,400	372,288
Hallador Energy Co.*+	545,295	1,341,426
Mammoth Energy Services, Inc.*+	56,489	102,810
Mexco Energy Corp.*	6,700	62,846
Natural Gas Services Group, Inc.*	4,600	48,162
PHX Minerals, Inc.	9,100	19,747
Ring Energy, Inc.*+	570,600	1,300,968
SilverBow Resources, Inc.*	83,885	1,826,176
Smart Sand, Inc.*	516,237	918,902
Tsakos Energy Navigation, Ltd.	8,300	60,092
VAALCO Energy, Inc.*	142,900	458,709

		7,165,573

Financials - 19.23%
A-Mark Precious Metals, Inc.	24,900	1,521,390
Atlantic American Corp.	81,700	200,165
Bank7 Corp.	3,500	80,500
C&F Financial Corp.	1,700	87,023
Capital Bancorp, Inc.	700	18,340
Carver Bancorp, Inc.*+	73,604	628,578
CF Bankshares, Inc.+	4,800	100,128
Chemung Financial Corp.	1,200	54,936
Citizens Community Bancorp, Inc.	10,000	137,700
Community West Bancshares	5,000	66,500
Consumer Portfolio Services, Inc.*	347,632	4,119,439

bridgewayfunds.com	21

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)

Financials (continued)
Eagle Bancorp Montana, Inc.	6,500	$149,370
Elevate Credit, Inc.*	540,500	1,605,285
EZCORP, Inc., Class A*	9,100	67,067
First United Corp.	3,600	67,932
FlexShopper, Inc.*	9,700	22,795
Greenlight Capital Re, Ltd., Class A*	17,900	140,336
Investcorp Credit Management BDC, Inc.	63,500	314,325
Kingstone Cos., Inc.	16,200	81,000
Landmark Bancorp, Inc.	630	17,955
Logan Ridge Finance Corp.*+	27,483	631,834
Manning & Napier, Inc.	235,370	1,955,925
Marlin Business Services Corp.	13,243	308,297
Medallion Financial Corp.*+	6,700	38,860
Monroe Capital Corp.+	17,434	195,609
Northeast Bank	28,300	1,011,159
Northrim BanCorp, Inc.	1,200	52,152
Ocwen Financial Corp.*	47,200	1,886,584
Pzena Investment Management, Inc., Class A	35,200	333,344
Randolph Bancorp, Inc.	8,900	212,532
Security National Financial Corp., Class A*	166,063	1,527,780
Silvercrest Asset Management Group, Inc., Class A	25,563	438,917
Velocity Financial, Inc.*	7,500	102,750

		18,176,507

Health Care - 21.68%
Accelerate Diagnostics, Inc.*+	13,800	72,036
Acorda Therapeutics, Inc.*+	166,100	396,979
Adicet Bio, Inc.*	2,200	38,478
Alimera Sciences, Inc.*	18,300	93,696
American Shared Hospital Services*	209,067	495,489
Ampio Pharmaceuticals, Inc.*+	170,992	97,465
Apollo Endosurgery, Inc.*	30,400	256,272
Biocept, Inc.*	7,600	27,512
CareCloud, Inc.*	298,351	1,885,578
Castlight Health, Inc., Class B*	606,052	933,320
cbdMD, Inc.*	421,675	455,409

Industry Company	Shares	Value

Health Care (continued)
Cross Country Healthcare, Inc.*	61,700	$1,712,792
Cumberland Pharmaceuticals, Inc.*+	182,668	853,060
CynergisTek, Inc.*	35,000	50,400
Electromed, Inc.*	79,338	1,031,394
Enochian Biosciences, Inc.*+	4,100	29,889
Enzo Biochem, Inc.*	82,900	266,109
Eton Pharmaceuticals, Inc.*+	114,863	492,762
Exagen, Inc.*	29,200	339,596
FONAR Corp.*	21,700	325,066
Harrow Health, Inc.*	146,100	1,262,304
Harvard Bioscience, Inc.*	270,400	1,906,320
InfuSystem Holdings, Inc.*	30,473	518,955
Inotiv, Inc.*+	8,003	336,686
IntriCon Corp.*	90,043	1,455,995
IRIDEX Corp.*	242,600	1,482,286
Kewaunee Scientific Corp.*	16,900	215,306
Lineage Cell Therapeutics, Inc.*	202,600	496,370
Milestone Scientific, Inc.*	359,800	741,188
Myomo, Inc.*	76,010	520,289
NanoVibronix, Inc.*	15,700	16,328
Neuronetics, Inc.*	75,074	334,830
Opiant Pharmaceuticals, Inc.*	5,300	178,239
Pro-Dex, Inc.*	1,700	40,596
Puma Biotechnology, Inc.*	64,613	196,424
Recro Pharma, Inc.*	60,300	103,113
Sharps Compliance Corp.*	99	706
Star Equity Holdings, Inc.*+	161,778	412,534
SunLink Health Systems, Inc.*	192,800	296,912
Utah Medical Products, Inc.	1,000	100,000
Xtant Medical Holdings, Inc.*	54,100	30,296

		20,498,979

Industrials - 12.45%
Acme United Corp.	35,700	1,203,090
ARC Document Solutions, Inc.	550,800	1,927,800
Avalon Holdings Corp., Class A*	14,700	53,067
DLH Holdings Corp.*	10,100	209,272
Hill International, Inc.*	34,675	67,616
Hudson Global, Inc.*	2,019	58,187

22	Semi-Annual Report | December 31, 2021 (Unaudited)

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)

Industrials (continued)
Hudson Technologies, Inc.*	231,100	$1,026,084
Huttig Building Products, Inc.*	114,310	1,265,412
LS Starrett Co. (The), Class A*	32,300	302,005
LSI Industries, Inc.	102,165	700,852
Mastech Digital, Inc.*	17,600	300,432
Navios Maritime Holdings, Inc.*	36,100	133,209
Orion Group Holdings, Inc.*	179,400	676,338
Pangaea Logistics Solutions, Ltd.	257,600	973,728
Quad/Graphics, Inc.*	14,300	57,200
Quest Resource Holding Corp.*	6,701	46,505
RCM Technologies, Inc.*	76,955	547,920
SIFCO Industries, Inc.*	9,000	58,500
USA Truck, Inc.*	86,200	1,713,656
Virco Mfg. Corp.*	17,600	53,856
Volt Information Sciences, Inc.*	135,600	394,596

		11,769,325

Information Technology - 12.63%
Amtech Systems, Inc.*	6,900	68,172
AstroNova, Inc.*	28,300	382,050
Aviat Networks, Inc.*	39,126	1,255,162
Bel Fuse, Inc., Class B	8,359	108,082
BK Technologies Corp.	25,500	61,458
Communications Systems, Inc.	30,800	73,920
Computer Task Group, Inc.*	89,110	888,427
Daktronics, Inc.*	67,200	339,360
Everspin Technologies, Inc.*+	21,400	241,820
Evolving Systems, Inc.*	150,500	337,120
Information Services Group, Inc.	238,948	1,820,784
inTEST Corp.*	151,181	1,923,022
KVH Industries, Inc.*	4,900	45,031
PCTEL, Inc.	140,900	798,903
RealNetworks, Inc.*	219,500	215,110
RF Industries, Ltd.*	29,696	237,568
Richardson Electronics, Ltd.	37,400	505,648
Schmitt Industries, Inc.*	61,502	341,336
SigmaTron International, Inc.*+	34,500	356,385
Steel Connect, Inc.*	140,200	194,878

Industry Company	Shares	Value

Information Technology (continued)
Taitron Components, Inc., Class A	68,500	$275,370
TESSCO Technologies, Inc.*	73,438	454,581
TransAct Technologies, Inc.*	13,300	144,970
Universal Security Instruments, Inc.*+	110,500	375,700
WidePoint Corp.*	19,810	77,853
Wireless Telecom Group, Inc.*	191,592	421,502

		11,944,212

Materials - 4.38%
Advanced Emissions Solutions, Inc.*	68,000	450,160
AgroFresh Solutions, Inc.*	99,892	198,785
Ampco-Pittsburgh Corp.*	58,032	290,160
Core Molding Technologies, Inc.*	49,704	422,981
Flexible Solutions International, Inc.*	39,600	154,044
Friedman Industries, Inc.	107,669	1,009,935
Gulf Resources, Inc.*	81,460	354,351
Olympic Steel, Inc.	53,680	1,261,480

		4,141,896

Real Estate - 0.51%
American Realty Investors, Inc.*+	8,000	101,200
AMREP Corp.*	20,800	316,160
Maui Land & Pineapple Co., Inc.*	3,200	31,872
Stratus Properties, Inc.*	1,000	36,570

		485,802

TOTAL COMMON STOCKS - 99.12%		93,710,052

(Cost $75,981,015)

	Rate^	Shares	Value
MONEY MARKET FUND - 1.89%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	1,783,455	1,783,455

TOTAL MONEY MARKET FUND - 1.89%			1,783,455

(Cost $1,783,455)

bridgewayfunds.com	23

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

	Rate^	Shares	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.22%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%	3,991,542	$3,991,542

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.22%			3,991,542

(Cost $3,991,542)

TOTAL INVESTMENTS - 105.23%			$99,485,049
(Cost $81,756,012)

Liabilities in Excess of Other Assets - (5.23%)			(4,946,341)

NET ASSETS - 100.00%			$94,538,708

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2021.
^	Rate disclosed as of December 31, 2021.
+

This security or a portion of the security is out on loan at December 31, 2021. Total loaned securities had a value of $4,220,594, which included loaned securities with a value of $28,790 that have been sold and are pending settlement as of December 31, 2021. The total market value of loaned securities excluding these pending sales is $4,191,804. See Note 2 for disclosure of cash and non-cash collateral.

Summary of inputs used to value the Fund’s investments as of 12/31/2021 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$93,710,052	$–	$–	$93,710,052
Money Market Fund	–	1,783,455	–	1,783,455
Investments Purchased With Cash Proceeds From Securities Lending	–	3,991,542	–	3,991,542

TOTAL	$93,710,052	$5,774,997	$–	$99,485,049

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

24	Semi-Annual Report | December 31, 2021 (Unaudited)

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2021

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended December 31, 2021, our Fund returned -7.64%, underperforming our primary market benchmark, the Russell Microcap Index (-2.66%). The Fund also underperformed our peer benchmark, the Refinitiv Lipper Micro-Cap Stock Funds Index (+3.29%), as well as the Russell 2000 Index (+2.14%) and the CRSP Cap-Based Portfolio 10 Index (-7.44%). It was a poor quarter.

For the calendar year, our Fund returned +22.31%, outperforming the Russell Microcap Index (+19.34%), the Russell 2000 Index (+14.82%), and the CRSP Cap-Based Portfolio 10 Index (+18.84%). The Fund trailed the Refinitiv Lipper Micro-Cap Stock Funds Index (+24.90%). It was a good year.

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2021

			Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	-7.64%	-12.12%	22.31%	10.54%	13.28%	7.32%	10.77%
Russell Microcap Index	-2.66%	-7.50%	19.34%	11.69%	13.62%	7.51%	N/A
CRSP Cap-Based Portfolio 10 Index	-7.44%	-11.18%	18.84%	14.03%	14.58%	9.11%	11.55%
Russell 2000 Index	2.14%	-2.31%	14.82%	12.02%	13.23%	8.69%	8.58%
Refinitiv Lipper Micro-Cap Stock Funds Index	3.29%	-1.09%	24.90%	13.99%	13.98%	8.79%	9.15%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Effective October 31, 2021, the Fund changed its broad-based securities market benchmark from the CRSP Cap-Based Portfolio 10 Index to the Russell Microcap Index. Bridgeway Capital Management, the investment adviser for the Fund, believes the Russell Microcap Index is the most appropriate publicly accessible comparison for evaluating the Fund’s performance. The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges. The Index is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Refinitiv Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Refinitiv Lipper. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 622 of the smallest publicly traded U.S. stocks with dividends reinvested, as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgewayfunds.com	25

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to December 31, 2021

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund’s investment universe focuses on the smallest stocks within the US stock market (CRSP 10 universe). The Fund’s focus on the market’s smallest stocks detracted from relative results, as the CRSP 10 universe underperformed the Russell Microcap Index. On average, the Fund held 80% of its assets in the CRSP 10 universe, versus 10% for the benchmark.

However, the Fund’s sidestepping strategies, which eliminate exposure to stocks with high probability of a steep price decline, major financial distress, or bankruptcy, helped performance relative to the CRSP 10 universe.

From a sector perspective, the Fund’s stock selection effect was negative, with holdings in the Health Care and Industrials sectors detracting the most from relative performance.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

				Annualized
CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	96 Years
1 (ultra-large)	10.18%	10.73%	26.33%	19.76%	17.06%	9.82%
2	6.70%	6.84%	23.11%	16.45%	16.15%	10.84%
3	4.09%	1.36%	15.70%	15.34%	14.98%	11.22%
4	1.48%	-2.60%	12.11%	12.85%	13.39%	10.98%
5	1.10%	-2.35%	13.36%	12.25%	12.72%	11.45%
6	1.10%	-4.64%	14.59%	14.24%	14.10%	11.51%
7	-0.89%	-6.77%	14.59%	15.34%	15.82%	11.84%
8	-2.64%	-8.66%	11.22%	9.37%	12.07%	11.42%
9	-3.04%	-7.11%	17.98%	15.04%	15.21%	11.73%
10 (ultra-small)	-7.44%	-11.18%	18.84%	14.03%	14.58%	13.36%

1

Performance figures are as of the period ended December 31, 2021. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

26	Semi-Annual Report | December 31, 2021 (Unaudited)

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Calendar Year Performance

The Fund’s investment universe focuses on the smallest stocks within the US stock market (CRSP 10 universe). On average, the Fund held 80% of its assets in the CRSP 10 universe, versus 10% for the benchmark, which improved relative performance during the year. The Fund’s sidestepping strategies, which eliminate exposure to stocks with high probability of a steep price decline, major financial distress, or bankruptcy, also helped performance relative to the CRSP 10 universe.

From a sector perspective, the Fund’s stock selection effect was positive. Holdings in the Industrials and Communication Services sectors contributed the most to relative performance.

Top Ten Holdings as of December 31, 2021

Rank	Description	Industry	% of Net Assets
1	Kezar Life Sciences, Inc.	Health Care	0.9%
2	Alpine Immune Sciences, Inc.	Health Care	0.8%
3	Kura Sushi USA, Inc., Class A	Consumer Discretionary	0.8%
4	SandRidge Energy, Inc.	Energy	0.7%
5	Ramaco Resources, Inc.	Materials	0.5%
6	CompX International, Inc.	Industrials	0.5%
7	Northrim BanCorp, Inc.	Financials	0.5%
8	Tricida, Inc.	Health Care	0.5%
9	Sierra Oncology, Inc.	Health Care	0.5%
10	Marlin Business Services Corp.	Financials	0.5%

	Total		6.2%

Industry Sector Representation as of December 31, 2021

	% of Net Assets	% of CRSP 10 Index	Difference
Communication Services	4.3%	2.7%	1.6%
Consumer Discretionary	9.7%	7.2%	2.5%
Consumer Staples	3.4%	4.3%	-0.9%
Energy	8.2%	6.0%	2.2%
Financials	23.3%	19.0%	4.3%
Health Care	25.9%	21.4%	4.5%
Industrials	11.4%	11.0%	0.4%
Information Technology	8.5%	9.6%	-1.1%
Materials	3.3%	2.2%	1.1%
Real Estate	1.6%	1.2%	0.5%
Utilities	0.5%	0.5%	0.0%
Liabilities in Excess of Other Assets	-0.1%	14.9%	-15.0%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, December 31, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

bridgewayfunds.com	27

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

The Fund is subject to very high, above-market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources, and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

28	Semi-Annual Report | December 31, 2021 (Unaudited)

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
COMMON STOCKS - 100.11%
Communication Services - 4.25%
Ballantyne Strong, Inc.*	150,000	$433,500
Beasley Broadcast Group, Inc., Class A*	24,625	46,541
Chicken Soup For The Soul Entertainment, Inc.*+	30,000	415,200
Cinedigm Corp., Class A*+	250,000	290,000
Cumulus Media, Inc., Class A*	94,400	1,062,000
DallasNews Corp.	20,918	150,400
DHI Group, Inc.*	190,600	1,189,344
Emerald Holding, Inc.*	190,000	754,300
Fluent, Inc.*	221,100	439,989
Gaia, Inc.*	88,400	757,588
Hemisphere Media Group, Inc.*	20,000	145,400
Lee Enterprises, Inc.*	15,600	538,824
Marchex, Inc., Class B*	156,600	388,368
National CineMedia, Inc.	250,000	702,500
NII Holdings, Inc., Escrow*Δ#	287,700	71,925
Saga Communications, Inc., Class A	22,216	533,406
Salem Media Group, Inc.*+	104,000	318,240
Spok Holdings, Inc.	60,000	559,800
Takung Art Co., Ltd.*	35,000	141,750
Townsquare Media, Inc., Class A*	58,900	785,137
Travelzoo*	79,943	753,063
Zedge, Inc., Class B*	49,919	424,312

		10,901,587

Consumer Discretionary - 9.71%
AMCON Distributing Co.+	2,500	498,775
Ark Restaurants Corp.*	14,500	241,425
Aspen Group, Inc.*+	117,100	276,356
Bassett Furniture Industries, Inc.	25,644	430,050
BBQ Holdings, Inc.*	29,838	473,828
Build-A-Bear Workshop, Inc.	57,900	1,130,208
BurgerFi International, Inc.*+	98,588	558,994
Canterbury Park Holding Corp.*	11,689	201,752
Carrols Restaurant Group, Inc.	149,700	443,112
Casper Sleep, Inc.*	88,500	591,180
Cato Corp. (The), Class A	67,373	1,156,121
Chico’s FAS, Inc.*	35,200	189,376
Culp, Inc.	37,000	351,870

Industry Company	Shares	Value

Consumer Discretionary (continued)
Delta Apparel, Inc.*	30,188	$897,791
Dixie Group, Inc. (The)*+	95,000	544,350
Drive Shack, Inc.*	400,000	572,000
Educational Development Corp.	31,400	280,088
Emerson Radio Corp.*	102,100	82,711
Envela Corp.*	112,400	457,468
Ever-Glory International Group, Inc.*	55,000	135,850
Express, Inc.*	60,000	184,800
Flanigan’s Enterprises, Inc.*	1,000	30,871
Flexsteel Industries, Inc.	33,200	891,752
Hamilton Beach Brands Holding Co., Class A	47,400	680,664
Horizon Global Corp.*	74,200	592,116
J. Jill, Inc.*	39,200	751,856
JAKKS Pacific, Inc.*	53,590	544,474
Kirkland’s, Inc.*	40,000	597,200
Kura Sushi USA, Inc., Class A*	24,000	1,940,160
Lakeland Industries, Inc.*	25,157	545,907
Lincoln Educational Services Corp.*	160,505	1,198,972
Luby’s, Inc.	71,600	204,776
Nathan’s Famous, Inc.	4,600	268,594
Nautilus, Inc.*	50,000	306,500
PARTS iD, Inc.*+	200,000	488,000
PlayAGS, Inc.*	128,300	871,157
Potbelly Corp.*	82,300	459,234
StoneMor, Inc.*	139,662	318,429
Strattec Security Corp.*	15,700	581,214
Superior Industries International, Inc.*	102,500	459,200
Sypris Solutions, Inc.*	109,404	269,134
Tandy Leather Factory, Inc.*	51,558	265,524
Unique Fabricating, Inc.*	43,000	84,280
Universal Technical Institute, Inc.*	135,200	1,057,264
Vince Holding Corp.*+	51,263	408,310
VOXX International Corp.*	11,100	112,887
Weyco Group, Inc.	38,000	909,720
Xcel Brands, Inc.*	75,000	81,750
Zovio, Inc.*	200,200	254,254

		24,872,304

Consumer Staples - 3.36%
Alico, Inc.	31,100	1,151,633
Better Choice Co., Inc.*+	200,000	646,000
Blue Apron Holdings, Inc., Class A*+	50,500	339,865
Bridgford Foods Corp.*+	6,900	80,247

bridgewayfunds.com	29

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Consumer Staples (continued)
Farmer Bros Co.*	69,100	$514,795
Landec Corp.*	105,000	1,165,500
LifeMD, Inc.*+	100,000	387,000
Lifeway Foods, Inc.*	72,401	341,733
Limoneira Co.	50,000	750,000
Mannatech, Inc.	9,600	367,872
Natural Alternatives International, Inc.*	31,610	399,550
Natural Grocers by Vitamin Cottage, Inc.	34,000	484,500
Oil-Dri Corp. of America	18,600	608,778
Planet Green Holdings Corp.*	83,000	84,660
Rocky Mountain Chocolate Factory, Inc.	21,500	167,700
United-Guardian, Inc.	17,200	282,080
Village Super Market, Inc., Class A	35,500	830,345

		8,602,258

Energy - 8.24%
Adams Resources & Energy, Inc.	23,700	659,097
Aemetis, Inc.*+	20,000	246,000
Altus Midstream Co., Class A+	12,500	766,375
Amplify Energy Corp.*	227,400	707,214
Barnwell Industries, Inc.*	60,000	174,600
Battalion Oil Corp.*+	56,500	553,700
Camber Energy, Inc.*	100,000	85,000
Centrus Energy Corp., Class A*	15,000	748,650
CONSOL Energy, Inc.*	20,000	454,200
Dawson Geophysical Co.*	89,600	207,424
Enservco Corp.*+	56,093	47,847
Evolution Petroleum Corp.	135,800	685,790
Exterran Corp.*	193,200	575,736
Forum Energy Technologies, Inc.*	32,000	513,600
FTS International, Inc., Class A*	46,000	1,207,500
Geospace Technologies Corp.*	85,000	571,200
Gran Tierra Energy, Inc.*	1,300,000	989,430
Gulf Island Fabrication, Inc.*	16,248	65,154
Houston American Energy Corp.*	68,000	97,240
Independence Contract Drilling, Inc.*+	30,000	90,000
ION Geophysical Corp.*+	90,000	79,200

Industry Company	Shares	Value

Energy (continued)
KLX Energy Services Holdings, Inc.*+	51,702	$160,276
Laredo Petroleum, Inc.*+	5,500	330,715
Mammoth Energy Services, Inc.*	200,000	364,000
Mexco Energy Corp.*	8,000	75,040
MIND Technology, Inc.*	119,515	198,395
NACCO Industries, Inc., Class A	20,570	746,485
Natural Gas Services Group, Inc.*	64,076	670,876
NCS Multistage Holdings, Inc.*	11,750	340,750
New Concept Energy, Inc.*	8,400	19,992
Newpark Resources, Inc.*	328,700	966,378
Nine Energy Service, Inc.*+	367,700	367,700
Nuverra Environmental Solutions, Inc.*	32,789	99,679
Oil States International, Inc.*	210,000	1,043,700
Overseas Shipholding Group, Inc., Class A*	288,096	541,621
PEDEVCO Corp.*	295,946	313,703
PHX Minerals, Inc.	83,900	182,063
Ranger Energy Services, Inc.*	24,700	253,669
Ring Energy, Inc.*+	197,300	449,844
SandRidge Energy, Inc.*	166,000	1,736,360
SEACOR Marine Holdings, Inc.*	120,805	410,737
SilverBow Resources, Inc.*	41,100	894,747
Smart Sand, Inc.*	190,900	339,802
Superior Drilling Products, Inc.*	166,100	121,303
VAALCO Energy, Inc.*	298,000	956,580

		21,109,372

Financials - 23.32%
1st Constitution Bancorp	40,905	1,050,850
AmeriServ Financial, Inc.	84,171	324,900
Ashford, Inc.*+	5,000	83,250
Associated Capital Group, Inc., Class A	10,000	430,000
Atlantic American Corp.	116,256	284,827
Auburn National BanCorp, Inc.	13,474	427,126
Bank of Princeton (The)	35,766	1,049,017
Bank7 Corp.	37,910	871,930
BankFinancial Corp.	65,600	699,952
Bankwell Financial Group, Inc.	33,000	1,083,720
BayCom Corp.*	41,000	769,160

30	Semi-Annual Report | December 31, 2021 (Unaudited)

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
BCB Bancorp, Inc.	53,600	$827,048
C&F Financial Corp.	11,990	613,768
California BanCorp*	17,200	344,688
Capital Bancorp, Inc.	42,834	1,122,251
CB Financial Services, Inc.	18,700	450,670
Chemung Financial Corp.	16,298	746,122
Citizens Community Bancorp, Inc.	76,600	1,054,782
Citizens Holding Co.	25,070	470,063
Citizens, Inc.*+	90,000	477,900
Codorus Valley Bancorp, Inc.	30,137	650,959
Cohen & Co., Inc.+	5,000	74,050
Colony Bankcorp, Inc.	43,868	748,827
Community West Bancshares	31,657	421,038
Conifer Holdings, Inc.*	43,000	99,760
Consumer Portfolio Services, Inc.*	94,900	1,124,565
Eagle Bancorp Montana, Inc.	19,521	448,593
Elevate Credit, Inc.*	160,100	475,497
ESSA Bancorp, Inc.	32,143	557,038
Evans Bancorp, Inc.	23,201	935,000
FG Financial Group, Inc.*+	53,000	196,100
First Bank	64,800	940,248
First Business Financial Services, Inc.	39,608	1,155,365
First Financial Northwest, Inc.	34,770	562,231
First Guaranty Bancshares, Inc.	29,856	608,465
First Northwest Bancorp	34,600	699,958
First United Corp.	30,592	577,271
First Western Financial, Inc.*	22,051	669,468
GAMCO Investors, Inc., Class A	38,400	959,232
Greenhill & Co., Inc.	59,400	1,065,042
Guaranty Federal Bancshares, Inc.	15,856	506,441
Hallmark Financial Services, Inc.*	105,100	457,185
Hawthorn Bancshares, Inc.	28,799	743,878
Heritage Insurance Holdings, Inc.	92,500	543,900
HMN Financial, Inc.*	23,000	560,740
Impac Mortgage Holdings, Inc.*	95,680	106,214
Investar Holding Corp.	43,000	791,630
Kentucky First Federal Bancorp	6,000	45,120

Industry Company	Shares	Value

Financials (continued)
Lake Shore Bancorp, Inc.	47,150	$711,022
Landmark Bancorp, Inc.	22,815	650,240
Level One Bancorp, Inc.	11,100	437,784
Magyar Bancorp, Inc.	12,579	154,973
Malvern Bancorp, Inc.*	34,800	545,316
Manning & Napier, Inc.	71,200	591,672
Marlin Business Services Corp.	55,300	1,287,384
Medallion Financial Corp.*+	99,044	574,455
Meridian Corp.	29,000	1,066,330
Mid Penn Bancorp, Inc.	19,317	613,122
National Security Group, Inc. (The)	2,700	24,840
Nicolet Bankshares, Inc.*	4,640	397,880
Northeast Bank	20,700	739,611
Northrim BanCorp, Inc.	30,795	1,338,351
Norwood Financial Corp.	25,512	663,057
Ocwen Financial Corp.*	28,834	1,152,495
Ohio Valley Banc Corp.	20,500	595,525
OP Bancorp	45,800	584,408
Patriot National Bancorp, Inc.*	4,500	69,975
PCB Bancorp	25,000	549,000
PDL Community Bancorp*	43,506	636,928
Penns Woods Bancorp, Inc.	31,066	732,226
Peoples Bancorp of North Carolina, Inc.	20,830	574,700
Peoples Financial Services Corp.	9,500	500,555
Professional Holding Corp., Class A*	57,000	1,092,120
Provident Financial Holdings, Inc.	30,617	506,711
Prudential Bancorp, Inc.+	38,100	517,398
Pzena Investment Management, Inc., Class A	68,900	652,483
Randolph Bancorp, Inc.	22,000	525,360
Republic First Bancorp, Inc.*	169,100	629,052
Riverview Bancorp, Inc.	135,406	1,041,272
Safeguard Scientifics, Inc.*	70,000	514,500
Security National Financial Corp., Class A*	90,286	830,631
Shore Bancshares, Inc.	33,200	692,220
Silvercrest Asset Management Group, Inc., Class A	37,102	637,041
Summit State Bank	31,240	470,787
Territorial Bancorp, Inc.	34,307	866,252

bridgewayfunds.com	31

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
Timberland Bancorp, Inc.	31,500	$872,550
Unico American Corp.*	54,500	187,480
Union Bankshares, Inc.	14,951	434,476
United Bancshares, Inc.	15,200	463,600
Unity Bancorp, Inc.	37,912	995,190
Velocity Financial, Inc.*	78,121	1,070,258
Western New England Bancorp, Inc.	101,044	885,145
Westwood Holdings Group, Inc.	30,000	508,200
WVS Financial Corp.	16,800	258,552

		59,748,966

Health Care - 25.85%
AcelRx Pharmaceuticals, Inc.*+	297,400	166,604
Acorda Therapeutics, Inc.*	77,006	184,044
Actinium Pharmaceuticals, Inc.*+	86,966	522,666
Acutus Medical, Inc.*	173,300	590,953
AgeX Therapeutics, Inc.*	165,000	179,850
AIM ImmunoTech, Inc.*+	205,000	188,600
Allena Pharmaceuticals, Inc.*	106,800	63,279
Alpine Immune Sciences, Inc.*	142,811	1,977,932
American Shared Hospital Services*	33,700	79,869
Ampio Pharmaceuticals, Inc.*+	578,000	329,460
Amryt Pharma Plc, ADR*	1	11
Annovis Bio, Inc.*+	22,500	395,550
Apollo Endosurgery, Inc.*	128,200	1,080,726
Applied Genetic Technologies Corp.*	165,600	314,640
Aprea Therapeutics, Inc.*+	75,000	215,250
Aptinyx, Inc.*+	252,000	672,840
Aquestive Therapeutics, Inc.*+	177,500	690,475
Aravive, Inc.*+	65,725	143,938
Armata Pharmaceuticals, Inc.*+	104,682	573,657
Assembly Biosciences, Inc.*	17,300	40,309
Astria Therapeutics, Inc.*	45,000	242,550
Atreca, Inc., Class A*+	130,000	393,900
Avrobio, Inc.*	153,100	589,435
Axcella Health, Inc.*	165,009	344,869
Ayala Pharmaceuticals, Inc.*+	78,000	663,780
Aziyo Biologics, Inc., Class A*	7,900	49,770

Industry Company	Shares	Value

Health Care (continued)
Biodesix, Inc.*	96,800	$512,072
BiomX, Inc.*	98,700	157,920
Cabaletta Bio, Inc.*	2,730	10,347
Calithera Biosciences, Inc.*	183,500	122,064
Calyxt, Inc.*	193,500	412,155
CareCloud, Inc.*	63,663	402,350
Castlight Health, Inc., Class B*	565,900	871,486
cbdMD, Inc.*+	253,600	273,888
Checkmate Pharmaceuticals, Inc.*+	103,800	297,906
China Pharma Holdings, Inc.*	195,000	94,107
Cidara Therapeutics, Inc.*	347,200	440,944
Clearside Biomedical, Inc.*+	316,600	870,650
Cogent Biosciences, Inc.*+	39,690	340,540
Concert Pharmaceuticals, Inc.*	138,100	435,015
CorMedix, Inc.*+	167,800	763,490
Corvus Pharmaceuticals, Inc.*+	220,700	531,887
Cumberland Pharmaceuticals, Inc.*+	49,887	232,972
Curis, Inc.*	60,000	285,600
Cymabay Therapeutics, Inc.*	43,500	147,030
CynergisTek, Inc.*	90,000	129,600
Daxor Corp.*+	9,400	106,079
Decibel Therapeutics, Inc.*	110,228	512,560
Eiger BioPharmaceuticals, Inc.*	125,000	648,750
ElectroCore, Inc.*	85,000	49,513
Electromed, Inc.*	27,000	351,000
Eloxx Pharmaceuticals, Inc.*+	309,400	216,580
Entasis Therapeutics Holdings, Inc.*	110,000	240,900
Enzo Biochem, Inc.*	222,700	714,867
Equillium, Inc.*	104,200	390,750
Eton Pharmaceuticals, Inc.*+	88,400	379,236
Exagen, Inc.*	56,000	651,280
EyePoint Pharmaceuticals, Inc.*	89,400	1,094,256
Frequency Therapeutics, Inc.*+	82,400	422,712
Gain Therapeutics, Inc.*	50,000	267,000
Galecto, Inc.*	175,000	530,250
Galera Therapeutics, Inc.*+	43,200	198,288
GBS, Inc.*+	75,000	107,250
Gemini Therapeutics, Inc.*	117,500	341,925

32	Semi-Annual Report | December 31, 2021 (Unaudited)

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Health Care (continued)
GlycoMimetics, Inc.*+	150,000	$216,000
Graybug Vision, Inc.*+	90,000	164,700
Great Elm Group, Inc.*	116,197	242,852
Gritstone bio, Inc.*+	78,100	1,004,366
Harrow Health, Inc.*	110,400	953,856
Harvard Bioscience, Inc.*	121,717	858,105
HCW Biologics, Inc.*+	46,600	108,112
Hookipa Pharma, Inc.*	98,800	230,204
iBio, Inc.*	100,000	54,900
IMARA, Inc.*	120,200	270,450
Immunic, Inc.*	95,000	909,150
Impel Neuropharma, Inc.*+	75,000	647,250
Infinity Pharmaceuticals, Inc.*	131,000	294,750
Inozyme Pharma, Inc.*	74,000	504,680
InspireMD, Inc.*+	36,667	110,734
IntriCon Corp.*	38,600	624,162
Invacare Corp.*	320,000	870,400
IRIDEX Corp.*	74,700	456,417
IsoRay, Inc.*	184,000	71,355
Kewaunee Scientific Corp.*	13,200	168,168
Kezar Life Sciences, Inc.*	137,100	2,292,312
Lannett Co., Inc.*+	176,000	285,120
Larimar Therapeutics, Inc.*	60,000	647,400
Leap Therapeutics, Inc.*+	157,101	509,007
Lexicon Pharmaceuticals, Inc.*	135,500	533,870
LogicBio Therapeutics, Inc.*	122,900	283,899
Longboard Pharmaceuticals, Inc.*	70,000	338,800
Lumos Pharma, Inc.*	46,744	324,403
Lyra Therapeutics, Inc.*+	65,000	283,400
Marker Therapeutics, Inc.*	317,416	301,609
Matinas BioPharma Holdings, Inc.*	726,891	734,160
MediciNova, Inc.*+	215,247	576,862
Merrimack Pharmaceuticals, Inc.*	57,500	224,825
Milestone Scientific, Inc.*	274,500	565,470
Minerva Neurosciences, Inc.*+	173,211	138,742
Minerva Surgical, Inc.*+	50,000	257,000
Mustang Bio, Inc.*	306,900	509,454
Myomo, Inc.*	35,500	242,998
NanoViricides, Inc.*	94,039	349,825
NantHealth, Inc.*	325,100	342,981
Navidea Biopharmaceuticals, Inc.*	102,440	102,440
Neuronetics, Inc.*	75,305	335,860
NextCure, Inc.*+	80,000	480,000

Industry Company	Shares	Value

Health Care (continued)
NovaBay Pharmaceuticals, Inc.*	155,000	$58,373
Odonate Therapeutics, Inc.*	235,000	317,250
Oncorus, Inc.*	62,000	326,740
Ontrak, Inc.*+	32,800	206,312
Optinose, Inc.*+	175,000	283,500
Oragenics, Inc.*	140,000	62,440
Otonomy, Inc.*	318,000	661,440
Ovid therapeutics, Inc.*+	200,000	642,000
Palatin Technologies, Inc.*	650,000	332,540
Paratek Pharmaceuticals, Inc.*+	150,000	673,500
PhaseBio Pharmaceuticals, Inc.*+	280,000	730,800
Pluristem Therapeutics, Inc.*+	120,000	175,200
Protara Therapeutics, Inc.*	53,500	361,125
Puma Biotechnology, Inc.*	170,900	519,536
RA Medical Systems, Inc.*+	25,000	39,000
Reneo Pharmaceuticals, Inc.*+	100,000	855,000
Satsuma Pharmaceuticals, Inc.*	100,000	450,000
Savara, Inc.*	366,393	454,327
Scopus Biopharma, Inc.*+	93,966	153,634
scPharmaceuticals, Inc.*	129,500	650,090
SCYNEXIS, Inc.*+	74,500	454,450
Sesen Bio, Inc.*	250,000	203,750
Sierra Oncology, Inc.*	59,440	1,292,226
Sigilon Therapeutics, Inc.*	200,000	552,000
Sio Gene Therapies, Inc.*	329,300	424,797
SOC Telemed, Inc.*	350,000	448,000
Solid Biosciences, Inc.*	180,500	315,875
Sonida Senior Living, Inc.*	10,615	302,421
Spruce Biosciences, Inc.*+	209,864	935,993
Star Equity Holdings, Inc.*+	61,390	156,545
SunLink Health Systems, Inc.*	33,000	50,820
Synlogic, Inc.*	266,900	645,898
Synthetic Biologics, Inc.*	74,300	20,224
Syros Pharmaceuticals, Inc.*	161,700	527,142
T2 Biosystems, Inc.*+	250,000	129,050
Talis Biomedical Corp.*	32,500	130,325
Tela Bio, Inc.*+	60,000	768,000
Terns Pharmaceuticals, Inc.*+	92,000	650,440
TFF Pharmaceuticals, Inc.*+	77,000	682,990

bridgewayfunds.com	33

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Health Care (continued)
Trevi Therapeutics, Inc.*+	75,000	$58,665
Tricida, Inc.*+	139,300	1,331,708
TScan Therapeutics, Inc.*	40,000	180,000
UNITY Biotechnology, Inc.*	208,450	304,337
Venus Concept, Inc.*	408,644	694,695
Viracta Therapeutics, Inc.*	35,000	127,750
VolitionRX, Ltd.*+	235,000	737,900
Voyager Therapeutics, Inc.*+	30,481	82,604
Xeris Biopharma Holdings, Inc.*	232,851	682,253
Xtant Medical Holdings, Inc.*	303,400	169,904
Zynerba Pharmaceuticals, Inc.*+	195,200	562,176

		66,246,969

Industrials - 11.41%
Acacia Research Corp.*	168,100	862,353
Acme United Corp.	14,035	472,980
AeroCentury Corp.+	13,400	799,980
Air Industries Group*	115,000	104,305
Air T, Inc.*	17,250	433,838
Alpha Pro Tech, Ltd.*+	41,000	244,770
ARC Document Solutions, Inc.	167,400	585,900
Armstrong Flooring, Inc.*	141,400	279,972
Atlas Technical Consultants, Inc.*	25,000	210,500
Avalon Holdings Corp., Class A*	3,900	14,079
BGSF, Inc.	51,000	731,850
BitNile Holdings, Inc.*+	226,128	269,092
CECO Environmental Corp.*	108,300	674,709
Charah Solutions, Inc.*	115,000	543,950
Chicago Rivet & Machine Co.	8,000	210,200
CompX International, Inc.	61,200	1,375,164
CPI Aerostructures, Inc.*	15,000	40,950
Eastern Co. (The)	21,200	533,392
Espey Mfg. & Electronics Corp.+	16,108	228,893
FreightCar America, Inc.*+	80,000	295,200
GEE Group, Inc.*	77,600	44,232
Gencor Industries, Inc.*	79,700	918,941
Graham Corp.	43,000	534,920
Hill International, Inc.*	247,658	482,933
Hudson Global, Inc.*	10,942	315,348
Hurco Cos., Inc.	23,000	683,100

Industry Company	Shares	Value

Industrials (continued)
India Globalization Capital, Inc.*+	139,000	$135,734
Innovate Corp.*+	291,392	1,078,150
Innovative Solutions & Support, Inc.*	93,100	610,736
L B Foster Co., Class A*	26,700	367,125
LS Starrett Co. (The), Class A*	36,400	340,340
LSI Industries, Inc.	103,000	706,580
Mastech Digital, Inc.*	40,400	689,628
Matrix Service Co.*	84,700	636,944
Mayville Engineering Co., Inc.*	15,258	227,497
Mesa Air Group, Inc.*	120,600	675,360
Mistras Group, Inc.*	132,300	982,989
NN, Inc.*	132,000	541,200
Ocean Power Technologies, Inc.*	25,000	37,000
Orion Group Holdings, Inc.*	150,000	565,500
P&F Industries, Inc., Class A*	10,500	64,050
Park Aerospace Corp.	60,000	792,000
Patriot Transportation Holding, Inc.	19,871	160,359
Performant Financial Corp.*	278,300	670,703
Perma-Pipe International Holdings, Inc.*	71,600	615,760
Quad/Graphics, Inc.*	141,169	564,676
RCM Technologies, Inc.*	70,642	502,971
Servotronics, Inc.*	16,653	211,160
Shapeways Holdings, Inc.*+	127,000	471,170
SIFCO Industries, Inc.*	26,024	169,156
Team, Inc.*	303,800	331,142
Twin Disc, Inc.*	58,100	636,776
Ultralife Corp.*	52,400	316,496
USA Truck, Inc.*	40,300	801,164
Vidler Water Resouces, Inc.*+	65,000	785,200
Virco Mfg. Corp.*	25,800	78,948
Volt Information Sciences, Inc.*	109,900	319,809
Westwater Resources, Inc.*+	126,500	271,975
Williams Industrial Services Group, Inc.*+	75,000	224,250
Willis Lease Finance Corp.*	23,100	869,715
Yellow Corp.*+	70,655	889,546

		29,233,360

34	Semi-Annual Report | December 31, 2021 (Unaudited)

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Information Technology - 8.52%
ADDvantage Technologies Group, Inc.*+	75,000	$129,750
ALJ Regional Holdings, Inc.*	225,000	409,500
Amtech Systems, Inc.*	84,000	829,920
Applied Optoelectronics, Inc.*+	130,000	668,200
AstroNova, Inc.*	37,700	508,950
Aware, Inc.*	74,579	234,924
Bel Fuse, Inc., Class B	40,400	522,372
BK Technologies Corp.	60,217	145,129
Blonder Tongue Laboratories, Inc.*	90,000	53,100
BM Technologies, Inc.*+	60,000	552,600
Communications Systems, Inc.	77,216	185,318
Computer Task Group, Inc.*	62,100	619,137
CSP, Inc.*	45,000	395,550
Daktronics, Inc.*	157,855	797,168
eMagin Corp.*	326,000	420,540
EMCORE Corp.*	63,873	445,833
Everspin Technologies, Inc.*+	68,000	768,400
Frequency Electronics, Inc.*	45,000	443,700
GSI Technology, Inc.*	101,417	469,561
Immersion Corp.*+	130,000	742,300
Information Services Group, Inc.	18,900	144,018
Innodata, Inc.*	133,955	793,013
Intellicheck, Inc.*+	110,300	509,586
inTEST Corp.*	52,401	666,541
Intevac, Inc.*	116,000	546,360
Inuvo, Inc.*	306,000	162,180
Issuer Direct Corp.*	16,500	485,941
Key Tronic Corp.*	57,400	357,028
KVH Industries, Inc.*	68,374	628,357
LGL Group, Inc. (The)*	29,200	332,880
Marin Software, Inc.*+	60,000	222,600
Network-1 Technologies, Inc.	134,000	377,880
Optical Cable Corp.*	27,600	148,212
PCTEL, Inc.	70,200	398,034
Pixelworks, Inc.*	153,100	673,640
Powerfleet, Inc.*	148,000	701,520
RealNetworks, Inc.*	241,900	237,062
RF Industries, Ltd.*	43,230	345,840
Richardson Electronics, Ltd.	50,311	680,205
SeaChange International, Inc.*	225,000	360,000

Industry Company	Shares	Value

Information Technology (continued)
SecureWorks Corp., Class A*	9,400	$150,118
ServiceSource International, Inc.*	370,817	367,146
StarTek, Inc.*	13,000	67,860
Steel Connect, Inc.*	12,000	16,680
Synchronoss Technologies, Inc.*	250,100	610,244
TESSCO Technologies, Inc.*	45,000	278,550
TransAct Technologies, Inc.*	44,623	486,391
Trio-Tech International*+	26,800	359,924
Usio, Inc.*	100,000	436,000
Wayside Technology Group, Inc.	16,800	589,008
WidePoint Corp.*	53,918	211,898
Wireless Telecom Group, Inc.*	64,666	142,265

		21,828,933

Materials - 3.34%
Advanced Emissions
Solutions, Inc.*	89,000	589,180
AgroFresh Solutions, Inc.*	259,000	515,410
Ampco-Pittsburgh Corp.*	62,000	310,000
Comstock Mining, Inc.*	229,000	295,410
Core Molding Technologies, Inc.*	24,400	207,644
Flexible Solutions International, Inc.*	60,307	234,594
Flotek Industries, Inc.*	167,300	189,049
Friedman Industries, Inc.	42,200	395,836
Gold Resource Corp.	304,300	474,708
Golden Minerals Co.*	450,000	157,185
Gulf Resources, Inc.*	67,360	293,016
LSB Industries, Inc.*	24,200	267,410
Northern Technologies International Corp.	39,900	610,470
Olympic Steel, Inc.	18,300	430,050
Paramount Gold Nevada Corp.*	150,000	104,790
Ramaco Resources, Inc.*	103,200	1,403,520
Solitario Zinc Corp.*	205,000	102,480
Synalloy Corp.*	34,138	560,887
Trecora Resources*	110,641	893,979
United States Antimony Corp.*	258,500	128,681

bridgewayfunds.com	35

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Materials (continued)
Universal Stainless & Alloy Products, Inc.*	49,558	$391,013

		8,555,312

Real Estate - 1.64%
American Realty Investors, Inc.*+	17,197	217,542
AMREP Corp.*	43,100	655,120
CTO Realty Growth, Inc.+	20,600	1,265,252
Maui Land & Pineapple Co., Inc.*	81,500	811,740
Stratus Properties, Inc.*	24,250	886,823
Transcontinental Realty Investors, Inc.*+	2,800	109,480
Trinity Place Holdings, Inc.*	146,100	268,824

		4,214,781

Utilities - 0.47%
Genie Energy, Ltd., Class B	74,100	412,737
RGC Resources, Inc.+	34,300	789,243

		1,201,980

TOTAL COMMON STOCKS - 100.11%		256,515,822

(Cost $224,465,967)

	Principal Amount	Value

CORPORATE BONDS - 0.03%
Financial - 0.03%
GAMCO Investors, Inc.++, 4.00%, 06/15/23	76,000	75,221

TOTAL CORPORATE BONDS - 0.03%		75,221

(Cost $76,000)

Industry Company	Shares	Value
RIGHTS - 0.01%
Adamas Pharmaceuticals, Inc., CVR*Δ#	110,000	$–
Adamas Pharmaceuticals, Inc., CVR*Δ#	110,000	–
Cogent Biosciences, Inc., CVR*Δ#+	160,000	–
Elanco Animal Health, Inc., CVR*Δ#	46,983	–
OncoMed Pharmaceuticals, Inc., CVR*Δ#	125,000	–
ZAGG, Inc., CVR*Δ#	65,000	19,500

TOTAL RIGHTS - 0.01%		19,500

(Cost $32,819)

WARRANTS - 0.01%
LGL Group, Inc. (The), expiring 11/16/25*	29,200	22,715

TOTAL WARRANTS - 0.01%		22,715

(Cost $14,873)

	Rate^	Shares	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 7.21%
Fidelity Investments Money
Market Government Portfolio Class I**	0.01%	18,473,772	18,473,772

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 7.21%			18,473,772

(Cost $18,473,772)

TOTAL INVESTMENTS - 107.37%			$275,107,030
(Cost $243,063,431)

Liabilities in Excess of Other Assets - (7.37%)			(18,881,995)

NET ASSETS - 100.00%			$256,225,035

36	Semi-Annual Report | December 31, 2021 (Unaudited)

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

#   Illiquid security as determined under procedures approved by the Board of Directors. The aggregate value of illiquid securities is $91,425, which is 0.04% of total net assets.

*  Non-income producing security.

**  This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2021.

^ Rate disclosed as of December 31, 2021.

Δ   Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.

+   This security or a portion of the security is out on loan as of December 31, 2021. Total loaned securities had a value of $21,151,722 as of December 31, 2021. See Note 2 for disclosure of cash and non-cash collateral.

++  Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

ADR - American Depositary Receipt

CVR - Contingent Value Right

PLC - Public Limited Company

bridgewayfunds.com	37

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2021

(See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks
Communication Services	$10,829,662	$–	$71,925	$10,901,587
Other Industries (a)	245,614,235	–	–	245,614,235

Total Common Stocks	256,443,897	–	71,925	256,515,822
Corporate Bonds	–	75,221	–	75,221
Rights	–	–	19,500	19,500
Warrants	22,715	–	–	22,715
Investments Purchased With Cash Proceeds From Securities Lending	–	18,473,772	–	18,473,772

TOTAL	$256,466,612	$18,548,993	$ 91,425	$275,107,030

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)

	Common Stocks	Rights	Total

Balance as of 06/30/2021	$615,678	$19,500	$635,178
Purchases/Issuances	–	–	–
Sales/Expirations	–	–	–
Return of Capital	–	–	–
Realized Gain/(Loss)	–	–	–
Change in unrealized Appreciation/(Depreciation)	(543,753)	–	(543,753)
Transfers in	–	–	–
Transfers out	–	–	–

Balance as of 12/31/2021	$71,925	$19,500	$91,425

Net change in unrealized Appreciation/(Depreciation) from investments held as of 12/31/2021	$(543,753)	$–	$(543,753)

See Notes to Financial Statements.

38	Semi-Annual Report | December 31, 2021 (Unaudited)

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2021

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2021, our Fund returned +7.05%, outperforming our primary market benchmark, the Russell 2000 Value Index (+4.36%), and our peer benchmark, the Refinitiv Lipper Small-Cap Value Funds Index (+6.20%). It was a good quarter.

For the calendar year, our Fund returned +67.74%, outperforming both the Russell 2000 Value Index (+28.27%) and the Refinitiv Lipper Small-Cap Value Funds Index (+33.82%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2021

			Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (10/31/03)

Small-Cap Value Fund	7.05%	9.13%	67.74%	15.01%	14.69%	8.56%	9.88%
Russell 2000 Value Index	4.36%	1.24%	28.27%	9.07%	12.03%	7.19%	9.04%
Refinitiv Lipper Small-Cap Value Funds
Index	6.20%	4.42%	33.82%	8.89%	11.26%	7.52%	9.11%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Refinitiv Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Refinitiv Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgewayfunds.com	39

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to December 31, 2021

Detailed Explanation of Quarterly Performance

All three of the Fund’s model categories outperformed the benchmark during the quarter, adding to relative results. The Fund’s tilt toward deeper value stocks across multiple valuation metrics also improved relative returns. However, its tilt toward smaller stocks in the small-cap value universe detracted from relative performance.

From a sector perspective, the Fund’s allocation effect was negative. Underweightings in the Utilities and Information Technology sectors and an overweighting in the Energy sector detracted the most from relative results. In contrast, the Fund’s stock selection effect was positive, with holdings in the Health Care, Financials, Consumer Discretionary, and Communication Services sectors adding the most to relative performance.

Detailed Explanation of Calendar Year Performance

All three of the Fund’s model categories outperformed the benchmark, with the value metrics models adding the most to relative results. The Fund’s tilt toward deeper value stocks across multiple valuation metrics boosted relative returns, as did its tilt toward smaller stocks in the small-cap value universe.

From a sector perspective, the Fund’s allocation effect was positive. Overweightings in the Energy and Consumer Discretionary sectors and an underweighting in the Utilities and Information Technology sectors added the most to relative results. The Fund’s stock selection effect was strongly positive. Holdings in all sectors improved relative returns, with the largest positive contribution coming from holdings in the Consumer Discretionary sector.

40	Semi-Annual Report | December 31, 2021 (Unaudited)

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2021

Rank	Description	Industry	% of Net Assets
1	Hovnanian Enterprises, Inc., Class A	Consumer Discretionary	2.0%
2	Veritiv Corp.	Industrials	1.8%
3	Clearwater Paper Corp.	Materials	1.7%
4	Rite Aid Corp.	Consumer Staples	1.7%
5	WideOpenWest, Inc.	Communication Services	1.7%
6	Simmons First National Corp., Class A	Financials	1.6%
7	Oppenheimer Holdings, Inc., Class A	Financials	1.6%
8	NexPoint Residential Trust, Inc.	Real Estate	1.6%
9	Peabody Energy Corp.	Energy	1.5%
10	Independence Realty Trust, Inc.	Real Estate	1.5%

	Total		16.7%

Industry Sector Representation as of December 31, 2021

		% of Russell 2000
	% of Net Assets	Value Index	Difference
Communication Services	3.7%	3.6%	0.1%
Consumer Discretionary	10.3%	8.0%	2.3%
Consumer Staples	6.1%	3.0%	3.1%
Energy	8.5%	6.4%	2.1%
Financials	23.0%	26.5%	-3.5%
Health Care	11.6%	10.4%	1.2%
Industrials	12.8%	15.2%	-2.4%
Information Technology	2.7%	5.7%	-3.0%
Materials	7.8%	4.6%	3.2%
Real Estate	10.1%	11.6%	-1.5%
Utilities	1.4%	5.0%	-3.6%
Cash & Other Assets	2.0%	0.0%	2.0%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, December 31, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

bridgewayfunds.com	41

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

42	Semi-Annual Report | December 31, 2021 (Unaudited)

Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
COMMON STOCKS - 97.98%

Communication Services - 3.67%
Gray Television, Inc.	258,200	$5,205,312
TEGNA, Inc.	252,900	4,693,824
WideOpenWest, Inc.*	382,100	8,222,792

		18,121,928

Consumer Discretionary - 10.26%
American Axle & Manufacturing Holdings, Inc.*	21,900	204,327
Beazer Homes USA, Inc.*	313,100	7,270,182
Carrols Restaurant Group, Inc.	610,800	1,807,968
Conn’s, Inc.*	166,300	3,911,376
G-III Apparel Group, Ltd.*	125,900	3,479,876
Group 1 Automotive, Inc.+	20,700	4,041,054
Hovnanian Enterprises, Inc., Class A*	78,200	9,954,078
iRobot Corp.*+	3,900	256,932
Lazydays Holdings, Inc.*	136,269	2,935,234
MarineMax, Inc.*	3,800	224,352
Meritage Homes Corp.*	800	97,648
Tenneco, Inc., Class A*	214,800	2,427,240
TravelCenters of America, Inc.*	132,641	6,846,929
Tri Pointe Homes, Inc.*	257,700	7,187,253

		50,644,449

Consumer Staples - 6.15%
elf Beauty, Inc.*	19,200	637,632
Ingles Markets, Inc., Class A	73,500	6,345,990
Rite Aid Corp.*+	565,700	8,310,133
SpartanNash Co.+	287,600	7,408,576
Sprouts Farmers Market, Inc.*	70,000	2,077,600
United Natural Foods, Inc.*	102,300	5,020,884
WD-40 Co.	2,200	538,208

		30,339,023

Energy - 8.47%
CONSOL Energy, Inc.*	287,400	6,526,854
DHT Holdings, Inc.+	958,200	4,973,058
Nabors Industries, Ltd.*	82,200	6,665,598
Peabody Energy Corp.*	758,700	7,640,109
ProPetro Holding Corp.*	388,000	3,142,800
Ranger Oil Corp., Class A*	139,043	3,743,038
SM Energy Co.	185,000	5,453,800
Ur-Energy, Inc.*	1,500,000	1,830,000

Industry Company	Shares	Value

Energy (continued)
Whiting Petroleum Corp.*	28,600	$1,849,848

		41,825,105

Financials - 23.01%
Amalgamated Financial Corp.	232,000	3,890,640
A-Mark Precious Metals, Inc.	74,000	4,521,400
AMERISAFE, Inc.	100,000	5,383,000
Banco Latinoamericano de Comercio Exterior SA, Class E	96,700	1,605,220
Banner Corp.	51,000	3,094,170
Berkshire Hills Bancorp, Inc.	103,500	2,942,505
Brightsphere Investment Group, Inc.	18,000	460,800
City Holding Co.	26,900	2,200,151
CNO Financial Group, Inc.	171,800	4,095,712
Cowen, Inc., Class A	183,900	6,638,790
Encore Capital Group, Inc.*+	44,500	2,763,895
Enstar Group, Ltd.*	6,800	1,683,612
EZCORP, Inc., Class A*	688,800	5,076,456
Federated Hermes, Inc.	64,300	2,416,394
First BanCorp Puerto Rico	329,000	4,533,620
Genworth Financial, Inc., Class A*	845,000	3,422,250
HarborOne Bancorp, Inc.	212,000	3,146,080
HomeStreet, Inc.	50,000	2,600,000
MVB Financial Corp.	118,500	4,920,120
NMI Holdings, Inc., Class A*	104,600	2,285,510
Ocwen Financial Corp.*	113,800	4,548,586
Oppenheimer Holdings, Inc., Class A	167,303	7,757,840
PJT Partners, Inc., Class A	4,000	296,360
Provident Bancorp, Inc.	150,200	2,793,720
Simmons First National Corp., Class A	274,300	8,113,794
State Auto Financial Corp.	22,500	1,163,025
Stewart Information
Services Corp.	91,600	7,303,268
Stock Yards Bancorp, Inc.	34,113	2,179,139
Tiptree, Inc.	518,500	7,170,855
TriCo Bancshares	29,500	1,267,320
Waterstone Financial, Inc.	153,100	3,346,766

		113,620,998

Health Care - 11.55%
Avid Bioservices, Inc.*+	14,900	434,782

bridgewayfunds.com	43

Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)

Health Care (continued)
Brookdale Senior Living, Inc.*	357,200	$1,843,152
Community Health Systems, Inc.*	238,400	3,173,104
Cross Country Healthcare, Inc.*	258,600	7,178,736
Cutera, Inc.*+	9,700	400,804
Endo International PLC*	1,720,400	6,468,704
Innoviva, Inc.*	155,500	2,682,375
iRadimed Corp.*	14,400	665,424
Medpace Holdings, Inc.*	2,600	565,864
Neuronetics, Inc.*	24,900	111,054
Omnicell, Inc.*	3,200	577,408
OraSure Technologies, Inc.*+	787,200	6,840,768
Owens & Minor, Inc.	96,000	4,176,000
Prestige Consumer
Healthcare, Inc.*	112,500	6,823,125
Select Medical Holdings Corp.	14,900	438,060
Tenet Healthcare Corp.*	84,100	6,870,129
Triple-S Management Corp.*	129,100	4,606,288
Vanda Pharmaceuticals, Inc.*+	160,300	2,515,107
Vocera Communications, Inc.*	10,200	661,368

		57,032,252

Industrials - 12.83%
Atkore, Inc.*	5,400	600,426
Atlas Air Worldwide Holdings, Inc.*	50,000	4,706,000
Avis Budget Group, Inc.*	30,600	6,345,522
Daseke, Inc.*+	74,400	746,976
DXP Enterprises, Inc.*	40,300	1,034,501
Granite Construction, Inc.	184,900	7,155,630
Innovate Corp.*	115,800	428,460
Kelly Services, Inc., Class A	78,000	1,308,060
Manitowoc Co., Inc. (The)*	121,800	2,264,262
Matthews International Corp., Class A	53,500	1,961,845
Meritor, Inc.*	6,200	153,636
Mesa Air Group, Inc.*	336,800	1,886,080
Mistras Group, Inc.*	94,782	704,230
MRC Global, Inc.*	716,300	4,928,144
Primoris Services Corp.	142,500	3,417,150
RR Donnelley & Sons Co.*	628,435	7,076,178
Triton International, Ltd.	64,000	3,854,720
TrueBlue, Inc.*	160,700	4,446,569

Industry Company	Shares	Value

Industrials (continued)
Tutor Perini Corp.*	134,900	$1,668,713
Veritiv Corp.*	70,388	8,627,457

		63,314,559

Information Technology - 2.74%
Amkor Technology, Inc.	127,500	3,160,725
Calix, Inc.*	10,500	839,685
FormFactor, Inc.*	10,000	457,200
Kulicke & Soffa Industries, Inc.+	7,500	454,050
Novanta, Inc.*	3,200	564,256
OSI Systems, Inc.*	900	83,880
Power Integrations, Inc.	4,700	436,583
Sanmina Corp.*	71,900	2,980,974
ScanSource, Inc.*	129,600	4,546,368

		13,523,721

Materials - 7.84%
AdvanSix, Inc.	141,800	6,700,050
Clearwater Paper Corp.*	230,100	8,437,767
Kronos Worldwide, Inc.	36,400	546,364
Olympic Steel, Inc.	227,631	5,349,328
Rayonier Advanced Materials, Inc.*	312,600	1,784,946
Ryerson Holding Corp.	202,400	5,272,520
SunCoke Energy, Inc.	577,900	3,808,361
TimkenSteel Corp.*	266,800	4,402,200
Tronox Holdings PLC, Class A	100,000	2,403,000

		38,704,536

Real Estate - 10.11%
Ashford Hospitality Trust, Inc.*+	571,600	5,487,360
Community Healthcare Trust, Inc.	47,500	2,245,325
eXp World Holdings, Inc.+	13,400	451,446
Farmland Partners, Inc.	302,700	3,617,265
Gladstone Land Corp.	52,300	1,765,648
Independence Realty Trust, Inc.	292,700	7,560,441
NexPoint Residential Trust, Inc.	92,100	7,720,743
Physicians Realty Trust	319,300	6,012,419
RE/MAX Holdings, Inc., Class A	112,000	3,414,880
Realogy Holdings Corp.*+	145,000	2,437,450
Retail Opportunity Investments Corp.	318,200	6,236,720

44	Semi-Annual Report | December 31, 2021 (Unaudited)

Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)

Real Estate (continued)
Terreno Realty Corp.	34,500	$2,942,505

		49,892,202

Utilities - 1.35%
Southwest Gas Holdings, Inc.	95,300	6,675,765

TOTAL COMMON STOCKS - 97.98%		483,694,538

(Cost $436,378,090)

EXCHANGE TRADED FUND - 1.27%
iShares Russell 2000 Value ETF+	37,700	6,260,085

TOTAL EXCHANGE TRADED FUND - 1.27%		6,260,085

(Cost $6,220,312)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.82%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	4,038,675	4,038,675

TOTAL MONEY MARKET FUND - 0.82%			4,038,675

(Cost $4,038,675)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.51%

Fidelity Investments Money Market Government Portfolio Class I**	0.01%	7,472,275	7,472,275

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.51%			7,472,275

(Cost $7,472,275)

TOTAL INVESTMENTS - 101.58%			$501,465,573
(Cost $454,109,352)

Liabilities in Excess of Other Assets - (1.58%)			(7,780,855)

NET ASSETS - 100.00%			$493,684,718

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2021.
^	Rate disclosed as of December 31, 2021.
+

This security or a portion of the security is out on loan as of December 31, 2021. Total loaned securities had a value of $14,160,279 as of December 31, 2021. See Note 2 for disclosure of cash and non-cash collateral.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2021

(See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$483,694,538	$–	$–	$483,694,538
Exchange Traded Fund	6,260,085	–	–	6,260,085
Money Market Fund	–	4,038,675	–	4,038,675
Investments Purchased With Cash Proceeds From Securities Lending	–	7,472,275	–	7,472,275

TOTAL	$489,954,623	$11,510,950	$–	$501,465,573

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

bridgewayfunds.com	45

Blue Chip Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2021

Dear Fellow Blue Chip Fund Shareholder,

For the quarter ended December 31, 2021, our Fund returned +8.40%, underperforming our primary market benchmark, the S&P 500 Index (+11.03%), our peer benchmark, the Refinitiv Lipper Large-Cap Core Funds Index (+10.22%), and the Russell Top 50 Mega Cap Index (+12.14%). It was a good quarter on an absolute basis but a poor one on a relative basis.

For the calendar year, our Fund returned +24.15%, trailing the S&P 500 Index (+28.71%), the Refinitiv Lipper Large-Cap Core Funds Index (+26.04%), and the Russell Top 50 Mega Cap Index (+30.14%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2021

			Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip Fund	8.40%	7.85%	24.15%	16.60%	15.47%	10.22%	8.72%
S&P 500 Index	11.03%	11.67%	28.71%	18.47%	16.55%	10.66%	8.82%
Russell Top 50 Mega Cap Index	12.14%	14.29%	30.14%	21.17%	17.51%	11.02%	8.44%
Refinitiv Lipper Large-Cap Core Funds Index	10.22%	9.69%	26.04%	16.71%	15.12%	9.62%	7.83%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Refinitiv Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Refinitiv Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

Effective July 31, 2019, the Fund’s principal strategies were significantly revised.

46	Semi-Annual Report | December 31, 2021 (Unaudited)

Blue Chip Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to December 31, 2021

Detailed Explanation of Quarterly Performance

The Fund’s roughly equal weight portfolio design detracted from relative results during the quarter. Maintaining a roughly equal weight portfolio created underweightings in some of the benchmark’s strongest-performing large stocks, while also overweighting some smaller stocks in the mega-cap universe that underperformed. An overweighting in value stocks also hurt relative results. While the Fund’s design doesn’t focus on value or growth, the quarterly rebalancing process increased the portfolio’s exposure to value stocks during a quarter in which value underperformed growth.

From a sector perspective, the Fund’s allocation effect was negative. An overweighting in the Communication Services sector and underweightings in the Information Technology and Real Estate sectors detracted the most from relative results. The Fund’s stock selection effect also was negative, largely driven by holdings in the Information Technology, Financials, and Industrials sectors.

Detailed Explanation of Calendar Year Performance

The Fund’s roughly equal weight portfolio design hurt relative results for the calendar year. Maintaining a roughly equal weight portfolio created underweightings in some of the largest stocks that had strong returns during the year, while also overweighting some smaller stocks in the mega-cap universe that underperformed. The Fund’s tilt toward more stable, less risky stocks also detracted from relative results, as higher volatility stocks generally outperformed during the year.

From a sector perspective, the Fund’s allocation effect, excluding cash, was neutral. However, the Fund’s stock selection effect was negative, largely driven by holdings in the Information Technology, Communication Services, and Consumer Staples sectors.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods. The table is intended to provide a frame of reference for size.

bridgewayfunds.com	47

Blue Chip Fund MANAGER’S COMMENTARY (Unaudited) (continued)

				Annualized
CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	96 Years
1 (ultra-large)	10.18%	10.73%	26.33%	19.76%	17.06%	9.82%
2	6.70%	6.84%	23.11%	16.45%	16.15%	10.84%
3	4.09%	1.36%	15.70%	15.34%	14.98%	11.22%
4	1.48%	-2.60%	12.11%	12.85%	13.39%	10.98%
5	1.10%	-2.35%	13.36%	12.25%	12.72%	11.45%
6	1.10%	-4.64%	14.59%	14.24%	14.10%	11.51%
7	-0.89%	-6.77%	14.59%	15.34%	15.82%	11.84%
8	-2.64%	-8.66%	11.22%	9.37%	12.07%	11.42%
9	-3.04%	-7.11%	17.98%	15.04%	15.21%	11.73%
10 (ultra-small)	-7.44%	-11.18%	18.84%	14.03%	14.58%	13.36%

1

Performance figures are as of the period ended December 31, 2021. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Contribution to Returns for Blue Chip Fund stocks for the calendar year December 31, 2021:

Rank	Company	Industry	% Contribution to Return
1	Microsoft Corp.	Information Technology	1.9%
2	Exxon Mobil Corp.	Energy	1.5%
3	Wells Fargo & Co.	Financials	1.4%
4	Pfizer, Inc.	Health Care	1.4%
5	Home Depot, Inc. (The)	Consumer Discretionary	1.3%
6	Apple, Inc.	Information Technology	1.2%
7	JPMorgan Chase & Co.	Financials	1.2%
8	Alphabet, Inc., Class C	Communication Services	1.2%
9	Alphabet, Inc., Class A	Communication Services	1.2%
10	Bank of America Corp.	Financials	1.2%
11	Chevron Corp.	Energy	1.1%
12	UnitedHealth Group, Inc.	Health Care	1.0%
13	Cisco Systems, Inc.	Information Technology	1.0%
14	United Parcel Service, Inc., Class B	Industrials	0.9%
15	Meta Platforms, Inc., Class A	Communication Services	0.9%
16	Oracle Corp.	Information Technology	0.9%
17	Berkshire Hathaway, Inc., Class B	Financials	0.7%
18	QUALCOMM, Inc.	Information Technology	0.7%
19	Procter & Gamble Co. (The)	Consumer Staples	0.7%
20	McDonald’s Corp.	Consumer Discretionary	0.6%
21	Raytheon Technologies Corp.	Industrials	0.6%
22	PepsiCo, Inc.	Consumer Staples	0.5%
23	Intel Corp.	Information Technology	0.4%
24	Johnson & Johnson	Health Care	0.3%
25	Coca-Cola Co. (The)	Consumer Staples	0.3%
26	Amazon.com, Inc.	Consumer Discretionary	0.1%
27	Walmart, Inc.	Consumer Staples	0.0%
28	Merck & Co., Inc.	Health Care	0.0%
29	Comcast Corp., Class A	Communication Services	0.0%
30	Visa, Inc., Class A	Information Technology	0.0%
31	Kyndryl Holdings, Inc.	Information Technology	0.0%
32	Verizon Communications, Inc.	Communication Services	-0.2%
33	Walt Disney Co. (The)	Communication Services	-0.3%

48	Semi-Annual Report | December 31, 2021 (Unaudited)

Blue Chip Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2021

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	14.7%	10.2%	4.5%
Consumer Discretionary	10.7%	12.5%	-1.8%
Consumer Staples	11.2%	5.9%	5.3%
Energy	4.8%	2.7%	2.1%
Financials	10.8%	10.7%	0.1%
Health Care	11.9%	13.2%	-1.3%
Industrials	6.1%	7.8%	-1.7%
Information Technology	29.7%	29.1%	0.6%
Materials	0.0%	2.6%	-2.6%
Real Estate	0.0%	2.8%	-2.8%
Utilities	0.0%	2.5%	-2.5%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, December 31, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	49

Blue Chip Fund SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
COMMON STOCKS - 99.93%
Communication Services - 14.69%
Alphabet, Inc., Class A*	2,960	$8,575,238
Alphabet, Inc., Class C*	2,969	8,591,069
Comcast Corp., Class A	200,900	10,111,297
Meta Platforms, Inc., Class A*	47,400	15,942,990
Verizon Communications, Inc.	194,489	10,105,648
Walt Disney Co. (The)*	65,150	10,091,084

		63,417,326

Consumer Discretionary - 10.74%
Amazon.com, Inc.*	4,620	15,404,651
Home Depot, Inc. (The)	25,100	10,416,751
McDonald’s Corp.	38,700	10,374,309
Tesla, Inc.*	9,600	10,145,088

		46,340,799

Consumer Staples - 11.20%
Coca-Cola Co. (The)	174,514	10,332,974
PepsiCo, Inc.	58,825	10,218,491
Procter & Gamble Co. (The)	106,256	17,381,356
Walmart, Inc.	71,869	10,398,726

		48,331,547

Energy - 4.76%
Chevron Corp.	87,645	10,285,141
Exxon Mobil Corp.	167,787	10,266,886

		20,552,027

Financials - 10.78%
Bank of America Corp.	228,458	10,164,096
Berkshire Hathaway, Inc., Class B*	34,300	10,255,700
JPMorgan Chase & Co.	100,495	15,913,383
Wells Fargo & Co.	211,919	10,167,874

		46,501,053

Health Care - 11.94%
Eli Lilly & Co.	36,700	10,137,274
Johnson & Johnson	60,862	10,411,662
Merck & Co., Inc.	132,735	10,172,811
Pfizer, Inc.	177,724	10,494,602
UnitedHealth Group, Inc.	20,500	10,293,870

		51,510,219

Industry Company	Shares	Value

Industrials - 6.07%
Raytheon Technologies Corp.	118,460	$10,194,668
United Parcel Service, Inc., Class B	74,613	15,992,550

		26,187,218

Information Technology - 29.75%
Apple, Inc.	97,050	17,233,169
Broadcom, Inc.	15,300	10,180,773
Cisco Systems, Inc.	163,008	10,329,817
Intel Corp.	196,443	10,116,814
Kyndryl Holdings, Inc.*	14,453	261,599
Mastercard, Inc., Class A	28,000	10,060,960
Microsoft Corp.	50,945	17,133,822
NVIDIA Corp.	34,600	10,176,206
Oracle Corp.	115,463	10,069,528
QUALCOMM, Inc.	94,650	17,308,646
Visa, Inc., Class A	71,650	15,527,272

		128,398,606

TOTAL COMMON STOCKS - 99.93%		431,238,795

(Cost $175,709,043)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	344	344

TOTAL MONEY MARKET FUND - 0.00%			344

(Cost $344)

TOTAL INVESTMENTS - 99.93%			$431,239,139
(Cost $175,709,387)

Other Assets in Excess of Liabilities - 0.07%			317,229

NET ASSETS - 100.00%			$431,556,368

*	Non-income producing security.
^	Rate disclosed as of December 31, 2021.

50	Semi-Annual Report | December 31, 2021 (Unaudited)

Blue Chip Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2021 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$431,238,795	$–	$–	$431,238,795
Money Market Fund	–	344	–	344

TOTAL	$431,238,795	$344	$–	$431,239,139

(a)	-Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

bridgewayfunds.com	51

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2021

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended December 31, 2021, our Fund returned +2.17%, underperforming our primary market benchmark, the S&P 500 Index (+11.03%), and our peer benchmark, the Refinitiv Lipper Balanced Funds Index (+4.50%). The Fund performed in line with its design during the quarter.

For the calendar year, our Fund returned +7.91%, underperforming the S&P 500 Index (+28.71%) and the Refinitiv Lipper Balanced Funds Index (+13.18%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2021

			Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (6/30/01)

Managed Volatility Fund	2.17%	2.17%	7.91%	6.75%	5.77%	4.07%	4.53%
S&P 500 Index	11.03%	11.67%	28.71%	18.47%	16.55%	10.66%	8.98%
Refinitiv Lipper Balanced Funds Index	4.50%	4.17%	13.18%	10.80%	9.55%	6.91%	6.55%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Refinitiv Lipper Balanced Funds Index is an index of balanced funds compiled by Refinitiv Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

52	Semi-Annual Report | December 31, 2021 (Unaudited)

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception June 30, 2001 to December 31, 2021

Detailed Explanation of Quarterly Performance

For the quarter, the Managed Volatility Fund captured 20% of the S&P 500 Index’s return. The Fund had an annualized standard deviation of 5.72% during the quarter, which was 59% lower than the S&P 500’s annualized standard deviation of 13.81% during the same period.

The portfolio’s futures, options, and fixed income components detracted from results, returning -2.2%, -0.7% and -0.2%, respectively. The performance of these components was in line with expectations during a quarter characterized by a rising equity market. In contrast, the portfolio’s equities component helped the Fund’s performance, returning 5.3%.

Detailed Explanation of Calendar Year Performance

For the year, the Managed Volatility Fund captured 28% of the S&P 500 Index’s return. The Fund had an annualized standard deviation of 5.07% during the year, which was 62% lower than the S&P 500’s annualized standard deviation of 13.27% during the same period.

The portfolio’s futures, options, and fixed income components detracted from results, returning -6.0%, -0.3% and -0.1%, respectively. The performance of these components was in line with expectations during a rising equity market. In contrast, the portfolio’s equities component made a positive contribution to the Fund’s 12-month performance, returning 14.3%.

The Fund continues to perform as designed, particularly over longer time horizons. For the past 10 years and since inception, the Fund has captured roughly 35% and 50%, respectively, of the S&P 500 Index’s return. The Fund’s annualized standard deviation has been about 58% lower than the index’s for the last 10 years, and about 56% lower since inception.

bridgewayfunds.com	53

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2021

Rank	Description	Industry	% of Net Assets
1	Amazon.com, Inc.	Consumer Discretionary	3.8%
2	Apple, Inc.	Information Technology	3.6%
3	Microsoft Corp.	Information Technology	3.0%
4	QUALCOMM, Inc.	Information Technology	2.5%
5	Alphabet, Inc., Class A	Communication Services	1.9%
6	Alphabet, Inc., Class C	Communication Services	1.9%
7	Goldman Sachs Group, Inc. (The)	Financials	1.5%
8	Globant SA	Information Technology	1.3%
9	UnitedHealth Group, Inc.	Health Care	1.3%
10	Best Buy Co., Inc.	Consumer Discretionary	1.1%

	Total		21.9%

Industry Sector Representation as of December 31, 2021

Asset Type	% of Net Assets
Common Stock	61.0%
Communication Services	6.2%
Consumer Discretionary	10.0%
Consumer Staples	3.4%
Energy	1.1%
Financials	6.6%
Health Care	7.5%
Industrials	5.0%
Information Technology	17.8%
Materials	1.4%
Real Estate	1.1%
Utilities	0.9%
U.S. Government Obligations	34.9%
Call Options Written	-2.1%
Put Options Written	-1.0%
Money Market Fund	6.9%
Cash & Other Assets	0.3%
Total	100%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, December 31, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies,

54	Semi-Annual Report | December 31, 2021 (Unaudited)

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher-yielding bond, resulting in a lower-paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	55

Managed Volatility Fund SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
COMMON STOCKS - 60.96%
Communication Services - 6.27%
Alphabet, Inc., Class A*	210	$608,378
Alphabet, Inc., Class C*	210	607,654
AT&T, Inc.#	2,240	55,104
Comcast Corp., Class A	600	30,198
Meta Platforms, Inc., Class A*	400	134,540
Omnicom Group, Inc.#	600	43,962
Roku, Inc.*#	1,000	228,200
Sea, Ltd., ADR*#	600	134,226
Verizon Communications, Inc.#	900	46,764
Walt Disney Co. (The)*	565	87,513

		1,976,539

Consumer Discretionary - 10.03%
Amazon.com, Inc.*#	360	1,200,362
Aptiv PLC*	400	65,980
AutoZone, Inc.*	100	209,639
Best Buy Co., Inc.#	3,500	355,600
Carvana Co.*#	1,200	278,148
Dollar General Corp.	300	70,749
eBay, Inc.#	500	33,250
Ford Motor Co.	2,900	60,233
McDonald’s Corp.#	500	134,035
NIKE, Inc., Class B#	600	100,002
PulteGroup, Inc.#	3,000	171,480
Ross Stores, Inc.	500	57,140
Starbucks Corp.	900	105,273
Target Corp.	300	69,432
Tesla, Inc.*	200	211,356
Yum! Brands, Inc.	300	41,658

		3,164,337

Consumer Staples - 3.41%
Archer-Daniels-Midland Co.	400	27,036
Campbell Soup Co.#	1,000	43,460
Coca-Cola Co. (The)	500	29,605
Colgate-Palmolive Co.	400	34,136
Constellation Brands, Inc., Class A#	500	125,485
Costco Wholesale Corp.#	400	227,080
General Mills, Inc.#	800	53,904
J M Smucker Co. (The)	400	54,328
Kimberly-Clark Corp.#	600	85,752
Kroger Co. (The)#	800	36,208
Mondelez International, Inc., Class A	700	46,417
PepsiCo, Inc.#	900	156,339

Industry Company	Shares	Value

Consumer Staples (continued)
Procter & Gamble Co. (The)#	600	$98,148
Walmart, Inc.	400	57,876

		1,075,774

Energy - 1.07%
Chevron Corp.#	678	79,563
ConocoPhillips	887	64,024
EOG Resources, Inc.	500	44,415
Marathon Petroleum Corp.#	1,200	76,788
Phillips 66	593	42,969
Valero Energy Corp.	400	30,044

		337,803

Financials - 6.58%
American Express Co.	300	49,080
Aon PLC, Class A	100	30,056
Bank of America Corp.	400	17,796
Berkshire Hathaway, Inc., Class B*#	500	149,500
BlackRock, Inc.	100	91,556
Capital One Financial Corp.	200	29,018
Charles Schwab Corp. (The)	800	67,280
Chubb, Ltd.	461	89,116
Citigroup, Inc.#	810	48,916
Comerica, Inc.	300	26,100
Goldman Sachs Group, Inc. (The)#	1,200	459,060
Huntington Bancshares, Inc.	3,200	49,344
JPMorgan Chase & Co.#	1,000	158,350
KeyCorp.	3,300	76,329
Marsh & McLennan Cos., Inc.	400	69,528
Morgan Stanley#	800	78,528
PNC Financial Services Group, Inc. (The)	500	100,260
Progressive Corp. (The)	420	43,113
S&P Global, Inc.	400	188,772
T Rowe Price Group, Inc.	200	39,328
Truist Financial Corp.	300	17,565
U.S. Bancorp#	1,900	106,723
Wells Fargo & Co.#	1,871	89,770

		2,075,088

Health Care - 7.47%
Abbott Laboratories	700	98,518

56	Semi-Annual Report | December 31, 2021 (Unaudited)

Managed Volatility Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Health Care (continued)
AbbVie, Inc.	1,859	$251,709
Amgen, Inc.#	500	112,485
Anthem, Inc.	200	92,708
Baxter International, Inc.	300	25,752
Becton Dickinson & Co.#	173	43,506
Biogen, Inc.*#	200	47,984
Bristol-Myers Squibb Co.#	4,779	297,971
Cigna Corp.	299	68,659
CVS Health Corp.	400	41,264
Danaher Corp.	200	65,802
DaVita, Inc.*#	400	45,504
Gilead Sciences, Inc.	400	29,044
Johnson & Johnson	500	85,535
Medtronic PLC	400	41,380
Merck & Co., Inc.#	1,700	130,288
Pfizer, Inc.#	1,700	100,385
Stryker Corp.	160	42,787
Thermo Fisher Scientific, Inc.#	500	333,620
UnitedHealth Group, Inc.#	800	401,712

		2,356,613

Industrials - 5.00%
3M Co.#	500	88,815
Carrier Global Corp.	540	29,289
Cummins, Inc.#	1,300	283,582
Emerson Electric Co.	400	37,188
FedEx Corp.#	600	155,184
Honeywell International, Inc.	600	125,106
Ingersoll Rand, Inc.	16	990
Johnson Controls International PLC#	954	77,570
L3Harris Technologies, Inc.	200	42,648
Lockheed Martin Corp.	270	95,961
Northrop Grumman Corp.	400	154,828
Otis Worldwide Corp.	270	23,509
Raytheon Technologies Corp.	1,240	106,714
Trane Technologies PLC	200	40,406
Trex Co., Inc.*#	1,000	135,030
Union Pacific Corp.	300	75,579
United Parcel Service, Inc., Class B	100	21,434
Waste Management, Inc.#	500	83,450

		1,577,283

Information Technology - 17.77%
Adobe, Inc.*#	600	340,236
Apple, Inc.#	6,400	1,136,448

Industry Company	Shares	Value

Information Technology (continued)
Applied Materials, Inc.#	1,100	$173,096
Cisco Systems, Inc.#	3,000	190,110
Cognizant Technology Solutions Corp., Class A#	700	62,104
Globant SA*#	1,300	408,317
HP, Inc.	2,000	75,340
Intel Corp.	2,300	118,450
International Business Machines Corp.	200	26,732
Intuit, Inc.	200	128,644
Juniper Networks, Inc.#	600	21,426
Mastercard, Inc., Class A#	600	215,592
Micron Technology, Inc.#	2,100	195,615
Microsoft Corp.#	2,800	941,696
Oracle Corp.#	860	75,001
PayPal Holdings, Inc.*	800	150,864
QUALCOMM, Inc.#	4,300	786,341
salesforce.com, Inc.*#	700	177,891
Teradyne, Inc.#	1,000	163,530
Texas Instruments, Inc.	470	88,581
Visa, Inc., Class A#	600	130,026

		5,606,040

Materials - 1.38%
Corteva, Inc.	33	1,560
Dow, Inc.	533	30,232
DuPont de Nemours, Inc.#	400	32,312
Ecolab, Inc.	200	46,918
Linde PLC	300	103,929
LyondellBasell Industries NV, Class A#	2,000	184,460
Sherwin-Williams Co. (The)	100	35,216

		434,627

Real Estate - 1.10%
American Tower Corp.	300	87,750
Crown Castle International Corp.#	500	104,370
Prologis, Inc.	500	84,180
Public Storage	100	37,456
Zillow Group, Inc., Class C*#	500	31,925

		345,681

Utilities - 0.88%
American Electric Power Co., Inc.	400	35,588
Dominion Energy, Inc.	420	32,995

bridgewayfunds.com	57

Managed Volatility Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company		Shares	Value
Common Stocks (continued)
Utilities (continued)
Duke Energy Corp.		383	$40,177
NextEra Energy, Inc.		1,800	168,048

			276,808

TOTAL COMMON STOCKS - 60.96%			19,226,593

(Cost $9,594,374)

Due Date	Discount Rate or Coupon Rate(a)	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 34.88%
U.S. Treasury Bills - 34.88%
01/20/2022	0.005%	$3,000,000	2,999,982
02/10/2022	0.000%	2,000,000	1,999,931
02/24/2022	0.000%	2,000,000	1,999,921
03/24/2022	0.005%	4,000,000	3,999,502

TOTAL U.S. GOVERNMENT OBLIGATIONS
- 34.88%			10,999,336

(Cost $10,998,980)

Rate^		Shares	Value

MONEY MARKET FUND - 6.95%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	2,190,506	2,190,506

TOTAL MONEY MARKET FUND - 6.95%			2,190,506

(Cost $2,190,506)

TOTAL INVESTMENTS BEFORE
OPTIONS WRITTEN - 102.79%			32,416,435

(Cost $22,783,860)

Value

WRITTEN OPTIONS - (3.05%)

TOTAL WRITTEN OPTIONS - (3.05%)	$(961,499)

(Premiums Received $(718,228))

TOTAL INVESTMENTS - 99.74%	$31,454,936
(Cost $22,065,632)

Other Assets in Excess of Liabilities - 0.26%	82,485

NET ASSETS - 100.00%	$31,537,421

*	Non-income producing security.
#	Security subject to call or put option written by the Fund.
(a)	Rate represents the effective yield at purchase.
^	Rate disclosed as of December 31, 2021.

ADR - American Depositary Receipt

PLC - Public Limited Company

58	Semi-Annual Report | December 31, 2021 (Unaudited)

Managed Volatility Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
EXCHANGE TRADED PUT OPTIONS WRITTEN – (0.95%)

3M Co.	15	$(266,445)	$180.00	01/21/22	$(6,000)
Advanced Micro Devices, Inc.	31	(446,090)	105.00	01/21/22	(341)
Advanced Micro Devices, Inc.	20	(287,800)	150.00	02/18/22	(28,340)
Ally Financial, Inc.	10	(47,610)	50.00	01/21/22	(2,600)
Becton Dickinson & Co.	15	(377,220)	240.00	01/21/22	(1,425)
Cheniere Energy, Inc.	32	(324,544)	100.00	03/18/22	(17,600)
Citigroup, Inc.	25	(150,975)	70.00	01/21/22	(24,125)
EPAM Systems, Inc.	6	(401,070)	600.00	01/21/22	(4,560)
Etsy, Inc.	5	(109,470)	280.00	03/18/22	(33,325)
Everest Re Group, Ltd.	5	(136,960)	250.00	01/21/22	(700)
Fidelity National Financial, Inc.	60	(313,080)	50.00	03/18/22	(8,700)
Lululemon Athletica, Inc.	5	(195,725)	400.00	01/21/22	(7,500)
Mastercard, Inc., Class A	5	(179,660)	355.00	03/18/22	(7,675)
McDonald’s Corp.	15	(402,105)	240.00	01/21/22	(375)
Microsoft Corp.	15	(504,480)	295.00	01/21/22	(720)
Nasdaq, Inc.	10	(210,010)	195.00	01/21/22	(650)
Novocure, Ltd.	25	(187,700)	110.00	01/21/22	(79,250)
Nucor Corp.	10	(114,150)	100.00	01/21/22	(560)
NVIDIA Corp.	6	(176,466)	275.00	03/18/22	(9,780)
Olin Corp.	15	(86,280)	60.00	02/18/22	(8,100)
Palo Alto Networks, Inc.	3	(167,028)	500.00	01/21/22	(465)
Palo Alto Networks, Inc.	3	(167,028)	500.00	03/18/22	(4,173)
Penske Automotive Group, Inc.	25	(268,050)	95.00	02/18/22	(5,875)
Procter & Gamble Co. (The)	25	(408,950)	145.00	01/21/22	(675)
Sea, Ltd., ADR	2	(44,742)	340.00	01/21/22	(23,074)
Steel Dynamics, Inc.	30	(186,210)	60.00	02/18/22	(8,160)
Sysco Corp.	43	(337,765)	75.00	02/18/22	(8,385)
Trade Desk, Inc. (The), Class A	5	(45,820)	76.00	01/21/22	(250)
Travelers Cos., Inc. (The)	10	(156,430)	155.00	02/18/22	(4,000)
Verizon Communications, Inc.	10	(51,960)	52.50	01/21/22	(1,450)

Total Exchange Traded Put Options Written (Premiums Received $ (339,147))					$(298,833)

bridgewayfunds.com	59

Managed Volatility Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
EXCHANGE TRADED CALL OPTIONS WRITTEN - (2.10%)

3M Co.	2	$(35,526)	$180.00	01/21/22	$(390)
Adobe, Inc.	3	(170,118)	600.00	01/21/22	(1,110)
Amazon.com, Inc.	1	(333,434)	3500.00	02/18/22	(7,700)
Amazon.com, Inc.	1	(333,434)	3720.00	02/18/22	(3,060)
Amgen, Inc.	2	(44,994)	205.00	01/21/22	(4,366)
Apple, Inc.	24	(426,168)	145.00	01/21/22	(79,560)
Applied Materials, Inc.	4	(62,944)	130.00	01/21/22	(11,260)
AT&T, Inc.	10	(24,600)	26.00	01/21/22	(60)
Berkshire Hathaway, Inc., Class B	2	(59,800)	300.00	03/18/22	(1,780)
Best Buy Co., Inc.	35	(355,600)	100.00	03/18/22	(27,475)
Biogen, Inc.	2	(47,984)	285.00	01/21/22	(360)
Bristol-Myers Squibb Co.	32	(199,520)	62.50	03/18/22	(7,168)
Campbell Soup Co.	10	(43,460)	41.00	02/18/22	(2,750)
Carvana Co.	12	(278,148)	300.00	02/18/22	(2,520)
Chevron Corp.	3	(35,205)	110.00	01/21/22	(2,454)
Cisco Systems, Inc.	10	(63,370)	55.00	01/21/22	(8,380)
Citigroup, Inc.	3	(18,117)	72.50	01/21/22	(9)
Cognizant Technology Solutions Corp., Class A	3	(26,616)	75.00	01/21/22	(4,158)
Constellation Brands, Inc., Class A	2	(50,194)	225.00	01/21/22	(5,320)
Costco Wholesale Corp.	2	(113,540)	455.00	01/21/22	(21,770)
Crown Castle International Corp.	3	(62,622)	195.00	04/14/22	(5,550)
Cummins, Inc.	13	(283,582)	230.00	01/21/22	(884)
DaVita, Inc.	3	(34,128)	115.00	01/21/22	(600)
DuPont de Nemours, Inc.	3	(24,234)	72.50	01/21/22	(2,580)
eBay, Inc.	2	(13,300)	77.50	01/21/22	(14)
FedEx Corp.	3	(77,592)	230.00	01/21/22	(8,895)
General Mills, Inc.	3	(20,214)	62.50	01/21/22	(1,500)
Globant SA	13	(408,317)	270.00	02/18/22	(66,950)
Goldman Sachs Group, Inc. (The)	10	(382,550)	375.00	03/18/22	(22,130)
Johnson Controls International PLC	3	(24,393)	70.00	01/21/22	(3,480)
JPMorgan Chase & Co.	4	(63,340)	170.00	01/21/22	(108)
Juniper Networks, Inc.	6	(21,426)	29.00	01/21/22	(3,918)
Kimberly-Clark Corp.	3	(42,876)	135.00	01/21/22	(2,544)
Kroger Co. (The)	3	(13,578)	40.00	01/21/22	(1,674)
LyondellBasell Industries NV, Class A	20	(184,460)	90.00	03/18/22	(11,800)
Marathon Petroleum Corp.	5	(31,995)	65.00	01/21/22	(730)
Merck & Co., Inc.	5	(38,320)	85.00	01/21/22	(35)
Micron Technology, Inc.	7	(65,205)	82.50	02/18/22	(8,400)
Microsoft Corp.	10	(336,320)	340.00	02/18/22	(10,140)
Morgan Stanley	4	(39,264)	105.00	02/18/22	(464)
NIKE, Inc., Class B	3	(50,001)	155.00	01/21/22	(3,825)
Omnicom Group, Inc.	3	(21,981)	75.00	01/21/22	(297)
Oracle Corp.	3	(26,163)	87.50	01/21/22	(489)
PepsiCo, Inc.	3	(52,113)	175.00	03/18/22	(1,260)
Pfizer, Inc.	5	(29,525)	65.00	03/18/22	(740)
Procter & Gamble Co. (The)	2	(32,716)	150.00	01/21/22	(2,760)
PulteGroup, Inc.	30	(171,480)	50.00	01/21/22	(20,220)

60	Semi-Annual Report | December 31, 2021 (Unaudited)

Managed Volatility Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Exchange Traded Call Options Written (continued)
QUALCOMM, Inc.	25	$(457,175)	$130.00	02/18/22	$(136,625)
QUALCOMM, Inc.	6	(109,722)	185.00	02/18/22	(5,646)
Roku, Inc.	10	(228,200)	240.00	03/18/22	(21,000)
salesforce.com, Inc.	3	(76,239)	310.00	02/18/22	(132)
Sea, Ltd., ADR	6	(134,226)	230.00	03/18/22	(10,800)
Teradyne, Inc.	10	(163,530)	115.00	01/21/22	(49,800)
Thermo Fisher Scientific, Inc.	2	(133,448)	650.00	03/18/22	(8,450)
Trex Co., Inc.	10	(135,030)	95.00	01/21/22	(41,700)
U.S. Bancorp	6	(33,702)	57.50	01/21/22	(390)
UnitedHealth Group, Inc.	3	(150,642)	500.00	03/18/22	(7,074)
Visa, Inc., Class A	3	(65,013)	230.00	01/21/22	(180)
Waste Management, Inc.	2	(33,380)	155.00	01/21/22	(2,342)
Wells Fargo & Co.	6	(28,788)	50.00	03/18/22	(990)
Zillow Group, Inc., Class C	5	(31,925)	60.00	02/18/22	(3,900)

Total Exchange Traded Call Options Written (Premiums Received $ (379,081))					$(662,666)

bridgewayfunds.com	61

Managed Volatility Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2021

(See Note 2 in Notes to Financial Statements):

		Assets Table
		Valuation Inputs
		Investment in Securities (Value)
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks (a)	$19,226,593	$–	$–	$19,226,593
U.S. Government Obligations	–	10,999,336	–	10,999,336
Money Market Fund	–	2,190,506	–	2,190,506

TOTAL	$19,226,593	$13,189,842	$–	$32,416,435

		Liabilities Table
		Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant	Level 3 Significant

		Observable Inputs	Unobservable Inputs	Total
Written Options	$(616,734)	$(344,765)	$–	$(961,499)

TOTAL	$(616,734)	$(344,765)	$–	$(961,499)

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

62	Semi-Annual Report | December 31, 2021 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

bridgewayfunds.com	63

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021 (Unaudited)

	Aggressive		Ultra-Small
ASSETS	Investors 1		Company
Investments at value	$	193,425,473	$	99,485,049
Cash		–		14,560
Receivables:
Portfolio securities sold		–		–
Fund shares sold		39,096		100
Dividends and interest		79,941		22,161
Deposits with brokers for future contracts		–		–
Prepaid expenses		15,360		10,389
Total assets		193,559,870		99,532,259

LIABILITIES
Payables:
Payable to broker for options written		–		–
Portfolio securities purchased		–		879,477
Fund shares redeemed		87,014		–
Due to custodian		–		–
Loan payable		–		–
Payable upon return of securities loaned		2,921,119		3,991,542
Accrued Liabilities:
Investment adviser fees		29,225		72,586
Administration fees		683		300
Directors’ fees		3,339		1,520
Other		82,262		48,126
Put options written at value		–		–
Call options written at value		–		–
Total liabilities		3,123,642		4,993,551

NET ASSETS	$	190,436,228	$	94,538,708

NET ASSETS REPRESENT
Paid-in capital	$	155,893,051	$	75,100,750
Distributable earnings		34,543,177		19,437,958

NET ASSETS	$	190,436,228	$	94,538,708
Shares of common stock outstanding of $ .001 par value(a)		2,432,415		2,784,041
Net asset value, offering price and redemption price per share	$	78.29	$	33.96
Total investments at cost	$	160,670,266	$	81,756,012
Premiums received on put options written	$	–	$	–
Premiums received on call options written	$	–	$	–

(a) See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

(b) Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

64	Semi-Annual Report | December 31, 2021 (Unaudited)

Ultra-Small			Small-Cap		Blue	Managed
Company Market			Value		Chip	Volatility
$275,107,030		$	501,465,573	$	431,239,139	$	32,416,435
–			–		–		–

704,533			44,694		56,546,388		–
842,762			2,127,742		337,860		–
162,034			208,811		201,286		11,001
–			–		–		763,615
63,557			70,971		35,789		8,980
276,879,916			503,917,791		488,360,462		33,200,031

–			–		–		652,945
473,350			1,191,903		55,601,983		–
1,403,027			1,279,411		351,072		–
87,174			–		–		–
–			–		704,000		–
18,473,772			7,472,275		–		–

95,412			254,986		2,573		6,942
855			1,624		1,788		136
5,005			1,156		9,277		633
116,286			31,718		133,401		40,455
–			–		–		298,833
–			–		–		662,666
20,654,881			10,233,073		56,804,094		1,662,610

$256,225,035		$	493,684,718	$	431,556,368	$	31,537,421

$215,399,989		$	437,024,034	$	152,860,132	$	20,880,707
40,825,046			56,660,684		278,696,236		10,656,714

$256,225,035		$	493,684,718	$	431,556,368	$	31,537,421
18,740,709			12,993,942		29,856,737		1,821,344
$13.67	(b)	$	37.99	$	14.45	$	17.32
$243,063,431		$	454,109,352	$	175,709,387	$	22,783,860
$–		$	–	$	–	$	339,147
$–		$	–	$	–	$	379,081

bridgewayfunds.com	65

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2021 (Unaudited)

	Aggressive Investors 1	Ultra-Small Company

INVESTMENT INCOME

Dividends	$1,087,590	$775,549

Less: foreign taxes withheld	(10,947)	–

Interest	57	24

Securities lending	23,749	211,183

Total Investment Income	1,100,449	986,756

EXPENSES

Investment advisory fees - Base fees	869,993	462,606

Investment advisory fees - Performance adjustment	(684,407)	–

Administration fees	4,017	2,137

Accounting fees	33,896	29,145

Transfer agent fees	50,803	26,900

Audit fees	9,713	7,471

Legal fees	11,381	6,063

Custody fees	3,230	4,372

Blue sky fees	16,471	6,609

Directors’ and officers’ fees	10,600	5,627

Shareholder servicing fees	52,282	15,906

Reports to shareholders	15,147	10,001

Insurance expenses	6,576	3,621

Miscellaneous expenses	9,461	4,964

Total Expenses	409,163	585,422

Less investment advisory fees waived and other expenses reimbursed	–	–

Net Expenses	409,163	585,422

NET INVESTMENT INCOME (LOSS)	691,286	401,334

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized Gain (Loss) on:

Investments	9,748,775	16,950,453

Foreign Currency Transactions	(566)	–

Written options	–	–

Futures contracts	–	–

Net Realized Gain	9,748,209	16,950,453

Change in Unrealized Appreciation (Depreciation) on:

Investments	(3,794,052)	(26,715,996)

Foreign Currency Transactions	3	–

Written options	–	–

Net Change in Unrealized Appreciation (Depreciation)	(3,794,049)	(26,715,996)

Net Realized and Unrealized Gain (Loss) on Investments	5,954,160	(9,765,543)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,645,446	$(9,364,209)

See Notes to Financial Statements.

66	Semi-Annual Report | December 31, 2021 (Unaudited)

Ultra-Small Company Market	Small-Cap Value	Blue Chip	Managed Volatility

$1,882,713	$2,664,186	$4,433,918	$132,416

–	(4,337)	–	–

1,702	187	1	2,669

666,451	40,512	–	–

2,550,866	2,700,548	4,433,919	135,085

787,732	1,078,775	174,808	105,257

–	21,190	–	–

6,575	7,366	9,085	731

45,942	44,672	48,390	26,099

66,941	49,149	41,423	20,217

12,107	12,199	17,623	8,724

19,888	13,962	27,059	2,157

12,563	8,843	5,169	3,389

32,868	28,152	18,324	16,851

18,302	13,888	25,082	2,016

150,971	102,511	50,727	10,574

16,412	10,323	47,645	8,557

12,559	8,138	15,734	1,236

12,845	7,720	22,101	2,880

1,195,705	1,406,888	503,170	208,688

(14,179)	–	(175,406)	(43,804)

1,181,526	1,406,888	327,764	164,884

1,369,340	1,293,660	4,106,155	(29,799)

43,837,001	20,684,690	40,104,254	1,708,752

–	–	–	–

–	–	–	526,711

–	–	–	(880,735)

43,837,001	20,684,690	40,104,254	1,354,728

(86,307,432)	8,773,464	(11,126,241)	(241,869)

–	–	–	–

–	–	–	(345,699)

(86,307,432)	8,773,464	(11,126,241)	(587,568)

(42,470,431)	29,458,154	28,978,013	767,160

$(41,101,091)	$30,751,814	$33,084,168	$737,361

bridgewayfunds.com	67

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company

	Six Months Ended December 31, 2021	Year Ended June 30, 2021	Six Months Ended December 31, 2021	Year Ended June 30, 2021
	(Unaudited)		(Unaudited)

OPERATIONS

Net investment income	$691,286	$2,058,593	$401,334	$389,299
Net realized gain on investments	9,748,209	27,414,505	16,950,453	9,796,782
Net change in unrealized appreciation (depreciation) on investments	(3,794,049)	34,799,004	(26,715,996)	50,056,987
Net increase (decrease) in net assets resulting from operations	6,645,446	64,272,102	(9,364,209)	60,243,068

DISTRIBUTIONS:
From net investment income and net realized gains	(16,041,315)	(1,732,414)	(18,903,156)	–
Net decrease in net assets from distributions	(16,041,315)	(1,732,414)	(18,903,156)	–

SHARE TRANSACTIONS:
Proceeds from sale of shares	2,266,168	2,136,945	257,324	1,088,923
Proceeds from shares issued in connection with acquisition from Plan of Reorganization(a)	–	–	–	–
Reinvestment of distributions	15,459,881	1,638,001	17,262,121	–
Cost of shares redeemed	(8,142,010)	(18,794,352)	(4,305,078)	(9,251,627)
Redemption fees	–	–	–	–
Net increase (decrease) in net assets resulting from share transactions	9,584,039	(15,019,406)	13,214,367	(8,162,704)
Net increase (decrease) in net assets	188,170	47,520,282	(15,052,998)	52,080,364

NET ASSETS:
Beginning of period	190,248,058	142,727,776	109,591,706	57,511,342
End of period	$190,436,228	$190,248,058	$94,538,708	$109,591,706

SHARES ISSUED & REDEEMED
Issued	27,922	29,281	6,170	40,314
Shares issued in reorganization	–	–	–	–
Distributions reinvested	200,673	23,370	526,927	–
Redeemed	(99,055)	(272,131)	(108,132)	(287,845)
Net increase (decrease)	129,540	(219,480)	424,965	(247,531)
Outstanding at beginning of period	2,302,875	2,522,355	2,359,076	2,606,607
Outstanding at end of period	2,432,415	2,302,875	2,784,041	2,359,076

(a) On September 24, 2021, Small-Cap Growth Fund merged into Small-Cap Value Fund. (See Note 9 of the Notes to Financial Statements.)

See Notes to Financial Statements.

68	Semi-Annual Report | December 31, 2021 (Unaudited)

Ultra-Small Company Market		Small-Cap Value

Six Months Ended December 31, 2021	Year Ended June 30, 2021	Six Months Ended December 31, 2021	Year Ended June 30, 2021
(Unaudited)		(Unaudited)

$1,369,340	$1,998,880	$1,293,660	$378,966
43,837,001	19,005,394	20,684,690	12,764,810
(86,307,432)	124,778,419	8,773,464	35,004,764
(41,101,091)	145,782,693	30,751,814	48,148,540

(53,624,949)	(6,648,679)	(18,530,494)	(341,445)
(53,624,949)	(6,648,679)	(18,530,494)	(341,445)

45,045,705	167,302,221	274,097,737	256,235,664
–	–	31,498,261	–
50,228,114	6,293,685	17,763,527	323,105
(131,225,749)	(76,694,671)	(132,582,466)	(43,730,499)
387,505	426,353	–	–
(35,564,425)	97,327,588	190,777,059	212,828,270
(130,290,465)	236,461,602	202,998,379	260,635,365

386,515,500	150,053,898	290,686,339	30,050,974
$256,225,035	$386,515,500	$493,684,718	$290,686,339

2,606,724	9,117,423	7,294,856	7,480,642
–	–	870,985	–
3,734,432	455,404	486,768	13,808
(7,311,159)	(4,934,214)	(3,624,496)	(1,347,670)
(970,003)	4,638,613	5,028,113	6,146,780
19,710,712	15,072,099	7,965,829	1,819,049
18,740,709	19,710,712	12,993,942	7,965,829

bridgewayfunds.com	69

STATEMENT OF CHANGES IN NET ASETS (continued)

	Blue Chip		Managed Volatility

	Six Months Ended December 31, 2021	Year Ended June 30, 2021	Six Months Ended December 31, 2021	Year Ended June 30, 2021
	(Unaudited)		(Unaudited)

OPERATIONS

Net investment income (loss)	$4,106,155	$9,374,239	$(29,799)	$(21,885)
Net realized gain on investments	40,104,254	98,537,719	1,354,728	711,589
Net change in unrealized appreciation (depreciation) on investments	(11,126,241)	40,856,217	(587,568)	3,839,812
Net increase in net assets resulting from operations	33,084,168	148,768,175	737,361	4,529,516

DISTRIBUTIONS:
From net investment income and net realized gains	(68,208,154)	(91,100,282)	(330,370)	(1,473,611)
Net decrease in net assets from distributions	(68,208,154)	(91,100,282)	(330,370)	(1,473,611)

SHARE TRANSACTIONS:
Proceeds from sale of shares	13,584,180	60,420,912	1,976,303	9,488,495
Proceeds from shares issued in connection with acquisition from Plan of Reorganization	–	–	–	–
Reinvestment of distributions	67,173,847	83,703,120	311,148	1,374,622
Cost of shares redeemed	(46,264,021)	(247,005,654)	(7,316,594)	(7,142,381)
Net increase (decrease) in net assets resulting from share transactions	34,494,006	(102,881,622)	(5,029,143)	3,720,736
Net increase (decrease) in net assets	(629,980)	(45,213,729)	(4,622,152)	6,776,641

NET ASSETS:
Beginning of period	432,186,348	477,400,077	36,159,573	29,382,932
End of period	$431,556,368	$432,186,348	$31,537,421	$36,159,573

SHARES ISSUED & REDEEMED
Issued	849,061	3,926,283	113,981	573,942
Shares issued in reorganization	–	–	–	–
Distributions reinvested	4,681,104	6,141,095	18,121	85,433
Redeemed	(2,963,761)	(16,963,300)	(421,197)	(437,858)
Net increase (decrease)	2,566,404	(6,895,922)	(289,095)	221,517
Outstanding at beginning of period	27,290,333	34,186,255	2,110,439	1,888,922
Outstanding at end of period	29,856,737	27,290,333	1,821,344	2,110,439

See Notes to Financial Statements.

70	Semi-Annual Report | December 31, 2021 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

AGGRESSIVE INVESTORS 1

	For the Six Months Ended 12/31/21 (Unaudited)	Year Ended June 30
		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$82.61	$56.59	$62.01	$74.05	$66.37	$54.75

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.30	0.86	0.61	0.98	0.23	(0.14)
Net Realized and Unrealized Gain (Loss)	2.51	25.88	(5.21)	(6.93)	7.45	12.12

Total from Investment Operations	2.81	26.74	(4.60)	(5.95)	7.68	11.98

Less Distributions to Shareholders from:
Net Investment Income	(0.83)	(0.72)	(0.82)	(1.21)	–	(0.36)
Net Realized Gain	(6.30)	–	–	(4.88)	–	–

Total Distributions	(7.13)	(0.72)	(0.82)	(6.09)	–	(0.36)

Net Asset Value, End of Period	$78.29	$82.61	$56.59	$62.01	$74.05	$66.37(b)

Total Return	3.55%(c)	47.48%	(7.53%)	(6.67%)	11.57%(b)	21.90%(b)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$190,436	$190,248	$142,728	$181,367	$227,562	$224,073
Expenses Before Waivers and Reimbursements	0.42%(d)(e)	0.34%(e)	0.28%(e)	0.35%(e)	0.96%	1.66%
Expenses After Waivers and Reimbursements	0.42%(d)	0.34%	0.28%	0.35%	0.96%	1.66%
Net Investment Income (Loss) After Waivers and Reimbursements	0.72%(d)	1.22%	1.04%	1.52%	0.31%	(0.23%)
Portfolio Turnover Rate	36%(c)	88%	125%	102%	105%	153%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States; consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Not annualized.
(d)	Annualized for periods less than one year.
(e)

For the period ended December 31, 2021 and the years ended June 30, 2021, June 30, 2020 and June 30, 2019 the expense ratios were significantly lower than in other periods, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY

	For the Six Months Ended 12/31/21 (Unaudited)	Year Ended June 30
		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$46.46	$22.06	$24.16	$32.13	$30.04	$25.99

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.17	0.16	(0.02)	0.28	(0.04)	0.32
Net Realized and Unrealized Gain (Loss)	(4.44)	24.24	(1.80)	(5.14)	2.73	4.06

Total from Investment Operations	(4.27)	24.40	(1.82)	(4.86)	2.69	4.38

Less Distributions to Shareholders from:
Net Investment Income	(0.24)	–	(0.28)	(0.01)	(0.41)	(0.33)
Net Realized Gain	(7.99)	–	–	(3.10)	(0.19)	–

Total Distributions	(8.23)	–	(0.28)	(3.11)	(0.60)	(0.33)

Net Asset Value, End of Period	$33.96	$46.46(b)	$22.06	$24.16	$32.13	$30.04

Total Return	(8.52%)(c)	110.61%	(7.63%)	(14.48%)	9.13%	16.88%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$94,539	$109,592	$57,511	$74,005	$96,754	$100,984
Expenses Before Waivers and Reimbursements	1.14%(d)	1.19%	1.32%	1.21%	1.18%	1.18%
Expenses After Waivers and Reimbursements	1.14%(d)	1.19%	1.32%	1.21%	1.18%	1.18%
Net Investment Income (Loss) After Waivers and Reimbursements	0.78%(d)	0.48%	(0.09%)	1.00%	(0.14%)	1.14%
Portfolio Turnover Rate	44%(c)	82%	104%	93%	89%	113%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States; consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

72	Semi-Annual Report | December 31, 2021 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY MARKET

	For the Six Months Ended 12/31/21 (Unaudited)	Year Ended June 30
		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$19.61	$9.96	$11.34	$15.81	$14.93	$12.77

Income from Investment Operations:
Net Investment Income(a)	0.08	0.13	0.13	0.11	0.08	0.17
Net Realized and Unrealized Gain (Loss)	(2.53)	9.98	(1.36)	(2.93)	2.76	3.18

Total from Investment Operations	(2.45)	10.11	(1.23)	(2.82)	2.84	3.35

Less Distributions to Shareholders from:
Net Investment Income	(0.12)	(0.14)	(0.15)	(0.08)	(0.02)	(0.15)
Net Realized Gain	(3.39)	(0.35)	–	(1.57)	(1.94)	(1.04)

Total Distributions	(3.51)	(0.49)	(0.15)	(1.65)	(1.96)	(1.19)

Paid-in Capital from Redemption Fees(a)	0.02	0.03	0.00(b)	0.00(b)	0.00(b)	0.00(b)

Net Asset Value, End of Period	$13.67	$19.61	$9.96	$11.34	$15.81	$14.93

Total Return	(12.12%)(c)(d)	103.83%	(10.99%)(d)	(16.98%)(d)	20.86%(d)	26.61%(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$256,225	$386,516	$150,054	$236,371	$378,144	$352,190
Expenses Before Waivers and Reimbursements	0.76%(e)	0.75%	0.82%	0.77%	0.75%	0.76%
Expenses After Waivers and Reimbursements	0.75%(e)	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income After Waivers and Reimbursements	0.87%(e)	0.83%	1.27%	0.84%	0.52%	1.21%
Portfolio Turnover Rate	23%(c)	52%	51%	38%	35%	31%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP VALUE

	For the Six Months Ended 12/31/21 (Unaudited)	Year Ended June 30
		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$36.49	$16.52	$20.24	$29.60	$24.82	$20.87

Income from Investment Operations:
Net Investment Income(a)	0.14	0.12	0.19	0.47	0.20	0.22
Net Realized and Unrealized Gain (Loss)	3.09	20.05	(3.40)	(5.72)	4.81	3.97

Total from Investment Operations	3.23	20.17	(3.21)	(5.25)	5.01	4.19

Less Distributions to Shareholders from:
Net Investment Income	(0.10)	(0.20)	(0.51)	(0.74)	(0.23)	(0.24)
Net Realized Gain	(1.63)	–	–	(3.37)	–	–

Total Distributions	(1.73)	(0.20)	(0.51)	(4.11)	(0.23)	(0.24)

Net Asset Value, End of Period	$37.99	$36.49	$16.52	$20.24	$29.60	$24.82

Total Return	9.13%(b)	122.77%	(16.43%)(c)	(17.12%)(c)	20.32%(c)	20.08%(c)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$493,685	$290,686	$30,051	$49,652	$69,317	$61,981
Expenses Before Waivers and Reimbursements	0.78%(d)	0.91%	1.12%	1.00%	0.94%	0.98%
Expenses After Waivers and Reimbursements	0.78%(d)	0.91%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	0.72%(d)	0.40%	1.01%	1.97%	0.74%	0.95%
Portfolio Turnover Rate	32%(b)	91%	87%	84%	78%	77%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

74	Semi-Annual Report | December 31, 2021 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

BLUE CHIP

	For the Six Months Ended 12/31/21 (Unaudited)	Year Ended June 30
		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.84	$13.96	$14.99	$14.62	$13.71	$12.28

Income from Investment Operations:
Net Investment Income(a)	0.15	0.31	0.33	0.34	0.31	0.30
Net Realized and Unrealized Gain	1.08	4.73	0.28	1.75	1.33	1.44

Total from Investment Operations	1.23	5.04	0.61	2.09	1.64	1.74

Less Distributions to Shareholders from:
Net Investment Income	(0.30)	(0.35)	(0.32)	(0.31)	(0.31)	(0.31)
Net Realized Gain	(2.32)	(2.81)	(1.32)	(1.41)	(0.42)	–

Total Distributions	(2.62)	(3.16)	(1.64)	(1.72)	(0.73)	(0.31)

Net Asset Value, End of Period	$14.45	$15.84	$13.96	$14.99	$14.62	$13.71

Total Return(b)	7.85%(c)	39.75%	3.49%	16.26%	11.98%	14.33%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$431,556	$432,186	$477,400	$505,029	$567,513	$550,902
Expenses Before Waivers and Reimbursements	0.23%(d)	0.24%	0.27%	0.25%	0.22%	0.25%
Expenses After Waivers and Reimbursements	0.15%(d)	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	1.88%(d)	2.07%	2.28%	2.28%	2.17%	2.30%
Portfolio Turnover Rate	16%(c)	7%	15%	20%	14%	17%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

MANAGED VOLATILITY

	For the Six Months Ended 12/31/21 (Unaudited)	Year Ended June 30
		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.13	$15.56	$15.05	$15.75	$14.79	$14.20

Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.01)	(0.01)	0.12	0.16	0.10	0.06
Net Realized and Unrealized Gain	0.38	2.35	0.55	0.06	0.95	0.59

Total from Investment Operations	0.37	2.34	0.67	0.22	1.05	0.65

Less Distributions to Shareholders from:
Net Investment Income	–	–	(0.16)	(0.31)	(0.09)	(0.06)
Net Realized Gain	(0.18)	(0.77)	–	(0.61)	–	–

Total Distributions	(0.18)	(0.77)	(0.16)	(0.92)	(0.09)	(0.06)

Net Asset Value, End of Period	$17.32	$17.13	$15.56	$15.05	$15.75	$14.79

Total Return(b)	2.17%(c)	15.33%	4.45%	1.74%	7.11%	4.59%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$31,537	$36,160	$29,383	$30,657	$32,816	$36,523
Expenses Before Waivers and Reimbursements	1.19%(d)	1.21%	1.27%	1.24%	1.20%	1.12%
Expenses After Waivers and Reimbursements	0.94%(d)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss) After Waivers and Reimbursements	(0.17%)(d)	(0.07%)	0.77%	1.06%	0.64%	0.42%
Portfolio Turnover Rate	21%(c)	41%	68%	69%	50%	50%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

76	Semi-Annual Report | December 31, 2021 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (Unaudited)

1. Organization

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with eight investment funds as of December 31, 2021. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Value, Blue Chip, and Managed Volatility Funds are presented in this report (each is referred to as a “Fund” and collectively, the “Funds”). The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Small-Cap Growth Fund was reorganized into Small-Cap Value Fund on September 24, 2021. (See Note 9).

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2021, 130,000,000 shares have been classified into the Blue Chip Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Aggressive Investors 1, Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three-year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, and Small-Cap Value Funds seek to provide a long-term total return-on-capital, primarily through capital appreciation.

The Blue Chip Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, LLC (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

Following is a summary of significant accounting policies that are followed in the preparation of the financial statements of the Funds. They are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities, Options, Futures, and Other Investments Valuation   Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis that incorporates market observable data such as reported sales of similar securities, broker quotes, bids, offers and current market quotations by a pricing service. Options are valued at the close if

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

there is trading volume, and if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations, or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain US Government and sovereign obligations, most government agency securities, investment-grade corporate bonds, and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by each Fund, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment which is held by each Fund, except Blue Chip.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2021 is included with each Fund’s Schedule of Investments.

78	Semi-Annual Report | December 31, 2021 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending  Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related cash collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Funds or the borrower at any time. During the period ended December 31, 2021 the Blue Chip and Managed Volatility Funds did not have any securities lending transactions.

The following table is a summary of the Funds’ payable upon return of securities loaned and related cash collateral, which are subject to a netting agreement as of December 31, 2021:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Aggressive Investors 1
Securities lending	$2,921,119	$–	$2,921,119	$–	$2,921,119	$–
Ultra-Small Company
Securities lending	$3,991,542	–	$3,991,542	–	$3,991,542	–
Ultra-Small Company Market
Securities lending	$18,473,772	–	$18,473,772	–	$18,473,772	–
Small-Cap Value
Securities lending	$7,472,275	–	$7,472,275	–	$7,472,275	–

[1]	Securities loaned with a value of $28,790 in Ultra-Small Company have been sold and are pending settlement on December 31, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

The following table summarizes the securities received as non-cash collateral and cash collateral for securities lending:

	Non-Cash Collateral
Fund	Collateral Type	Coupon Range	Maturity Date Range	Market Value	Cash Collateral	Total Collateral	Market Value of Securities on Loan
Aggressive Investors 1
Securities lending	U.S.Gov’t Obligations	0.00%- 7.50%	01/31/22- 08/15/51	$9,064,055	$2,921,119	$11,985,174	$11,728,683
Ultra-Small Company
Securities lending	U.S.Gov’t Obligations	0.00%- 4.38%	02/03/22- 11/15/51	$509,027	$3,991,542	$4,500,569	$4,220,594
Ultra-Small Company Market
Securities lending	U.S.Gov’t Obligations	0.00%- 6.88%	01/31/22- 11/15/51	$4,148,621	$18,473,772	$22,622,393	$21,151,722
Small-Cap Value
Securities lending	U.S.Gov’t Obligations	0.00%- 6.88%	01/31/22- 11/15/51	$7,092,571	$7,472,275	$14,564,846	$14,160,279

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2021, the collateral consisted of an institutional government money market fund and US Government Obligations.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk  The Funds maintain cash and securities in its custody account, maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Sector Concentration Risk  Companies with similar characteristics may be grouped together in broad categories called sectors. Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors. A certain sector may underperform other sectors or the market as a whole. As more assets are held in a specific sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Risks and Uncertainties  The Funds provide for various investment options, including stocks, bonds, and call and put options. Such investments are exposed to risks, such as interest rate, market, and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. COVID-19 has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. Instability in the United States, European and other credit markets has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses

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December 31, 2021 (Unaudited)

for borrowed money and tightening underwriting standards. In addition, stock prices as well as yield could be negatively impacted to the extent that issuers of equity securities cancel or announce the suspension of dividends or share buybacks. The COVID-19 pandemic could continue to inhibit global, national, and local economic activity, and constrain access to capital and other sources of funding. Various recent government interventions have been aimed at curtailing the distress to financial markets caused by the COVID-19 outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase market volatility, which could adversely affect a Fund’s investments. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to a Fund and could negatively affect Fund performance and the value of your investment in a Fund.

Security Transactions, Investment Income, and Expenses  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly as related to the Managed Volatility Fund, discounts and premiums are accreted/amortized using the effective interest method. Income from the securities lending program is recorded when earned from the securities lending agent and reflected in the Statement of Operations under “Securities lending.”

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders  The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives  The Funds’ use of derivatives for the period ended December 31, 2021 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

Primary Underlying Risk/Fund	Derivative Assets	Derivative Liabilities	Location on Statement of Assets and Liabilities
Equity Risk
Managed Volatility:
Written Put Options	–	$298,833	Put options written at value
Written Call Options	–	662,666	Call options written at value

Primary Underlying Risk/Fund	Amount of Realized Gain (Loss) on Derivatives	Amount of Unrealized Gain (Loss) on Derivatives	Location of Gain (Loss) in the Statement of Operations
Equity Risk
Managed Volatility:
Written Options	$526,711		Realized Gain (Loss) on Written Options
			Change in Unrealized Appreciation
		$(345,699)	(Depreciation) on Written Options
Futures Contracts	$(880,735)	–	Realized Gain (Loss) on Futures Contracts

The derivative instruments outstanding as of December 31, 2021, as disclosed in the Schedule of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended December 31, 2021, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

Futures Contracts  The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge

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December 31, 2021 (Unaudited)

to the broker an amount of cash or US Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2021, the Funds had no open futures contracts.

Options  The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts  The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis; that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes.

Outstanding written options as of December 31, 2021 for the Managed Volatility Fund are included in the Schedule of Investments. The Aggressive Investors 1 Fund had no transactions in written options during the period ended December 31, 2021.

Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1 Fund and Small-Cap Value Fund each have management fees that are comprised of a base fee, which is applied to the Fund’s average annual net assets, and a performance adjustment, which adjusts the fee upward or

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

downward depending on a Fund’s performance relative to the applicable market index over a rolling five-year performance period, and is applied to the Fund’s average daily net assets over this performance period.

Because the performance adjustment is based on a Fund’s performance relative to the applicable market index, and not the Fund’s absolute performance, the performance adjustment could increase the Adviser’s fee even if the Fund’s shares lose value over the performance period, provided that the Fund outperformed its market index, or could decrease the Adviser’s fee even if the Fund’s shares increase in value during the performance period, provided that the Fund underperformed its market index. Also, depending on a Fund’s performance relative to the applicable market index over the rolling five-year performance period, the performance adjustment could increase the Adviser’s fee even if the Fund has experienced underperformance relative to its market index in the short-term, or could decrease the Adviser’s fee even if the Fund has experienced outperformance relative to its market index in the short-term. However, no performance fee adjustment will be applied to the Adviser’s fee if the cumulative difference between a Fund’s performance and that of the applicable market index is less than or equal to 2% over the rolling five-year performance period.

Additionally, because the base fee is applied to average annual net assets, and the performance adjustment is calculated over a rolling five-year performance period, it is possible that if a Fund underperforms the applicable market index significantly over the performance period, and the Fund’s assets have declined significantly over that performance period, the negative performance adjustment may exceed the base fee. In this event, the Adviser would make a payment to the Fund.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of each Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Value Index, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund Performance and the Index performance is less than or equal to 2%.

Blue Chip: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2021. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ended 12/31/21

Aggressive Investors 1	1.75%	$–
Ultra-Small Company	1.85%	–
Ultra-Small Company Market	0.75%	14,179
Small-Cap Value	0.94%	–
Blue Chip	0.15%	175,406
Managed Volatility	0.94%	43,804

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews a report on inter-portfolio trades quarterly. Inter-portfolio purchases and sales during the period ended December 31, 2021 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$1,966,880	$–
Ultra-Small Company	8,419,702	8,756,036
Ultra-Small Company Market	3,463,214	20,615,008
Small-Cap Value	11,262,967	2,902,984
Blue Chip	–	1,966,880

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds, including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds;(iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an annual aggregate fee of $150,000, payable in equal monthly installments. For the allocation of this expense to each of the Funds, please see the Statements of Operations.

Board of Directors Compensation  Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, effective November 11, 2021 Independent Directors are paid $14,000 per meeting for meeting fees. Prior to November 11, 2021 the meeting fee was $12,000. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated September 30, 2021. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2021 were as follows:

	Purchases			Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$–	$68,255,717	$–	$72,826,990
Ultra-Small Company	–	44,953,760	–	50,347,632
Ultra-Small Company Market	–	70,949,771	–	155,310,245
Small-Cap Value	–	274,314,507	–	116,899,290
Blue Chip	–	67,373,522	–	97,292,151
Managed Volatility	–	4,294,440	–	6,360,317

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2021, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$40,825,494	$23,917,736	$62,385,725
Gross depreciation (excess of tax cost over value)	(8,070,287)	(6,203,767)	(30,423,560)
Net unrealized appreciation	$32,755,207	$17,713,969	$31,962,165
Cost of investments for income tax purposes	$160,670,266	$81,771,080	$243,144,865

	Small-Cap Value	Blue Chip	Managed Volatility
Gross appreciation (excess of value over tax cost)	$70,365,188	$255,615,286	$10,165,398
Gross depreciation (excess of tax cost over value)	(23,070,774)	(1,698,129)	(793,453)
Net unrealized appreciation	$47,294,414	$253,917,157	$9,371,945
Cost of investments for income tax purposes	$454,171,159	$177,321,982	$22,082,991

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2021 and June 30, 2020 respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Distributions paid from:
Ordinary Income	$1,732,414	$2,253,130	$–	$780,772
Long-Term Capital Gain	–	–	–	–
Total	$1,732,414	$2,253,130	$–	$780,772

	Ultra-Small Company Market		Small-Cap Value
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Distributions paid from:
Ordinary Income	$1,880,651	$2,859,334	$341,445	$1,172,540
Long-Term Capital Gain	4,768,028	–	–	–
Total	$6,648,679	$2,859,334	$341,445	$1,172,540

	Blue Chip		Managed Volatility
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Distributions paid from:
Ordinary Income	$9,979,722	$11,094,115	$–	$230,830
Long-Term Capital Gain	81,120,560	45,295,736	1,473,611	80,416
Total	$91,100,282	$56,389,851	$1,473,611	$311,246

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses.

Components of Accumulated Earnings As of June 30, 2021, the components of accumulated earnings on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Accumulated Net Investment Income	$326,611	$323,382	$1,841,011
Capital Loss Carryovers	–	–	–
Accumulated Net Realized Gain on Investments	7,063,114	2,951,969	15,579,797
Qualified Late Year Deferred Losses*	–	–	–
Net Unrealized Appreciation of Investments	36,549,321	44,429,972	118,130,278
Total	$43,939,046	$47,705,323	$135,551,086

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

	Small-Cap Value	Blue Chip	Managed Volatility
Accumulated Net Investment Income	$5,856,607	$3,549,883	$146,278
Capital Loss Carryovers	–	–	–
Accumulated Net Realized Gain on Investments	–	45,909,858	137,603
Qualified Late Year Deferred Losses*	–	–	–
Net Unrealized Appreciation of Investments	30,431,145	264,360,481	9,965,842
Total	$36,287,752	$313,820,222	$10,249,723

*

Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2022. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Value, Blue Chip and Managed Volatility Funds have no deferred qualified ordinary late-year losses, short term capital losses or long term capital losses.

For the fiscal year June 30, 2021, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Paid-In Capital	$–	$25,089	$1,672,503
Distributable Earnings	–	(25,089)	(1,672,503)

	Increase (Decrease)
	Small-Cap Value	Blue Chip	Managed Volatility
Paid-In Capital	$–	$7,795,359	$–
Distributable Earnings	–	(7,795,359)	–

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, excess distributions, the write-off of unused net operating loss, and redesignation of dividends paid and investments in PFICs.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in the individual Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 9, 2022. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.10% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The facility fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

For the period ended December 31, 2021, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.34%	$872,478	23	$749	$1,717,000
Ultra-Small Company	1.35%	879,221	95	3,121	2,345,000
Ultra-Small Company Market	1.34%	3,745,711	83	11,531	15,000,000
Small-Cap Value	1.35%	3,357,580	50	6,281	15,000,000
Blue Chip	1.35%	686,500	136	3,491	9,757,000
Managed Volatility	1.34%	1,124,286	7	292	1,533,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On December 31, 2021, Blue Chip Fund had loans outstanding in the amount of $704,000, exclusive of interest payable on the loans.

8. Redemption Fees

In Ultra-Small Company Market Fund, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Reorganization

On September 22, 2021, the shareholders of the Small-Cap Growth Fund approved a Plan of Reorganization between the Small-Cap Growth Fund and Small-Cap Value Fund providing for (i) the conversion of the shares of the Small-Cap Growth Fund into shares of the Small-Cap Value Fund and (ii) the transfer to the Small-Cap Value Fund of all of the property, assets and goodwill of the Small-Cap Growth Fund. The acquisition was accomplished by a tax free exchange of 870,985 shares of Small-Cap Value Fund (valued at $31,498,261) for all 1,005,587 shares outstanding of the Small-Cap Growth Fund on September 24, 2021. The investment portfolio of Small-Cap Growth Fund with a fair value of $31,605,638 and a cost basis of $23,454,026 was the principal asset acquired by the Small-Cap Value Fund. For financial reporting purposes, assets received and shares issued by Small-Cap Value were recorded at fair value; however, the cost basis of the investments received from Small-Cap Growth Fund was carried forward to align ongoing reporting of Small-Cap Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Small-Cap Growth Fund’s net assets at that date ($31,498,261), including $8,151,612 of unrealized appreciation, were combined with those of Small-Cap Value Fund. The aggregate net assets of Small-Cap Value Fund immediately before the acquisition were $307,363,287. All costs (except for brokerage costs) associated with the plan of reorganization were paid by the Adviser.

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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OTHER INFORMATION

December 31, 2021 (Unaudited)

1. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2021 are available without charge, upon request, by contacting Bridgeway Funds at 800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit are available without charge, upon request, by contacting Bridgeway Funds at 800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 800-SEC-0330.

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DISCLOSURE OF FUND EXPENSES

December 31, 2021 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market Fund under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2021 and held until December 31, 2021.

Actual Expenses.   The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.   The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/21	Ending Account Value at 12/31/21	Expense Ratio	Expenses Paid During Period* 7/1/21 -12/31/21

Bridgeway Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$1,035.46	0.42%	$2.15
Hypothetical Fund Return	$1,000.00	$1,023.09	0.42%	$2.14

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$914.85	1.14%	$5.50
Hypothetical Fund Return	$1,000.00	$1,019.46	1.14%	$5.80

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$878.82	0.75%	$3.55
Hypothetical Fund Return	$1,000.00	$1,021.42	0.75%	$3.82

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,091.26	0.78%	$4.11
Hypothetical Fund Return	$1,000.00	$1,021.27	0.78%	$3.97

Bridgeway Blue Chip Fund
Actual Fund Return	$1,000.00	$1,078.50	0.15%	$0.79
Hypothetical Fund Return	$1,000.00	$1,024.45	0.15%	$0.77

Bridgeway Managed Volatility Fund
Actual Fund Return	$1,000.00	$1,021.74	0.94%	$4.79
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

90	Semi-Annual Report | December 31, 2021 (Unaudited)

DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2021 (Unaudited)

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (365).

bridgewayfunds.com	91

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at ww.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@ sec.gov.

A no-load mutual fund family

Semi-Annual Report

December 31, 2021 (Unaudited)

OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

bridgewayfunds.com

December 31, 2021 (Unaudited)

Bridgeway Funds Standardized Returns (%) as of December 31, 2021 (Unaudited)

			Annualized
								Gross	Net
Fund[1]	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Expense Ratio[2]	Expense Ratio[2]
Omni Small-Cap Value	5.56	5.86	47.97	8.34	12.40	12.39	8/31/2011	0.68%	0.60%
Omni Tax-Managed Small-Cap Value	5.69	5.28	46.62	7.80	12.00	10.29	12/31/2010	0.69%	0.60%

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or pay expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2021.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at bridgewayfunds.com or call 800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 800-661-3550 or visit the Funds’ website at bridgewayfunds.com. Funds are available for purchase by residents of the United States, Puerto Rico, US Virgin Islands, and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	Semi-Annual Report | December 31, 2021 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2021 (Unaudited)

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data, and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

bridgewayfunds.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2021 (Unaudited)

Market Review

Performance across domestic equity markets was positive for the December 2021 quarter. Broad market returns for the quarter rose +9.28%, as represented by the Russell 3000 Index.

For the calendar year ended December 31, 2021, broad market stocks advanced +25.66%, as represented by the Russell 3000 Index. Mid-cap value stocks, as represented by the Russell Midcap Value Index, had the best 12-month performance, returning +28.34%. Small-cap value stocks, as represented by the Russell 2000 Value Index, followed closely, returning 28.27%. Small-cap growth stocks, as represented by the Russell 2000 Growth Index, had the year’s worst performance, returning +2.83%.

The following table presents returns for the broad market, small-cap, mid-cap, and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among US stock returns.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Calendar Year Ended December 31, 2021

	Quarter	Calendar Year
Best Performing	+11.64% Russell 1000® Growth Index	+28.34% Russell Midcap® Value Index
	+10.89% Russell 3000® Growth Index	+28.27% Russell 2000® Value Index
	+8.54% Russell Midcap® Value Index	+27.60% Russell 1000® Growth Index
	+7.77% Russell 1000® Value Index	+25.85% Russell 3000® Growth Index
	+7.54% Russell 3000® Value Index	+25.37% Russell 3000® Value Index
	+4.36% Russell 2000® Value Index	+25.16% Russell 1000® Value Index
	+2.85% Russell Midcap® Growth Index	+12.73% Russell Midcap® Growth Index
Worst Performing	+0.01% Russell 2000® Growth Index	+2.83% Russell 2000® Growth Index

The Bridgeway Omni Funds in this semi-annual report are asset class exposure strategies that seek broad diversification and strive for risk premium exposure with low tracking error. These Funds were designed to capture the size and style benefits within the small-cap value asset class.

The Russell 3000 Index is an unmanaged market-capitalization-weighted equity index. The index tracks the performance of the 3,000 largest U.S.-traded stocks, which collectively account for roughly 97% of all U.S.-incorporated equities. The Russell 3000 Value Index consists of stocks in the Russell 3000 Index with relatively lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index consists of stocks in the Russell 3000 Index that display signs of above-average growth. The Russell 1000 Index is a stock market index that tracks the highest-ranking 1,000 stocks in the Russell 3000 Index. The Russell 1000 Value Index is a large-cap stock market index that consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is a large-cap stock market index that consists of stocks in the Russell 1000 Index that display signs of above-average growth. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Value Index is a midcap value index that consists of stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index is a midcap growth index that consists of stocks in the Russell Midcap Index that display signs of above-average growth. It is not possible to invest directly in an index. The Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index. The Russell 2000 Value Index is a small-cap stock market index that consists of stocks in the Russell 2000

2	Semi-Annual Report | December 31, 2021 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

December 31, 2021 (Unaudited)

Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index is a small-cap stock market index that consists of stocks in the Russell 2000 Index that display signs of above-average growth.

bridgewayfunds.com	3

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2021

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2021, our Fund returned +5.56%, outperforming our primary market benchmark, the Russell 2000 Value Index (+4.36%). It was a good quarter.

For the calendar year, our Fund returned +47.97%, significantly outperforming the Russell 2000 Value Index (+28.27%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2021

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (8/31/11)
Omni Small-Cap Value Fund	5.56%	5.86%	47.97%	8.34%	12.40%	12.39%
Russell 2000 Value Index	4.36%	1.24%	28.27%	9.07%	12.03%	11.97%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

4	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 31, 2011 to December 31, 2021

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2021, we held 636 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s tilt toward deeper value stocks across multiple valuation metrics boosted relative returns during the quarter. However, a tilt toward smaller stocks in the small-cap value universe detracted from relative results, as the benchmark’s smallest stocks underperformed during the quarter.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to these stocks hurt the Fund’s relative results, as both REITs and Utilities stocks delivered strong performance during the quarter.

Detailed Explanation of Calendar Year Performance

The Fund’s tilt toward deeper value stocks across multiple valuation metrics was a strong contributor to relative performance during a year in which value stocks were in favor. A tilt toward smaller stocks in the small-cap universe also benefited relative results as smaller stocks outperformed their larger counterparts for the 12-month period.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) and Utilities stocks. Our lack of exposure to REITs detracted modestly from relative results, but the Fund’s relative performance benefited considerably from the lack of exposure to Utilities stocks.

bridgewayfunds.com	5

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2021

Rank	Description	Industry	% of Net Assets
1	Antero Resources Corp.	Energy	1.2%
2	Dillard’s, Inc., Class A	Consumer Discretionary	0.9%
3	United Natural Foods, Inc.	Consumer Staples	0.8%
4	Signet Jewelers, Ltd.	Consumer Discretionary	0.8%
5	Herc Holdings, Inc.	Industrials	0.8%
6	Navient Corp.	Financials	0.7%
7	Tronox Holdings PLC, Class A	Materials	0.7%
8	ArcBest Corp.	Industrials	0.7%
9	Customers Bancorp, Inc.	Financials	0.6%
10	Axos Financial, Inc.	Financials	0.6%
	Total		7.8%

Industry Sector Representation as of December 31, 2021
	% of Net Assets	% of Russell 2000 Value Index	Difference

Communication Services	3.3%	3.6%	-0.3%
Consumer Discretionary	13.8%	8.0%	5.8%
Consumer Staples	3.8%	3.0%	0.8%
Energy	13.3%	6.4%	6.9%
Financials	35.1%	26.5%	8.6%
Health Care	1.8%	10.4%	-8.6%
Industrials	16.3%	15.2%	1.1%
Information Technology	4.0%	5.7%	-1.7%
Materials	7.5%	4.6%	2.9%
Real Estate	0.9%	11.6%	-10.7%
Utilities	0.0%	5.0%	-5.0%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, December 31, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

6	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	7

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
COMMON STOCKS - 99.72%
Communication Services - 3.31%
AMC Networks, Inc., Class A*	140,000	$4,821,600
ATN International, Inc.	33,500	1,338,325
Beasley Broadcast Group, Inc., Class A*	163,600	309,204
Consolidated Communications Holdings, Inc.*	199,000	1,488,520
Cumulus Media, Inc., Class A*	84,100	946,125
DallasNews Corp.	6,875	49,431
DHI Group, Inc.*	185,000	1,154,400
EchoStar Corp., Class A*	205,500	5,414,925
Entercom Communications Corp.*	468,245	1,203,390
Entravision Communications Corp., Class A	260,800	1,768,224
EW Scripps Co. (The), Class A	233,166	4,511,762
Fluent, Inc.*	150,000	298,500
Gray Television, Inc.	291,200	5,870,592
Lions Gate Entertainment Corp., Class B*	100,000	1,539,000
Mediaco Holding, Inc., Class A*+	12,992	69,637
Saga Communications, Inc., Class A	21,761	522,482
Salem Media Group, Inc.*	12,700	38,862
Scholastic Corp.	86,500	3,456,540
SPAR Group, Inc.*	27,237	33,501
Spok Holdings, Inc.	45,000	419,850
Telephone & Data Systems, Inc.	235,800	4,751,370
Townsquare Media, Inc., Class A*	129,900	1,731,567
TrueCar, Inc.*	134,300	456,620
Urban One, Inc.*	151,800	514,602

		42,709,029
Consumer Discretionary - 13.76%
Aaron’s Co., Inc. (The)	20,000	493,000
Abercrombie & Fitch Co., Class A*	150,000	5,224,500
Adient PLC*	105,500	5,051,340
Adtalem Global Education, Inc.*	51,200	1,513,472
AMCON Distributing Co.	2,450	488,799
American Axle & Manufacturing Holdings, Inc.*	287,200	2,679,576

Industry Company	Shares	Value

Consumer Discretionary (continued)
American Public Education, Inc.*	47,600	$1,059,100
Ark Restaurants Corp.*	12,600	209,790
Asbury Automotive Group, Inc.*	19,600	3,385,508
Bassett Furniture Industries, Inc.	30,400	509,808
Beazer Homes USA, Inc.*	118,500	2,751,570
Bed Bath & Beyond, Inc.*+	138,000	2,012,040
Big 5 Sporting Goods Corp.+	113,700	2,161,437
Big Lots, Inc.+	90,000	4,054,500
Biglari Holdings, Inc., Class B*	6,200	883,934
BJ’s Restaurants, Inc.*	24,800	856,840
Bluegreen Vacations Holding Corp.*	53,551	1,879,640
Build-A-Bear Workshop, Inc.	47,100	919,392
Carrols Restaurant Group, Inc.	138,100	408,776
Cato Corp. (The), Class A	92,500	1,587,300
Century Casinos, Inc.*	72,400	881,832
Century Communities, Inc.	95,200	7,786,408
China Automotive Systems, Inc.*	95,650	256,342
Chuy’s Holdings, Inc.*	23,000	692,760
Citi Trends, Inc.*	33,840	3,206,340
Conn’s, Inc.*	102,900	2,420,208
Container Store Group, Inc. (The)*	167,650	1,673,147
Cooper-Standard Holdings, Inc.*	19,056	427,045
Crown Crafts, Inc.	21,050	153,033
Culp, Inc.	24,000	228,240
Del Taco Restaurants, Inc.	79,900	994,755
Delta Apparel, Inc.*	29,900	889,226
Dillard’s, Inc., Class A+	45,500	11,148,410
Dixie Group, Inc. (The)*	44,950	257,563
Ethan Allen Interiors, Inc.	75,500	1,984,895
Ever-Glory International Group, Inc.*	30,000	74,100
Fiesta Restaurant Group, Inc.*	87,500	963,375
Flanigan’s Enterprises, Inc.*	2,500	77,177
Fossil Group, Inc.*	146,000	1,502,340
Full House Resorts, Inc.*	86,100	1,042,671
Genesco, Inc.*	45,000	2,887,650
G-III Apparel Group, Ltd.*	141,400	3,908,296
Golden Entertainment, Inc.*	94,500	4,775,085
Good Times Restaurants, Inc.*	106,000	460,040

8	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
Group 1 Automotive, Inc.+	27,300	$5,329,506
Guess?, Inc.	50,000	1,184,000
Haverty Furniture Cos., Inc.	64,400	1,968,708
Hibbett, Inc.	45,900	3,301,587
Hooker Furnishings Corp.	26,000	605,280
Lakeland Industries, Inc.*	33,450	725,865
Lands’ End, Inc.*	92,600	1,817,738
La-Z-Boy, Inc.	60,000	2,178,600
Lazydays Holdings, Inc.*	41,800	900,372
Lifetime Brands, Inc.	77,650	1,240,071
Lincoln Educational Services Corp.*	75,000	560,250
Live Ventures, Inc.*	3,200	100,896
Lumber Liquidators Holdings, Inc.*	25,000	426,750
M/I Homes, Inc.*	85,200	5,297,736
MarineMax, Inc.*	77,000	4,546,080
Modine Manufacturing Co.*	162,800	1,642,652
Motorcar Parts of America, Inc.*	65,000	1,109,550
Movado Group, Inc.	45,000	1,882,350
ODP Corp. (The)*	145,000	5,695,600
Perdoceo Education Corp.*	76,000	893,760
Rocky Brands, Inc.	30,300	1,205,940
Shoe Carnival, Inc.	82,500	3,224,100
Signet Jewelers, Ltd.	124,400	10,826,532
Sonic Automotive, Inc., Class A	106,100	5,246,645
Sportsman’s Warehouse Holdings, Inc.*	100,000	1,180,000
Strattec Security Corp.*	18,800	695,976
Superior Group of Cos., Inc.	74,200	1,627,948
Tandy Leather Factory, Inc.*	22,700	116,905
Tenneco, Inc., Class A*	237,000	2,678,100
Tilly’s, Inc., Class A	88,300	1,422,513
TravelCenters of America, Inc.*	61,340	3,166,371
Tri Pointe Homes, Inc.*	266,000	7,418,740
Unifi, Inc.*	64,273	1,487,920
Unique Fabricating, Inc.*	35,000	68,600
Universal Technical Institute, Inc.*	105,000	821,100
Vera Bradley, Inc.*	123,850	1,053,964
Vista Outdoor, Inc.*	40,187	1,851,415
VOXX International Corp.*	82,100	834,957
Weyco Group, Inc.	23,000	550,620
Zovio, Inc.*	57,000	72,390
Zumiez, Inc.*	79,800	3,829,602

		177,608,949

Industry Company	Shares	Value

Consumer Staples - 3.76%
Alico, Inc.	22,861	$846,543
Andersons, Inc. (The)	96,900	3,750,999
Central Garden & Pet Co., Class A*	18,400	880,440
Coffee Holding Co., Inc.*	23,000	100,050
Edgewell Personal Care Co.	150,300	6,870,213
Fresh Del Monte Produce, Inc.+	167,200	4,614,720
Ingles Markets, Inc., Class A	63,400	5,473,956
Lifeway Foods, Inc.*	5,000	23,600
Mannatech, Inc.	8,400	321,888
Natural Alternatives International, Inc.*	18,100	228,784
Natural Grocers by Vitamin Cottage, Inc.	36,100	514,425
Oil-Dri Corp. of America	17,558	574,673
Rite Aid Corp.*+	225,500	3,312,595
Seneca Foods Corp., Class A*	40,100	1,922,795
SpartanNash Co.+	110,946	2,857,969
United Natural Foods, Inc.*	221,000	10,846,680
Weis Markets, Inc.	82,325	5,423,571

		48,563,901

Energy - 13.28%
Adams Resources & Energy, Inc.	20,500	570,105
Alto Ingredients, Inc.*	176,900	850,889
Antero Resources Corp.*	870,000	15,225,000
Archrock, Inc.	436,755	3,266,928
Ardmore Shipping Corp.*	75,000	253,500
Berry Corp.	293,000	2,467,060
Bristow Group, Inc.*	91,299	2,891,439
Centennial Resource Development, Inc., Class A*	992,500	5,935,150
Civitas Resources, Inc.	95,000	4,652,150
Comstock Resources, Inc.*	577,800	4,674,402
CONSOL Energy, Inc.*	122,900	2,791,059
CVR Energy, Inc.	222,000	3,731,820
Dawson Geophysical Co.*	118,000	273,170
Delek US Holdings, Inc.*	214,500	3,215,355
DHT Holdings, Inc.	572,322	2,970,351
Dorian LPG, Ltd.	161,300	2,046,897
Earthstone Energy, Inc., Class A*	194,000	2,122,360
Epsilon Energy, Ltd.*+	90,000	510,300
Forum Energy Technologies, Inc.*	9,000	144,450

bridgewayfunds.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Frontline, Ltd.*+	621,100	$4,391,177
Geospace Technologies Corp.*	75,000	504,000
Golar LNG, Ltd.*	316,500	3,921,435
Green Plains, Inc.*+	95,200	3,309,152
Hallador Energy Co.*	130,000	319,800
Helix Energy Solutions Group, Inc.*	496,000	1,547,520
International Seaways, Inc.	112,590	1,652,821
Liberty Oilfield Services, Inc., Class A*	248,700	2,412,390
Mammoth Energy Services, Inc.*+	121,400	220,948
Murphy Oil Corp.	175,000	4,569,250
Nabors Industries, Ltd.*	32,200	2,611,098
NACCO Industries, Inc., Class A	20,445	741,949
National Energy Services Reunited Corp.*	278,700	2,633,715
Natural Gas Services Group, Inc.*	60,152	629,792
Navigator Holdings, Ltd.*	10,000	88,700
NCS Multistage Holdings, Inc.*	4,000	116,000
Newpark Resources, Inc.*	510,800	1,501,752
Nine Energy Service, Inc.*	35,000	35,000
Nordic American Tankers, Ltd.+	521,200	880,828
Oil States International, Inc.*	244,400	1,214,668
Overseas Shipholding Group, Inc., Class A*	593,300	1,115,404
Par Pacific Holdings, Inc.*	99,000	1,632,510
Patterson-UTI Energy, Inc.	564,000	4,765,800
PBF Energy, Inc., Class A*	432,600	5,610,822
PDC Energy, Inc.	44,600	2,175,588
PHX Minerals, Inc.	40,000	86,800
ProPetro Holding Corp.*	400,000	3,240,000
Range Resources Corp.*	315,000	5,616,450
Ranger Energy Services, Inc.*	38,400	394,368
Ranger Oil Corp., Class A*	49,500	1,332,540
Renewable Energy Group, Inc.*	96,885	4,111,799
Ring Energy, Inc.*+	523,600	1,193,808
RPC, Inc.*	555,000	2,519,700
SandRidge Energy, Inc.*	130,050	1,360,323
Scorpio Tankers, Inc.+	213,467	2,734,512
SEACOR Marine Holdings, Inc.*	15,000	51,000
Select Energy Services, Inc., Class A*	152,500	950,075

Industry Company	Shares	Value

Energy (continued)
SFL Corp., Ltd.	385,000	$3,137,750
SM Energy Co.	243,000	7,163,640
Smart Sand, Inc.*	212,000	377,360
Solaris Oilfield Infrastructure, Inc., Class A	107,900	706,745
Talos Energy, Inc.*	293,400	2,875,320
Teekay Corp.*	390,000	1,224,600
Teekay Tankers, Ltd., Class A*+	103,625	1,129,513
Transocean, Ltd.*	1,441,000	3,977,160
US Silica Holdings, Inc.*	255,000	2,397,000
VAALCO Energy, Inc.*	400,000	1,284,000
Weatherford International PLC*	207,000	5,738,040
Whiting Petroleum Corp.*	84,500	5,465,460
World Fuel Services Corp.	196,100	5,190,767

		171,453,234

Financials - 35.06%
1st Constitution Bancorp	33,000	847,770
1st Source Corp.	75,000	3,720,000
ACNB Corp.	5,000	156,400
Alerus Financial Corp.	45,300	1,326,384
Allegiance Bancshares, Inc.	51,500	2,173,815
Amalgamated Financial Corp.	87,600	1,469,052
A-Mark Precious Metals, Inc.	5,000	305,500
Amerant Bancorp, Inc.	79,394	2,743,063
American National Bankshares, Inc.	25,000	942,000
AmeriServ Financial, Inc.	118,000	455,480
Ames National Corp.	1,008	24,686
Argo Group International Holdings, Ltd.	97,484	5,664,795
Associated Capital Group, Inc., Class A	3,301	141,943
Atlantic Capital Bancshares, Inc.*	50,500	1,452,885
Axos Financial, Inc.*	139,510	7,800,004
Banc of California, Inc.	168,043	3,297,004
Banco Latinoamericano de Comercio Exterior SA, Class E	113,400	1,882,440
Bank of Marin Bancorp	12,247	455,956
Bank of NT Butterfield & Son, Ltd. (The)	128,500	4,897,135
Bank of Princeton (The)	34,480	1,011,298
Bank of the James Financial Group, Inc.	5,600	86,352

10	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Bank7 Corp.	51,500	$1,184,500
BankFinancial Corp.	59,912	639,261
Bankwell Financial Group, Inc.	11,000	361,240
Banner Corp.	91,127	5,528,675
Bar Harbor Bankshares	50,966	1,474,446
BayCom Corp.*	913	17,128
BCB Bancorp, Inc.	60,400	931,972
Berkshire Hills Bancorp, Inc.	134,801	3,832,392
Brookline Bancorp, Inc.	250,000	4,047,500
Bryn Mawr Bank Corp.	47,800	2,151,478
Business First Bancshares, Inc.	65,000	1,840,150
Byline Bancorp, Inc.	120,800	3,303,880
C&F Financial Corp.	9,900	506,781
Cadence Bank	31,317	932,933
Camden National Corp.	31,600	1,521,856
Capital Bancorp, Inc.	36,500	956,300
Capital City Bank Group, Inc.	31,000	818,400
Capstar Financial Holdings, Inc.	45,000	946,350
CB Financial Services, Inc.	14,000	337,400
Central Pacific Financial Corp.	20,000	563,400
Central Valley Community Bancorp	55,000	1,142,350
Chemung Financial Corp.	19,500	892,710
Citizens Community Bancorp, Inc.	43,000	592,110
Citizens, Inc.*	136,040	722,372
Civista Bancshares, Inc.	42,523	1,037,561
CNB Financial Corp.	41,900	1,110,350
Codorus Valley Bancorp, Inc.	28,122	607,435
Community Financial Corp. (The)	12,500	491,375
Community Trust Bancorp, Inc.	60,000	2,616,600
Community West Bancshares	47,000	625,100
ConnectOne Bancorp, Inc.	93,346	3,053,348
Consumer Portfolio Services, Inc.*	146,650	1,737,802
Cowen, Inc., Class A	89,100	3,216,510
Crawford & Co., Class A+	60,000	449,400
Crawford & Co., Class B	23,100	173,019
CrossFirst Bankshares, Inc.*	40,700	635,327
Curo Group Holdings Corp.	60,600	970,206

Industry Company	Shares	Value

Financials (continued)
Customers Bancorp, Inc.*	122,391	$8,000,700
Dime Community Bancshares, Inc.	106,116	3,731,039
Donegal Group, Inc., Class A	89,000	1,271,810
Donnelley Financial Solutions, Inc.*	54,100	2,550,274
Eagle Bancorp Montana, Inc.	15,800	363,084
Eagle Bancorp, Inc.	72,070	4,204,564
Elevate Credit, Inc.*	157,900	468,963
Emclaire Financial Corp.	1,200	33,120
Employers Holdings, Inc.	76,300	3,157,294
Encore Capital Group, Inc.*+	92,500	5,745,175
Enova International, Inc.*	90,407	3,703,071
Enterprise Bancorp, Inc.	29,475	1,324,017
Enterprise Financial Services Corp.	81,191	3,823,284
Equity Bancshares, Inc., Class A	62,100	2,107,053
Esquire Financial Holdings, Inc.*	22,000	695,640
ESSA Bancorp, Inc.	25,200	436,716
Evans Bancorp, Inc.	20,501	826,190
EZCORP, Inc., Class A*	191,200	1,409,144
Farmers National Banc Corp.	88,450	1,640,748
Federal Agricultural Mortgage Corp., Class C	26,600	3,296,538
Financial Institutions, Inc.	53,400	1,698,120
First BanCorp Puerto Rico	520,600	7,173,868
First Bancorp/Southern Pines NC	62,473	2,856,266
First Bancshares, Inc. (The)	49,200	1,900,104
First Bank	61,800	896,718
First Busey Corp.	144,000	3,905,280
First Business Financial Services, Inc.	26,400	770,088
First Capital, Inc.	35	1,398
First Commonwealth Financial Corp.	273,800	4,405,442
First Community Bankshares, Inc.	4,579	153,030
First Financial Bancorp	200,000	4,876,000
First Financial Corp.	33,862	1,533,610
First Financial Northwest, Inc.	42,882	693,402
First Guaranty Bancshares, Inc.	27,472	559,879
First Internet Bancorp	31,600	1,486,464

bridgewayfunds.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
First Merchants Corp.	128,100	$5,366,109
First Mid Bancshares, Inc.	51,500	2,203,685
First Midwest Bancorp, Inc.	266,400	5,455,872
First National Corp.	18,000	411,300
First Northwest Bancorp	19,887	402,314
First of Long Island Corp. (The)	20,600	444,754
First United Corp.	21,876	412,800
First US Bancshares, Inc.	6,468	68,431
First Western Financial, Inc.*	7,800	236,808
Flushing Financial Corp.	93,297	2,267,117
FNCB Bancorp, Inc.	10,400	94,744
Franklin Financial Services Corp.	6,100	201,300
FS Bancorp, Inc.	1,500	50,445
FVCBankcorp, Inc.*	22,000	435,820
Genworth Financial, Inc., Class A*	1,300,000	5,265,000
Global Indemnity Group, LLC, Class A	57,583	1,447,061
Great Southern Bancorp, Inc.	10,000	592,500
Great Western Bancorp, Inc.	98,300	3,338,268
Hallmark Financial Services, Inc.*	45,000	195,750
Hanmi Financial Corp.	87,000	2,060,160
HarborOne Bancorp, Inc.	25,000	371,000
Hawthorn Bancshares, Inc.	26,262	678,347
HCI Group, Inc.	20,000	1,670,800
Heartland Financial USA, Inc.	102,100	5,167,281
Hennessy Advisors, Inc.+	7,000	76,020
Heritage Commerce Corp.	12,900	154,026
Heritage Financial Corp.	88,400	2,160,496
Heritage Insurance Holdings, Inc.	70,100	412,188
HMN Financial, Inc.*	23,800	580,244
Home Bancorp, Inc.	30,494	1,265,806
HomeStreet, Inc.	61,100	3,177,200
Hope Bancorp, Inc.	385,800	5,675,118
Horace Mann Educators Corp.	87,000	3,366,900
Horizon Bancorp, Inc.	177,667	3,704,357
Howard Bancorp, Inc.*	71,000	1,547,090
Independent Bank Corp.	74,100	2,403,027
Independent Bank Group, Inc.	67,750	4,888,163
Investar Holding Corp.	40,000	736,400

Industry Company	Shares	Value

Financials (continued)
James River Group Holdings, Ltd.	77,200	$2,224,132
Kingstone Cos., Inc.	45,300	226,500
Lakeland Bancorp, Inc.	125,850	2,389,892
Landmark Bancorp, Inc.	16,062	457,763
LCNB Corp.	45,500	888,615
LendingClub Corp.*	156,500	3,784,170
Limestone Bancorp, Inc.*	36,150	674,198
Logan Ridge Finance Corp.*	7,750	178,172
Luther Burbank Corp.	183,197	2,572,086
Macatawa Bank Corp.	19,000	167,580
Malvern Bancorp, Inc.*	4,900	76,783
Manning & Napier, Inc.	262,875	2,184,491
Marlin Business Services Corp.	23,580	548,942
Mercantile Bank Corp.	31,200	1,092,936
Merchants Bancorp	43,074	2,038,692
Meridian Corp.	17,500	643,475
Meta Financial Group, Inc.	101,931	6,081,203
Metrocity Bankshares, Inc.	9,291	255,781
Metropolitan Bank Holding Corp.*	21,400	2,279,742
Mid Penn Bancorp, Inc.	17,886	567,702
Middlefield Banc Corp.	34,000	843,880
Midland States Bancorp, Inc.	98,700	2,446,773
MidWestOne Financial Group, Inc.	41,460	1,342,060
Mr Cooper Group, Inc.*	111,966	4,658,905
MVB Financial Corp.	32,600	1,353,552
National Western Life Group, Inc., Class A	11,314	2,426,174
Navient Corp.	450,000	9,549,000
NI Holdings, Inc.*	50,000	945,500
Nicholas Financial, Inc.*	43,400	511,686
Nicolet Bankshares, Inc.*	21,170	1,815,328
NMI Holdings, Inc., Class A*	264,900	5,788,065
Northfield Bancorp, Inc.	55,000	888,800
Northrim BanCorp, Inc.	3,400	147,764
Northwest Bancshares, Inc.	113,200	1,602,912
Oak Valley Bancorp	40,000	696,000
OceanFirst Financial Corp.	129,223	2,868,751
Ocwen Financial Corp.*	25,001	999,290
OFG Bancorp	120,000	3,187,200
Ohio Valley Banc Corp.	9,000	261,450
Old Point Financial Corp.	1,000	22,780
Old Second Bancorp, Inc.	85,550	1,077,075
OP Bancorp	91,900	1,172,644
Oportun Financial Corp.*	78,000	1,579,500

12	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Oppenheimer Holdings, Inc., Class A	39,493	$1,831,290
Orrstown Financial Services, Inc.	25,600	645,120
Ottawa Bancorp, Inc.	1,000	14,600
Pacific Premier Bancorp, Inc.	117,200	4,691,516
Parke Bancorp, Inc.	50,099	1,066,107
Pathfinder Bancorp, Inc.	3,000	50,790
Patriot National Bancorp, Inc.*	10,000	155,500
PCB Bancorp	58,600	1,286,856
Peapack-Gladstone Financial Corp.	49,894	1,766,248
Penns Woods Bancorp, Inc.	15,034	354,351
Peoples Bancorp of North Carolina, Inc.	24,017	662,629
Peoples Bancorp, Inc.	64,697	2,058,012
Peoples Financial Services Corp.	22,900	1,206,601
Piper Sandler Cos.	35,500	6,337,105
Plumas Bancorp	2,000	67,580
PRA Group, Inc.*	50,000	2,510,500
Preferred Bank/Los Angeles CA	36,600	2,627,514
Primis Financial Corp.	64,158	964,936
ProAssurance Corp.	150,700	3,812,710
Provident Bancorp, Inc.	54,600	1,015,560
Provident Financial Holdings, Inc.	51,000	844,050
Provident Financial Services, Inc.	167,731	4,062,445
QCR Holdings, Inc.	33,500	1,876,000
Randolph Bancorp, Inc.	2,500	59,700
RBB Bancorp	65,883	1,726,135
Regional Management Corp.	56,100	3,223,506
Renasant Corp.	145,780	5,532,351
Republic Bancorp, Inc., Class A	48,642	2,472,959
Republic First Bancorp, Inc.*	130,000	483,600
Riverview Bancorp, Inc.	119,500	918,955
S&T Bancorp, Inc.	83,601	2,635,104
Safety Insurance Group, Inc.	39,445	3,354,008
Salisbury Bancorp, Inc.	2,183	115,437
Sandy Spring Bancorp, Inc.	86,900	4,178,152
SB Financial Group, Inc.	33,800	658,086

Industry Company	Shares	Value

Financials (continued)
Security National Financial Corp., Class A*	27,511	$253,101
Shore Bancshares, Inc.	88,736	1,850,146
Sierra Bancorp	53,000	1,438,950
SiriusPoint, Ltd.*	415,300	3,376,389
SmartFinancial, Inc.	56,500	1,545,840
Sound Financial Bancorp, Inc.	10,000	440,000
South Plains Financial, Inc.	50,000	1,390,500
Southern Missouri Bancorp, Inc.	11,000	573,870
Spirit of Texas Bancshares, Inc.	65,000	1,870,700
Stewart Information Services Corp.	88,314	7,041,275
StoneX Group, Inc.*	52,014	3,185,858
Summit Financial Group, Inc.	35,515	974,887
Summit State Bank	21,000	316,470
SuRo Capital Corp.+	96,463	1,249,200
SWK Holdings Corp.*	7,500	147,225
TCG BDC, Inc.	50,000	686,500
Territorial Bancorp, Inc.	30,000	757,500
Timberland Bancorp, Inc.	25,500	706,350
Tiptree, Inc.	135,200	1,869,816
TriCo Bancshares	75,900	3,260,664
TriState Capital Holdings, Inc.*	77,900	2,357,254
TrustCo Bank Corp. NY	36,680	1,221,811
Trustmark Corp.	145,500	4,722,930
United Bancorp, Inc.	17,000	283,220
United Bancshares, Inc.	1,000	30,500
United Bankshares, Inc.	20,243	734,416
United Fire Group, Inc.	93,300	2,163,627
Unity Bancorp, Inc.	43,867	1,151,509
Universal Insurance Holdings, Inc.	86,316	1,467,372
Univest Financial Corp.	74,079	2,216,444
Velocity Financial, Inc.*	35,000	479,500
Veritex Holdings, Inc.	102,380	4,072,676
Walker & Dunlop, Inc.	26,475	3,994,548
Washington Federal, Inc.	140,000	4,673,200
Western New England Bancorp, Inc.	95,000	832,200
Westwood Holdings Group, Inc.	4,952	83,887
World Acceptance Corp.*	20,100	4,933,143

		452,643,808

bridgewayfunds.com	13

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Health Care - 1.77%
American Shared Hospital Services*	8,500	$20,145
Brookdale Senior Living, Inc.*	561,000	2,894,760
CynergisTek, Inc.*	5,000	7,200
Five Star Senior Living, Inc.*	36,300	107,085
FONAR Corp.*	16,500	247,170
Great Elm Group, Inc.*	19,000	39,710
Magellan Health, Inc.*	26,700	2,536,233
National HealthCare Corp.	18,500	1,256,890
Owens & Minor, Inc.	138,500	6,024,750
Prestige Consumer Healthcare, Inc.*	40,000	2,426,000
SunLink Health Systems, Inc.*	3,500	5,390
Surgery Partners, Inc.*	44,041	2,352,230
Tivity Health, Inc.*	80,000	2,115,200
Triple-S Management Corp.*	78,550	2,802,664

		22,835,427

Industrials - 16.35%
Acacia Research Corp.*	196,000	1,005,480
ACCO Brands Corp.	275,300	2,273,978
Acme United Corp.	15,000	505,500
AeroCentury Corp.	4,300	256,710
Air Transport Services Group, Inc.*	105,000	3,084,900
Allegiant Travel Co.*	25,200	4,713,408
Apogee Enterprises, Inc.	19,400	934,110
ARC Document Solutions, Inc.	169,800	594,300
ArcBest Corp.	69,500	8,329,575
Art’s-Way Manufacturing Co., Inc.*	15,000	53,100
Atlas Air Worldwide Holdings, Inc.*	75,700	7,124,884
Avalon Holdings Corp., Class A*	15,000	54,150
BGSF, Inc.	18,000	258,300
Boise Cascade Co.	106,000	7,547,200
BrightView Holdings, Inc.*	257,800	3,629,824
Caesarstone, Ltd.	85,600	970,704
Chicago Rivet & Machine Co.	1,000	26,275
CIRCOR International, Inc.*	55,300	1,503,054
Civeo Corp.*	35,000	670,950
CompX International, Inc.	1,000	22,470
Concrete Pumping Holdings, Inc.*	130,000	1,066,000

Industry Company	Shares	Value

Industrials (continued)
Cornerstone Building Brands, Inc.*	284,500	$4,961,680
Costamare, Inc.	427,200	5,404,080
Covenant Logistics Group, Inc.*	55,700	1,472,151
DLH Holdings Corp.*	83,500	1,730,120
DXP Enterprises, Inc.*	54,000	1,386,180
Eagle Bulk Shipping, Inc.+	48,600	2,211,300
Eastern Co. (The)	19,601	493,161
EnPro Industries, Inc.	35,800	3,940,506
Genco Shipping & Trading, Ltd.	180,900	2,894,400
GMS, Inc.*	118,200	7,105,002
Granite Construction, Inc.	27,900	1,079,730
Greenbrier Cos., Inc. (The)	96,700	4,437,563
H&E Equipment Services, Inc.	30,900	1,367,943
Heidrick & Struggles International, Inc.	55,000	2,405,150
Herc Holdings, Inc.	66,400	10,394,920
Hub Group, Inc., Class A*	20,000	1,684,800
Hudson Technologies, Inc.*	18,200	80,808
Hurco Cos., Inc.	6,000	178,200
Huttig Building Products, Inc.*	10,400	115,128
Hyster-Yale Materials Handling, Inc.	34,600	1,422,060
Innovate Corp.*	335,125	1,239,962
Interface, Inc.	153,500	2,448,325
KAR Auction Services, Inc.*	275,000	4,295,500
Kelly Services, Inc., Class A	99,300	1,665,261
L B Foster Co., Class A*	35,700	490,875
Limbach Holdings, Inc.*	27,500	247,500
LS Starrett Co. (The), Class A*	5,000	46,750
LSI Industries, Inc.	104,900	719,614
Manitowoc Co., Inc. (The)*	100,000	1,859,000
Matthews International Corp., Class A	75,000	2,750,250
Maxar Technologies, Inc.	168,000	4,961,040
Mayville Engineering Co., Inc.*	3,110	46,370
Mesa Air Group, Inc.*	87,900	492,240
Miller Industries, Inc.	34,400	1,148,960
Mistras Group, Inc.*	98,500	731,855
MRC Global, Inc.*	253,800	1,746,144
MYR Group, Inc.*	46,020	5,087,511
NL Industries, Inc.	51,094	378,096
NN, Inc.*	126,000	516,600
Northwest Pipe Co.*	50,000	1,590,000

14	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
NOW, Inc.*	301,566	$ 2,575,374
Orion Group Holdings, Inc.*	173,222	653,047
P&F Industries, Inc., Class A*	696	4,246
PAM Transportation Services, Inc.*	57,610	4,090,886
Pangaea Logistics Solutions, Ltd.	149,100	563,598
Park-Ohio Holdings Corp.	52,515	1,111,743
Patriot Transportation Holding, Inc.	7,500	60,525
Performant Financial Corp.*	175,000	421,750
Perma-Pipe International Holdings, Inc.*	20,000	172,000
Powell Industries, Inc.	25,000	737,250
Preformed Line Products Co.	16,375	1,059,462
Primoris Services Corp.	192,100	4,606,558
Quad/Graphics, Inc.*	106,500	426,000
Quanex Building Products Corp.	75,000	1,858,500
Quest Resource Holding Corp.*	41,500	288,010
REV Group, Inc.	200,000	2,830,000
Rush Enterprises, Inc., Class A	112,900	6,281,756
Rush Enterprises, Inc., Class B	56,410	3,044,448
Safe Bulkers, Inc.*	427,100	1,610,167
SkyWest, Inc.*	115,000	4,519,500
Steelcase, Inc., Class A	350,000	4,102,000
Sterling Construction Co., Inc.*	100,000	2,630,000
Terex Corp.	61,000	2,680,950
Textainer Group Holdings, Ltd.	168,900	6,031,419
Titan Machinery, Inc.*	95,100	3,203,919
TrueBlue, Inc.*	93,350	2,582,994
Tutor Perini Corp.*	133,900	1,656,343
Ultralife Corp.*	37,400	225,896
Universal Logistics Holdings, Inc.	5,500	103,730
US Xpress Enterprises, Inc., Class A*	195,000	1,144,650
USA Truck, Inc.*	45,000	894,600
Vectrus, Inc.*	15,000	686,550
Veritiv Corp.*	53,500	6,557,495
Volt Information Sciences, Inc.*	14,200	41,322
Wabash National Corp.	148,900	2,906,528

Industry Company	Shares	Value

Industrials (continued)
WESCO International, Inc.*	42,500	$5,592,575
Willis Lease Finance Corp.*	35,400	1,332,810

		211,140,208

Information Technology - 3.99%
Alpha & Omega Semiconductor, Ltd.*	74,544	4,514,385
AstroNova, Inc.*	5,000	67,500
Aviat Networks, Inc.*	14,890	477,671
Bel Fuse, Inc., Class B	32,000	413,760
Benchmark Electronics, Inc.	99,000	2,682,900
BM Technologies, Inc.*+	14,096	129,824
Communications Systems, Inc.	20,000	48,000
Computer Task Group, Inc.*	50,000	498,500
Conduent, Inc.*	740,600	3,954,804
Daktronics, Inc.*	121,500	613,575
Eastman Kodak Co.*+	41,781	195,535
Ebix, Inc.+	55,000	1,672,000
Franklin Wireless Corp.*	32,000	139,840
Greenidge Generation Holdings, Inc.*	8,625	138,431
Information Services Group, Inc.	140,300	1,069,086
Kimball Electronics, Inc.*	87,600	1,906,176
NETGEAR, Inc.*+	65,000	1,898,650
NetScout Systems, Inc.*	147,400	4,875,992
NetSol Technologies, Inc.*	48,100	189,514
Photronics, Inc.*	206,050	3,884,042
Ribbon Communications, Inc.*	118,500	716,925
Richardson Electronics, Ltd.	30,000	405,600
Sanmina Corp.*	145,100	6,015,846
ScanSource, Inc.*	72,100	2,529,268
StarTek, Inc.*	232,000	1,211,040
Steel Connect, Inc.*	65,000	90,350
Super Micro Computer, Inc.*	5,425	238,429
Taitron Components, Inc., Class A	10,000	40,200
Trio-Tech International*	21,800	292,774
TTM Technologies, Inc.*	270,153	4,025,280
VirnetX Holding Corp.*+	145,000	377,000
Wayside Technology Group, Inc.	16,400	574,984
WidePoint Corp.*	19,000	74,670

bridgewayfunds.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Xperi Holding Corp.	296,800	$5,612,488

		51,575,039

Materials - 7.51%
Advanced Emissions
Solutions, Inc.*	42,075	278,536
AdvanSix, Inc.	70,000	3,307,500
AgroFresh Solutions, Inc.*	148,300	295,117
Allegheny Technologies, Inc.*	97,300	1,549,989
Alpha Metallurgical Resources, Inc.*	56,000	3,418,800
American Vanguard Corp.	125,000	2,048,750
Ampco-Pittsburgh Corp.*	68,200	341,000
Caledonia Mining Corp. PLC+	9,200	107,272
Carpenter Technology Corp.	140,000	4,086,600
Century Aluminum Co.*	300,000	4,968,000
Clearwater Paper Corp.*	57,000	2,090,190
Core Molding Technologies, Inc.*	30,000	255,300
Ecovyst, Inc.	376,850	3,858,944
Friedman Industries, Inc.	52,100	488,698
FutureFuel Corp.	47,800	365,192
Glatfelter Corp.	147,400	2,535,280
Haynes International, Inc.	30,410	1,226,435
Intrepid Potash, Inc.*	42,356	1,809,872
Kaiser Aluminum Corp.	38,600	3,626,084
Koppers Holdings, Inc.*	55,100	1,724,630
Kraton Corp.*	85,150	3,944,148
Mercer International, Inc.	276,150	3,311,039
Minerals Technologies, Inc.	28,400	2,077,460
Olympic Steel, Inc.	37,000	869,500
Ramaco Resources, Inc.*	91,400	1,243,040
Rayonier Advanced Materials, Inc.*	224,500	1,281,895
Resolute Forest Products, Inc.	251,500	3,840,405
Ryerson Holding Corp.	115,000	2,995,750
Schnitzer Steel Industries, Inc., Class A	92,800	4,818,176
SunCoke Energy, Inc.	334,700	2,205,673
Synalloy Corp.*	34,425	565,603
TimkenSteel Corp.*	173,700	2,866,050
Trecora Resources*	72,600	586,608
Tredegar Corp.	106,700	1,261,194
Trinseo PLC	114,500	6,006,670
Tronox Holdings PLC, Class A	362,185	8,703,306

Industry Company		Shares	Value

Materials (continued)
United States Steel Corp.+		190,000	$4,523,900
Universal Stainless & Alloy Products, Inc.*		24,950	196,855
Valhi, Inc.		25,484	732,665
Verso Corp., Class A		101,800	2,750,636
Warrior Met Coal, Inc.		146,992	3,779,164

			96,941,926

Real Estate - 0.93%
AMREP Corp.*		22,000	334,400
Newmark Group, Inc., Class A		295,000	5,516,500
Realogy Holdings Corp.*		370,600	6,229,786

			12,080,686

TOTAL COMMON STOCKS - 99.72%			1,287,552,207

(Cost $802,963,489)

PREFERRED STOCK - 0.00%
Air T Funding, 8.00%***		221	5,282

TOTAL PREFERRED STOCK - 0.00%			5,282

(Cost $4,597)

RIGHTS - 0.01%
Pan American Silver Corp., CVR*		150,000	116,805

TOTAL RIGHTS - 0.01%			116,805

(Cost $34,500)

WARRANTS - 0.00%
Nabors Industries, Ltd., expiring 06/11/26*		7,920	29,542

TOTAL WARRANTS - 0.00%			29,542

(Cost $ – )
Rate^		Shares	Value

MONEY MARKET FUND - 0.15%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	1,890,405	1,890,405

TOTAL MONEY MARKET FUND - 0.15%			1,890,405

(Cost $1,890,405)

16	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.29%

Fidelity Investments Money Market Government Portfolio Class I**	0.01%	16,605,570	$16,605,570

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.29%			16,605,570

(Cost $16,605,570)

TOTAL INVESTMENTS - 101.17%			$1,306,199,811
(Cost $821,498,561)
Liabilities in Excess of Other Assets - (1.17%)			(15,067,887)

NET ASSETS - 100.00%			$1,291,131,924

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2021.
***	Security is perpetual and has no stated maturity date.
^	Rate disclosed as of December 31, 2021.
+

This security or a portion of the security is out on loan at December 31, 2021. Total loaned securities had a value of $37,955,801, which included loaned securities with a value of $180,486 that have been sold and are pending settlement as of December 31, 2021. The total market value of loaned securities excluding these pending sales is $37,775,315. See Note 2 for disclosure of cash and non-cash collateral.

CVR - Contingent Value Right

LLC - Limited Liability Company

PLC - Public Limited Company

bridgewayfunds.com	17

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2021

(See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks
Financials	$452,610,688	$33,120	$–	$452,643,808
Other Industries (a)	834,908,399	–	–	834,908,399

Total Common Stocks	1,287,519,087	33,120	–	1,287,552,207
Preferred Stock	–	5,282	–	5,282
Rights	116,805	–	–	116,805
Warrants	29,542	–	–	29,542
Money Market Fund	–	1,890,405	–	1,890,405
Investments Purchased With Cash Proceeds From Securities Lending	–	16,605,570	–	16,605,570

TOTAL	$1,287,665,434	$18,534,377	$–	$ 1,306,199,811

(a) - Please	refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
Rights

Balance as of 06/30/2021	$0
Purchases	–
Sales	(11,767)
Return of Capital	–
Realized Gain/(Loss)	1,548
Change in unrealized Appreciation/(Depreciation)	10,219
Transfers in	–
Transfers out	–

Balance as of 12/31/2021	$0

Net change in unrealized Appreciation/(Depreciation) from investments held as of 12/31/2021	$–

See Notes to Financial Statements.

18	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2021

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2021, our Fund returned +5.69%, outperforming our primary market benchmark, the Russell 2000 Value Index (+4.36%). It was a good quarter.

For the calendar year, our Fund returned 46.62%, significantly outperforming the Russell 2000 Value Index (+28.27%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2021

			Annualized
						Since Inception
	Quarter	6 Months	1 Year	5 Years	10 Years	(12/31/10)

Omni Tax-Managed Small-Cap Value Fund	5.69%	5.28%	46.62%	7.80%	12.00%	10.29%
Russell 2000 Value Index	4.36%	1.24%	28.27%	9.07%	12.03%	10.31%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgewayfunds.com	19

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception December 31, 2010 to December 31, 2021

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2021, we held 661 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s tilt toward deeper value stocks across multiple valuation metrics contributed strongly to relative performance during the period. However, the Fund’s tilt toward smaller stocks in the small-cap value universe detracted from relative returns, as the benchmark’s smallest stocks underperformed their larger counterparts during the quarter.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to REITs and Utilities stocks detracted from relative results, as both REITs and Utilities stocks outperformed the overall benchmark during the quarter.

Detailed Explanation of Calendar Year Performance

The Fund’s tilt toward deeper value stocks across multiple valuation metrics boosted relative results during a year in which value was strongly in favor. The Fund’s tilt toward smaller stocks in the small-cap value universe also helped relative results during the 12-month period as smaller stocks significantly outperformed their larger counterparts.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) and Utilities stocks. A lack of exposure to Utilities stocks boosted relative results, while a lack of exposure to REITs detracted from the Fund’s relative returns.

20	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2021

Rank	Description	Industry	% of Net Assets
1	Antero Resources Corp.	Energy	1.1%
2	Dillard’s, Inc., Class A	Consumer Discretionary	0.8%
3	Signet Jewelers, Ltd.	Consumer Discretionary	0.8%
4	Herc Holdings, Inc.	Industrials	0.8%
5	Century Communities, Inc.	Consumer Discretionary	0.7%
6	Murphy Oil Corp.	Energy	0.7%
7	Navient Corp.	Financials	0.6%
8	United Natural Foods, Inc.	Consumer Staples	0.6%
9	Tronox Holdings PLC, Class A	Materials	0.6%
10	Boise Cascade Co.	Industrials	0.6%
	Total		7.3%

Industry Sector Representation as of December 31, 2021

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	3.7%	3.6%	0.1%
Consumer Discretionary	14.2%	8.0%	6.2%
Consumer Staples	3.5%	3.0%	0.5%
Energy	13.2%	6.4%	6.8%
Financials	34.4%	26.5%	7.9%
Health Care	2.3%	10.4%	-8.1%
Industrials	15.9%	15.2%	0.7%
Information Technology	4.4%	5.7%	-1.3%
Materials	7.3%	4.6%	2.7%
Real Estate	0.6%	11.6%	-11.0%
Utilities	0.0%	5.0%	-5.0%
Cash & Other Assets	0.5%	0.0%	0.5%
Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, December 31, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

bridgewayfunds.com	21

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

22	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

COMMON STOCKS - 99.50%
Communication Services - 3.66%
AMC Networks, Inc., Class A*	97,636	$3,362,584
ATN International, Inc.	22,000	878,900
Beasley Broadcast Group, Inc., Class A*	65,000	122,850
Consolidated Communications Holdings, Inc.*	154,800	1,157,904
Cumulus Media, Inc., Class A*	63,200	711,000
DallasNews Corp.	6,614	47,555
DHI Group, Inc.*	98,500	614,640
EchoStar Corp., Class A*	138,300	3,644,205
Entercom Communications Corp.*	256,680	659,667
Entravision Communications Corp., Class A	162,300	1,100,394
EW Scripps Co. (The), Class A	188,100	3,639,735
Fluent, Inc.*	170,000	338,300
Gray Television, Inc.	203,000	4,092,480
iHeartMedia, Inc., Class A*	75,000	1,578,000
Lions Gate Entertainment Corp., Class A*	115,000	1,913,600
Lions Gate Entertainment Corp., Class B*	100,000	1,539,000
Saga Communications, Inc., Class A	13,100	314,531
Scholastic Corp.	59,600	2,381,616
SPAR Group, Inc.*	44,000	54,120
Spok Holdings, Inc.	10,000	93,300
Telephone & Data Systems, Inc.	184,200	3,711,630
Townsquare Media, Inc., Class A*	40,700	542,531
TrueCar, Inc.*	150,000	510,000
Urban One, Inc.*	105,000	355,950

		33,364,492

Consumer Discretionary - 14.19%
Aaron’s Co., Inc. (The)	20,000	493,000
Abercrombie & Fitch Co., Class A*	120,600	4,200,498
Adient PLC*	85,000	4,069,800
Adtalem Global Education, Inc.*	60,000	1,773,600
AMCON Distributing Co.	1,650	329,192
American Axle & Manufacturing Holdings, Inc.*	241,750	2,255,527

Industry Company	Shares	Value

Consumer Discretionary (continued)
American Outdoor Brands, Inc.*	16,000	$318,880
American Public Education, Inc.*	22,700	505,075
Ark Restaurants Corp.*	8,500	141,525
Asbury Automotive Group, Inc.*	16,000	2,763,680
Bassett Furniture Industries, Inc.	20,659	346,451
Beazer Homes USA, Inc.*	56,500	1,311,930
Bed Bath & Beyond, Inc.*+	127,500	1,858,950
Big 5 Sporting Goods Corp.+	47,200	897,272
Big Lots, Inc.+	59,000	2,657,950
Biglari Holdings, Inc., Class B*	6,700	955,219
BJ’s Restaurants, Inc.*	28,000	967,400
Bluegreen Vacations Holding Corp.*	47,328	1,661,213
Build-A-Bear Workshop, Inc.	40,000	780,800
Carrols Restaurant Group, Inc.	155,900	461,464
Cato Corp. (The), Class A	63,000	1,081,080
Century Casinos, Inc.*	52,700	641,886
Century Communities, Inc.	75,000	6,134,250
China Automotive Systems, Inc.*	45,550	122,074
Chuy’s Holdings, Inc.*	25,000	753,000
Citi Trends, Inc.*	21,020	1,991,645
Conn’s, Inc.*	71,600	1,684,032
Container Store Group, Inc. (The)*	123,550	1,233,029
Cooper-Standard Holdings, Inc.*	9,500	212,895
Crown Crafts, Inc.	30,050	218,464
Culp, Inc.	16,000	152,160
Del Taco Restaurants, Inc.	62,000	771,900
Delta Apparel, Inc.*	23,700	704,838
Dillard’s, Inc., Class A+	31,200	7,644,624
Dixie Group, Inc. (The)*	33,550	192,241
Ethan Allen Interiors, Inc.	43,600	1,146,244
Ever-Glory International Group, Inc.*	31,500	77,805
Express, Inc.*	63,500	195,580
Fiesta Restaurant Group, Inc.*	45,500	500,955
Flanigan’s Enterprises, Inc.*	2,500	77,177
Flexsteel Industries, Inc.	8,500	228,310
Fossil Group, Inc.*	79,800	821,142
Full House Resorts, Inc.*	70,000	847,700
Genesco, Inc.*	29,600	1,899,432

bridgewayfunds.com	23

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
G-III Apparel Group, Ltd.*	96,200	$2,658,968
Golden Entertainment, Inc.*	47,000	2,374,910
Good Times Restaurants, Inc.*	4,300	18,662
Goodyear Tire & Rubber Co. (The)*	35,303	752,660
Group 1 Automotive, Inc.+	18,250	3,562,765
Guess?, Inc.	103,000	2,439,040
Haverty Furniture Cos., Inc.	44,659	1,365,226
Hibbett, Inc.	31,500	2,265,795
Hooker Furnishings Corp.	15,900	370,152
Lakeland Industries, Inc.*	19,250	417,725
Lands’ End, Inc.*	64,900	1,273,987
La-Z-Boy, Inc.	60,000	2,178,600
Lazydays Holdings, Inc.*+	33,408	719,608
Lifetime Brands, Inc.	57,449	917,461
Lincoln Educational Services Corp.*	50,000	373,500
Live Ventures, Inc.*+	3,200	100,896
Lumber Liquidators Holdings, Inc.*	54,500	930,315
M/I Homes, Inc.*	54,300	3,376,374
MarineMax, Inc.*	44,900	2,650,896
Modine Manufacturing Co.*	161,900	1,633,571
Motorcar Parts of America, Inc.*	35,000	597,450
Movado Group, Inc.	39,100	1,635,553
ODP Corp. (The)*	85,390	3,354,119
Perdoceo Education Corp.*	85,200	1,001,952
Rocky Brands, Inc.	18,850	750,230
Shoe Carnival, Inc.	61,200	2,391,696
Signet Jewelers, Ltd.	81,000	7,049,430
Sonic Automotive, Inc., Class A	67,000	3,313,150
Sportsman’s Warehouse Holdings, Inc.*	44,400	523,920
Strattec Security Corp.*	17,300	640,446
Superior Group of Cos., Inc.	38,500	844,690
Tandy Leather Factory, Inc.*	14,700	75,705
Tenneco, Inc., Class A*	113,700	1,284,810
Tilly’s, Inc., Class A	36,900	594,459
TravelCenters of America, Inc.*	40,730	2,102,483
Tri Pointe Homes, Inc.*	160,000	4,462,400
Unifi, Inc.*	45,000	1,041,750
Unique Fabricating, Inc.*	14,500	28,420
Universal Technical Institute, Inc.*	68,100	532,542
Vera Bradley, Inc.*	80,350	683,778
Vince Holding Corp.*+	15,000	119,475
Vista Outdoor, Inc.*	106,000	4,883,420

Industry Company	Shares	Value

Consumer Discretionary (continued)
VOXX International Corp.*	52,164	$530,508
Weyco Group, Inc.	17,500	418,950
Xcel Brands, Inc.*	20,000	21,800
Zovio, Inc.*	79,000	100,330
Zumiez, Inc.*	37,800	1,814,022

		129,260,488

Consumer Staples - 3.48%
Alico, Inc.	13,100	485,093
Andersons, Inc. (The)	75,116	2,907,740
Central Garden & Pet Co., Class A*	21,200	1,014,420
Coffee Holding Co., Inc.*	10,000	43,500
Edgewell Personal Care Co.+	100,000	4,571,000
Fresh Del Monte Produce, Inc.	109,000	3,008,400
Hostess Brands, Inc.*	37,600	767,792
Ingles Markets, Inc., Class A	44,250	3,820,545
Lifeway Foods, Inc.*	2,000	9,440
Natural Alternatives International, Inc.*	16,800	212,352
Natural Grocers by Vitamin Cottage, Inc.	46,100	656,925
Oil-Dri Corp. of America	11,242	367,951
Rite Aid Corp.*+	147,500	2,166,775
Seneca Foods Corp., Class A*	25,450	1,220,328
SpartanNash Co.+	63,982	1,648,176
United Natural Foods, Inc.*	117,000	5,742,360
Weis Markets, Inc.	46,100	3,037,068
Willamette Valley Vineyards, Inc.*	3,000	26,040

		31,705,905

Energy - 13.18%
Adams Resources &
Energy, Inc.	10,600	294,786
Alto Ingredients, Inc.*	115,000	553,150
Antero Resources Corp.*	585,000	10,237,500
Arch Resources, Inc.	6,000	547,920
Archrock, Inc.	297,700	2,226,796
Ardmore Shipping Corp.*	47,700	161,226
Berry Corp.	193,242	1,627,098
Bristow Group, Inc.*	70,500	2,232,735
Centennial Resource Development, Inc., Class A*	684,100	4,090,918
Civitas Resources, Inc.+	66,800	3,271,196

24	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Comstock Resources, Inc.*+	370,000	$2,993,300
CONSOL Energy, Inc.*	77,200	1,753,212
CVR Energy, Inc.	98,000	1,647,380
Dawson Geophysical Co.*	101,600	235,204
Delek US Holdings, Inc.*	150,500	2,255,995
DHT Holdings, Inc.	407,900	2,117,001
Dorian LPG, Ltd.	123,029	1,561,238
Earthstone Energy, Inc., Class A*	147,055	1,608,782
Epsilon Energy, Ltd.*	60,000	340,200
Exterran Corp.*	8,000	23,840
Forum Energy Technologies, Inc.*	7,000	112,350
Frontline, Ltd.*+	405,000	2,863,350
Geospace Technologies Corp.*	100,600	676,032
Golar LNG, Ltd.*	216,390	2,681,072
Green Plains, Inc.*+	76,450	2,657,402
Hallador Energy Co.*	78,900	194,094
Helix Energy Solutions Group, Inc.*	355,000	1,107,600
International Seaways, Inc.	65,993	968,777
Liberty Oilfield Services, Inc., Class A*	195,000	1,891,500
Murphy Oil Corp.	230,000	6,005,300
Nabors Industries, Ltd.*	24,000	1,946,160
NACCO Industries, Inc., Class A	16,450	596,970
National Energy Services Reunited Corp.*+	185,200	1,750,140
Natural Gas Services Group, Inc.*	61,800	647,046
Navigator Holdings, Ltd.*	59,100	524,217
Newpark Resources, Inc.*	265,000	779,100
Nine Energy Service, Inc.*+	65,000	65,000
Nordic American Tankers, Ltd.+	168,800	285,272
Oil States International, Inc.*	146,000	725,620
Overseas Shipholding Group, Inc., Class A*	215,916	405,922
Par Pacific Holdings, Inc.*	48,800	804,712
Patterson-UTI Energy, Inc.	335,000	2,830,750
PBF Energy, Inc., Class A*	299,400	3,883,218
PDC Energy, Inc.	71,200	3,473,136
PHX Minerals, Inc.	9,350	20,290
ProPetro Holding Corp.*	247,310	2,003,211
Range Resources Corp.*	250,000	4,457,500
Ranger Energy Services, Inc.*	23,500	241,345

Industry Company	Shares	Value

Energy (continued)
Renewable Energy Group, Inc.*	43,719	$1,855,434
REX American Resources Corp.*	7,850	753,600
Ring Energy, Inc.*+	363,000	827,640
RPC, Inc.*	232,000	1,053,280
SandRidge Energy, Inc.*	103,000	1,077,380
Scorpio Tankers, Inc.+	136,690	1,750,999
SEACOR Marine Holdings, Inc.*	3,000	10,200
Select Energy Services, Inc., Class A*	149,000	928,270
SFL Corp., Ltd.	286,000	2,330,900
SilverBow Resources, Inc.*	37,000	805,490
SM Energy Co.	175,000	5,159,000
Smart Sand, Inc.*	145,400	258,812
Solaris Oilfield Infrastructure, Inc., Class A	65,000	425,750
Talos Energy, Inc.*	182,100	1,784,580
Teekay Corp.*	170,000	533,800
Teekay Tankers, Ltd., Class A*+	50,000	545,000
Transocean, Ltd.*	931,300	2,570,388
US Silica Holdings, Inc.*	174,500	1,640,300
VAALCO Energy, Inc.*	159,900	513,279
Weatherford International PLC*	148,000	4,102,560
Whiting Petroleum Corp.*	56,500	3,654,420
World Fuel Services Corp.	118,156	3,127,589

		120,085,234

Financials - 34.43%
1st Constitution Bancorp	12,250	314,702
1st Source Corp.	43,800	2,172,480
ACNB Corp.	6,600	206,448
Alerus Financial Corp.	22,200	650,016
Allegiance Bancshares, Inc.	31,131	1,314,040
Amalgamated Financial Corp.	54,600	915,642
A-Mark Precious Metals, Inc.	11,500	702,650
Amerant Bancorp, Inc.	52,850	1,825,967
American National Bankshares, Inc.	13,500	508,680
AmeriServ Financial, Inc.	66,000	254,760
Ames National Corp.	8,000	195,920
Argo Group International Holdings, Ltd.	65,594	3,811,667
Associated Capital Group, Inc., Class A	24,327	1,046,061

bridgewayfunds.com	25

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Atlantic Capital Bancshares, Inc.*	36,133	$1,039,546
Axos Financial, Inc.*	94,000	5,255,540
Banc of California, Inc.	124,150	2,435,823
Banco Latinoamericano de Comercio Exterior SA, Class E	70,188	1,165,121
Bank of Marin Bancorp	9,340	347,728
Bank of NT Butterfield & Son, Ltd. (The)	82,500	3,144,075
Bank of Princeton (The)	22,500	659,925
Bank of the James Financial Group, Inc.	4,000	61,680
Bank7 Corp.	23,100	531,300
BankFinancial Corp.	29,000	309,430
Bankwell Financial Group, Inc.	10,000	328,400
Banner Corp.	62,000	3,761,540
Bar Harbor Bankshares	30,541	883,551
BayCom Corp.*	15,300	287,028
BCB Bancorp, Inc.	50,900	785,387
Berkshire Hills Bancorp, Inc.	88,810	2,524,868
Brookline Bancorp, Inc.	108,500	1,756,615
Bryn Mawr Bank Corp.	30,000	1,350,300
Business First Bancshares, Inc.	30,000	849,300
Byline Bancorp, Inc.	81,200	2,220,820
C&F Financial Corp.	6,800	348,092
Cadence Bank	88,100	2,624,499
Camden National Corp.	27,700	1,334,032
Capital Bancorp, Inc.	26,500	694,300
Capital City Bank Group, Inc.	21,000	554,400
Capstar Financial Holdings, Inc.	35,000	736,050
CB Financial Services, Inc.+	9,700	233,770
Central Pacific Financial Corp.	30,000	845,100
Central Valley Community Bancorp	26,900	558,713
Chemung Financial Corp.	11,593	530,728
Citizens Community Bancorp, Inc.	37,000	509,490
Citizens Holding Co.	3,400	63,750
Citizens, Inc.*+	94,500	501,795
Civista Bancshares, Inc.	24,821	605,632
CNB Financial Corp.	14,500	384,250
Codorus Valley Bancorp, Inc.	22,971	496,174
Cohen & Co., Inc.+	4,500	66,645

Industry Company	Shares	Value

Financials (continued)
Community Financial Corp. (The)	5,840	$229,570
Community Trust Bancorp, Inc.	36,300	1,583,043
Community West Bancshares	28,821	383,319
ConnectOne Bancorp, Inc.	71,854	2,350,344
Consumer Portfolio Services, Inc.*	79,600	943,260
Cowen, Inc., Class A	61,300	2,212,930
Crawford & Co., Class A	42,900	321,321
CrossFirst Bankshares, Inc.*	77,200	1,205,092
Curo Group Holdings Corp.	40,000	640,400
Customers Bancorp, Inc.*	82,900	5,419,173
Dime Community Bancshares, Inc.	55,920	1,966,147
Donegal Group, Inc., Class A	60,100	858,829
Donnelley Financial Solutions, Inc.*	48,900	2,305,146
Eagle Bancorp Montana, Inc.	15,200	349,296
Eagle Bancorp, Inc.	37,500	2,187,750
Elevate Credit, Inc.*	82,600	245,322
Emclaire Financial Corp.	700	19,320
Employers Holdings, Inc.	60,300	2,495,214
Encore Capital Group, Inc.*+	60,100	3,732,811
Enova International, Inc.*	69,900	2,863,104
Enterprise Bancorp, Inc.	14,275	641,233
Enterprise Financial Services Corp.	41,436	1,951,221
Equity Bancshares, Inc., Class A	41,300	1,401,309
Esquire Financial Holdings, Inc.*	11,500	363,630
ESSA Bancorp, Inc.	22,300	386,459
Evans Bancorp, Inc.	9,000	362,700
EZCORP, Inc., Class A*	125,700	926,409
Farmers National Banc Corp.	62,500	1,159,375
Federal Agricultural Mortgage Corp., Class C	17,600	2,181,168
FedNat Holding Co.*	25,200	35,532
FG Financial Group, Inc.*+	10,000	37,000
Financial Institutions, Inc.	46,300	1,472,340
First BanCorp Puerto Rico	332,000	4,574,960
First Bancorp, Inc. (The)	5,000	157,000
First Bancorp/Southern Pines NC	14,668	670,621

26	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
First Bancshares, Inc. (The)	17,100	$660,402
First Bank	42,622	618,445
First Busey Corp.	104,500	2,834,040
First Business Financial Services, Inc.	18,400	536,728
First Commonwealth Financial Corp.	145,000	2,333,050
First Community Bankshares, Inc.	22,000	735,240
First Financial Bancorp	150,000	3,657,000
First Financial Corp.	17,495	792,349
First Financial Northwest, Inc.	20,700	334,719
First Guaranty Bancshares, Inc.	14,713	299,851
First Internet Bancorp	21,200	997,248
First Merchants Corp.	67,900	2,844,331
First Mid Bancshares, Inc.	22,000	941,380
First Midwest Bancorp, Inc.	145,000	2,969,600
First National Corp.	9,500	217,075
First Northwest Bancorp	19,100	386,393
First of Long Island Corp. (The)	31,000	669,290
First United Corp.	10,825	204,268
First US Bancshares, Inc.	5,000	52,900
First Western Financial, Inc.*	6,000	182,160
Flushing Financial Corp.	65,141	1,582,926
FNCB Bancorp, Inc.	28,600	260,546
Franklin Financial Services Corp.	6,000	198,000
FS Bancorp, Inc.	1,500	50,445
FVCBankcorp, Inc.*	14,200	281,302
Genworth Financial, Inc., Class A*	915,000	3,705,750
Global Indemnity Group,
LLC, Class A	26,843	674,565
Great Elm Capital Corp.	867	2,670
Great Southern Bancorp, Inc.	22,300	1,321,275
Great Western Bancorp, Inc.	85,804	2,913,904
Guaranty Bancshares, Inc.	8,800	330,704
Guaranty Federal Bancshares, Inc.	500	15,970
Hallmark Financial Services, Inc.*	27,000	117,450
Hanmi Financial Corp.	54,000	1,278,720
HarborOne Bancorp, Inc.	89,000	1,320,760
Hawthorn Bancshares, Inc.	14,037	362,576

Industry Company	Shares	Value

Financials (continued)
HCI Group, Inc.	11,500	$960,710
Heartland Financial USA, Inc.	68,350	3,459,194
Hennessy Advisors, Inc.+	6,000	65,160
Heritage Commerce Corp.	75,000	895,500
Heritage Financial Corp.	53,600	1,309,984
Heritage Insurance Holdings, Inc.	48,500	285,180
HMN Financial, Inc.*	2,000	48,760
Home Bancorp, Inc.	21,097	875,736
HomeStreet, Inc.	46,500	2,418,000
Hope Bancorp, Inc.	271,500	3,993,765
Horace Mann Educators Corp.	61,550	2,381,985
Horizon Bancorp, Inc.	122,342	2,550,831
Howard Bancorp, Inc.*	50,800	1,106,932
Impac Mortgage Holdings, Inc.*	3,000	3,330
Independence Holding Co.	2,000	113,360
Independent Bank Corp.	43,250	1,190,942
Independent Bank Group, Inc.	35,350	2,550,503
Investar Holding Corp.	29,000	533,890
Investors Title Co.	2,500	492,875
James River Group Holdings, Ltd.	54,300	1,564,383
Kingstone Cos., Inc.	24,000	120,000
Lakeland Bancorp, Inc.	79,740	1,514,263
Landmark Bancorp, Inc.	2,812	80,139
LCNB Corp.	25,200	492,156
LendingClub Corp.*	96,600	2,335,788
Level One Bancorp, Inc.	10,000	394,400
Limestone Bancorp, Inc.*	23,300	434,545
Logan Ridge Finance Corp.*	7,950	182,771
Luther Burbank Corp.	98,900	1,388,556
Macatawa Bank Corp.	9,000	79,380
MainStreet Bancshares, Inc.*	4,040	99,344
Malvern Bancorp, Inc.*	8,700	136,329
Manning & Napier, Inc.	116,000	963,960
Marlin Business Services Corp.	21,875	509,250
Mercantile Bank Corp.	26,500	928,295
Merchants Bancorp	37,526	1,776,106
Meridian Corp.	10,500	386,085
Meta Financial Group, Inc.	68,434	4,082,772
Metrocity Bankshares, Inc.	19,409	534,330
Metropolitan Bank Holding Corp.*	16,700	1,779,051
Mid Penn Bancorp, Inc.	13,500	428,490
Middlefield Banc Corp.	13,300	330,106

bridgewayfunds.com	27

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Midland States Bancorp, Inc.	56,617	$1,403,535
MidWestOne Financial Group, Inc.	24,100	780,117
Mr Cooper Group, Inc.*	131,203	5,459,357
MVB Financial Corp.	22,600	938,352
National Western Life Group, Inc., Class A	6,150	1,318,806
Navient Corp.	277,000	5,877,940
NI Holdings, Inc.*	28,000	529,480
Nicholas Financial, Inc.*	19,400	228,726
Nicolet Bankshares, Inc.*	22,097	1,894,818
NMI Holdings, Inc., Class A*	190,000	4,151,500
Northfield Bancorp, Inc.	75,000	1,212,000
Northrim BanCorp, Inc.	9,573	416,043
Northwest Bancshares, Inc.	100,000	1,416,000
Oak Valley Bancorp	26,720	464,928
OceanFirst Financial Corp.	129,996	2,885,911
Ocwen Financial Corp.*	20,320	812,190
OFG Bancorp	91,000	2,416,960
Ohio Valley Banc Corp.	6,000	174,300
Old Point Financial Corp.	5,100	116,178
Old Second Bancorp, Inc.	41,500	522,485
OP Bancorp	28,000	357,280
Oportun Financial Corp.*	62,000	1,255,500
Oppenheimer Holdings, Inc., Class A	29,319	1,359,522
Orrstown Financial Services, Inc.	13,500	340,200
Pacific Premier Bancorp, Inc.	124,800	4,995,744
Parke Bancorp, Inc.	32,059	682,216
Patriot National Bancorp, Inc.*	6,500	101,075
PCB Bancorp	36,300	797,148
Peapack-Gladstone Financial Corp.	29,868	1,057,327
Penns Woods Bancorp, Inc.	14,200	334,694
Peoples Bancorp of North Carolina, Inc.	12,880	355,359
Peoples Bancorp, Inc.	55,309	1,759,379
Peoples Financial Services Corp.	11,700	616,473
Piper Sandler Cos.	21,800	3,891,518
Plumas Bancorp	2,000	67,580
PRA Group, Inc.*	56,000	2,811,760
Preferred Bank/Los Angeles CA	19,400	1,392,726
Primis Financial Corp.	43,600	655,744

Industry Company	Shares	Value

Financials (continued)
ProAssurance Corp.	103,100	$2,608,430
Provident Bancorp, Inc.	28,000	520,800
Provident Financial Holdings, Inc.	44,710	739,951
Provident Financial Services, Inc.	112,625	2,727,778
Prudential Bancorp, Inc.	957	12,996
QCR Holdings, Inc.	27,600	1,545,600
Randolph Bancorp, Inc.	2,500	59,700
RBB Bancorp	46,500	1,218,300
Regional Management Corp.	29,100	1,672,086
Renasant Corp.	90,000	3,415,500
Republic Bancorp, Inc., Class A	31,200	1,586,208
Republic First Bancorp, Inc.*	140,000	520,800
Riverview Bancorp, Inc.	62,478	480,456
S&T Bancorp, Inc.	65,699	2,070,832
Safety Insurance Group, Inc.	24,472	2,080,854
Salisbury Bancorp, Inc.	1,683	88,997
Sandy Spring Bancorp, Inc.	40,700	1,956,856
SB Financial Group, Inc.	25,218	490,994
Security National Financial Corp., Class A*	17,885	164,542
Shore Bancshares, Inc.	36,421	759,378
Sierra Bancorp	27,000	733,050
SiriusPoint, Ltd.*	279,000	2,268,270
SmartFinancial, Inc.	40,500	1,108,080
Sound Financial Bancorp, Inc.	10,200	448,800
South Plains Financial, Inc.	35,000	973,350
Southern Missouri Bancorp, Inc.	14,300	746,031
Spirit of Texas Bancshares, Inc.	38,100	1,096,518
Stewart Information Services Corp.	59,700	4,759,881
StoneX Group, Inc.*	41,200	2,523,500
Summit Financial Group, Inc.	19,100	524,295
Summit State Bank	17,875	269,376
SuRo Capital Corp.+	36,296	470,037
SWK Holdings Corp.*	9,000	176,670
Territorial Bancorp, Inc.	15,000	378,750
Timberland Bancorp, Inc.	7,125	197,363
Tiptree, Inc.	81,700	1,129,911
TriCo Bancshares	47,000	2,019,120
TriState Capital Holdings, Inc.*	45,000	1,361,700

28	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
TrustCo Bank Corp. NY	17,400	$579,594
Trustmark Corp.	120,700	3,917,922
United Bancorp, Inc.	10,000	166,600
United Bankshares, Inc.	7,932	287,773
United Fire Group, Inc.	64,500	1,495,755
Unity Bancorp, Inc.	28,700	753,375
Universal Insurance Holdings, Inc.	48,895	831,215
Univest Financial Corp.	64,400	1,926,848
Velocity Financial, Inc.*	37,300	511,010
Veritex Holdings, Inc.	93,000	3,699,540
Virginia National
Bankshares Corp.	1,687	62,419
Walker & Dunlop, Inc.	32,775	4,945,092
Washington Federal, Inc.	95,000	3,171,100
Waterstone Financial, Inc.	15,000	327,900
Western New England Bancorp, Inc.	51,465	450,833
Westwood Holdings Group, Inc.	14,000	237,160
World Acceptance Corp.*+	10,900	2,675,187

		313,593,900

Health Care - 2.30%
American Shared Hospital Services*	8,500	20,145
Brookdale Senior Living, Inc.*	285,500	1,473,180
CynergisTek, Inc.*	40,000	57,600
Five Star Senior Living, Inc.*	103,500	305,325
FONAR Corp.*	8,400	125,832
Great Elm Group, Inc.*	10,000	20,900
Lannett Co., Inc.*+	35,400	57,348
Magellan Health, Inc.*	31,200	2,963,688
MEDNAX, Inc.*	32,500	884,325
National HealthCare Corp.	24,500	1,664,530
Opiant Pharmaceuticals, Inc.*	5,100	171,513
Owens & Minor, Inc.	110,000	4,785,000
Prestige Consumer Healthcare, Inc.*	40,000	2,426,000
SunLink Health Systems, Inc.*	3,500	5,390
Surgery Partners, Inc.*	81,100	4,331,551
Triple-S Management
Corp.*	44,967	1,604,423

		20,896,750

Industrials - 15.96%
Acacia Research Corp.*	104,500	536,085

Industry Company	Shares	Value

Industrials (continued)
ACCO Brands Corp.	194,800	$1,609,048
Acme United Corp.	9,300	313,410
AeroCentury Corp.+	4,300	256,710
Air Transport Services Group, Inc.*	68,300	2,006,654
Allegiant Travel Co.*	16,900	3,160,976
Apogee Enterprises, Inc.	37,000	1,781,550
ARC Document Solutions, Inc.	156,700	548,450
ArcBest Corp.	45,400	5,441,190
Art’s-Way Manufacturing Co., Inc.*	15,000	53,100
Atlas Air Worldwide Holdings, Inc.*	49,400	4,649,528
BGSF, Inc.	9,600	137,760
Boise Cascade Co.	76,900	5,475,280
BrightView Holdings, Inc.*	191,000	2,689,280
Caesarstone, Ltd.	71,400	809,676
Chicago Rivet & Machine Co.	1,000	26,275
Civeo Corp.*	25,714	492,937
CompX International, Inc.	1,500	33,705
Concrete Pumping Holdings, Inc.*	66,000	541,200
Cornerstone Building Brands, Inc.*	175,000	3,052,000
Costamare, Inc.	292,100	3,695,065
Covenant Logistics Group, Inc.*	68,850	1,819,706
DLH Holdings Corp.*	52,500	1,087,800
DXP Enterprises, Inc.*	25,000	641,750
Eagle Bulk Shipping, Inc.	34,400	1,565,200
Eastern Co. (The)	12,404	312,085
EnPro Industries, Inc.	30,600	3,368,142
Genco Shipping & Trading, Ltd.	97,300	1,556,800
GMS, Inc.*	74,000	4,448,140
Granite Construction, Inc.	21,000	812,700
Greenbrier Cos., Inc. (The)	62,400	2,863,536
H&E Equipment Services, Inc.	42,000	1,859,340
Heidrick & Struggles International, Inc.	35,000	1,530,550
Herc Holdings, Inc.	44,000	6,888,200
Hub Group, Inc., Class A*	12,500	1,053,000
Hudson Technologies, Inc.*	63,300	281,052
Hurco Cos., Inc.	3,000	89,100
Huttig Building Products, Inc.*	21,900	242,433
Hyster-Yale Materials Handling, Inc.	30,000	1,233,000
Innovate Corp.*	205,774	761,364

bridgewayfunds.com	29

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Interface, Inc.	103,500	$1,650,825
KAR Auction Services, Inc.*	220,000	3,436,400
Kelly Services, Inc., Class A	66,400	1,113,528
L B Foster Co., Class A*	29,600	407,000
Limbach Holdings, Inc.*	30,200	271,800
LSI Industries, Inc.	50,000	343,000
Manitowoc Co., Inc. (The)*	81,500	1,515,085
Matthews International Corp., Class A	39,700	1,455,799
Maxar Technologies, Inc.	104,500	3,085,885
Mayville Engineering Co., Inc.*	10,210	152,231
Mesa Air Group, Inc.*	72,500	406,000
Miller Industries, Inc.	18,700	624,580
MillerKnoll, Inc.	31,680	1,241,539
Mistras Group, Inc.*	65,000	482,950
MRC Global, Inc.*	178,200	1,226,016
MYR Group, Inc.*	30,700	3,393,885
NL Industries, Inc.	86,600	640,840
NN, Inc.*	70,000	287,000
Northwest Pipe Co.*	30,500	969,900
NOW, Inc.*	192,700	1,645,658
Orion Group Holdings, Inc.*	65,422	246,641
P&F Industries, Inc., Class A*	492	3,001
PAM Transportation Services, Inc.*	20,000	1,420,200
Pangaea Logistics Solutions, Ltd.	101,800	384,804
Park-Ohio Holdings Corp.	32,916	696,832
Patriot Transportation Holding, Inc.	7,500	60,525
Performant Financial Corp.*	100,000	241,000
Perma-Pipe International Holdings, Inc.*	15,000	129,000
Powell Industries, Inc.	20,000	589,800
Preformed Line Products Co.	4,600	297,620
Primoris Services Corp.	127,800	3,064,644
Quad/Graphics, Inc.*	23,057	92,228
Quanex Building Products Corp.	42,000	1,040,760
Quest Resource Holding Corp.*	15,000	104,100
RCM Technologies, Inc.*	22,000	156,640
Resources Connection, Inc.	20,000	356,800
REV Group, Inc.	127,500	1,804,125

Industry Company	Shares	Value

Industrials (continued)
Rush Enterprises, Inc., Class A	64,050	$3,563,742
Rush Enterprises, Inc., Class B	19,050	1,028,128
Safe Bulkers, Inc.*	316,900	1,194,713
SkyWest, Inc.*	91,500	3,595,950
Steelcase, Inc., Class A	190,000	2,226,800
Sterling Construction Co., Inc.*	64,800	1,704,240
Team, Inc.*	115,100	125,459
Terex Corp.	80,000	3,516,000
Textainer Group Holdings, Ltd.	125,400	4,478,034
Titan International, Inc.*	67,900	744,184
Titan Machinery, Inc.*	57,000	1,920,330
TrueBlue, Inc.*	60,250	1,667,118
Tutor Perini Corp.*	97,200	1,202,364
Ultralife Corp.*	30,000	181,200
Universal Logistics Holdings, Inc.	40,100	756,286
US Xpress Enterprises, Inc., Class A*	130,000	763,100
USA Truck, Inc.*	23,200	461,216
Vectrus, Inc.*	9,000	411,930
Veritiv Corp.*	31,900	3,909,983
Volt Information Sciences, Inc.*	14,200	41,322
Wabash National Corp.	85,500	1,668,960
WESCO International, Inc.*	36,500	4,803,035
Willis Lease Finance Corp.*	17,634	663,920

		145,390,432

Information Technology - 4.38%
Alpha & Omega Semiconductor, Ltd.*	36,905	2,234,967
AstroNova, Inc.*	15,241	205,753
Bel Fuse, Inc., Class B	24,313	314,367
Benchmark Electronics, Inc.	70,100	1,899,710
BM Technologies, Inc.*+	7,540	69,443
Communications Systems, Inc.	15,000	36,000
Computer Task Group, Inc.*	25,000	249,250
Conduent, Inc.*	470,200	2,510,868
Daktronics, Inc.*	79,000	398,950
Ebix, Inc.+	41,600	1,264,640
Franklin Wireless Corp.*	28,000	122,360
Greenidge Generation Holdings, Inc.*	5,175	83,059

30	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Information Services Group, Inc.	63,600	$484,632
Innodata, Inc.*	200	1,184
Kimball Electronics, Inc.*	57,100	1,242,496
Methode Electronics, Inc.	40,000	1,966,800
NETGEAR, Inc.*	50,000	1,460,500
NetScout Systems, Inc.*	118,600	3,923,288
NetSol Technologies, Inc.*	35,100	138,294
Photronics, Inc.*	118,670	2,236,929
Ribbon Communications, Inc.*	180,013	1,089,079
Sanmina Corp.*	105,400	4,369,884
ScanSource, Inc.*	48,500	1,701,380
SigmaTron International, Inc.*+	11,615	119,983
StarTek, Inc.*	124,500	649,890
Steel Connect, Inc.*	57,645	80,127
Super Micro Computer, Inc.*	73,000	3,208,350
Trio-Tech International*	13,000	174,590
TSR, Inc.*	1,385	12,285
TTM Technologies, Inc.*	194,902	2,904,040
VirnetX Holding Corp.*+	120,000	312,000
Wayside Technology Group, Inc.	15,700	550,442
WidePoint Corp.*	11,000	43,230
Xperi Holding Corp.	203,000	3,838,730

		39,897,500
Materials - 7.32%
Advanced Emissions
Solutions, Inc.*	20,000	132,400
AdvanSix, Inc.	55,400	2,617,650
AgroFresh Solutions, Inc.*	63,900	127,161
Allegheny Technologies, Inc.*	100,000	1,593,000
Alpha Metallurgical Resources, Inc.*	6,200	378,510
American Vanguard Corp.	88,000	1,442,320
Ampco-Pittsburgh Corp.*	51,200	256,000
Caledonia Mining Corp. PLC+	7,000	81,620
Carpenter Technology Corp.	84,000	2,451,960
Century Aluminum Co.*	150,000	2,484,000
Clearwater Paper Corp.*	25,100	920,417
Core Molding Technologies, Inc.*	17,000	144,670
Ecovyst, Inc.	205,850	2,107,904
Friedman Industries, Inc.	32,900	308,602
FutureFuel Corp.	62,000	473,680

Industry Company	Shares	Value

Materials (continued)
Glatfelter Corp.	82,000	$1,410,400
Greif, Inc., Class A	15,000	905,550
Haynes International, Inc.	20,000	806,600
Intrepid Potash, Inc.*	24,601	1,051,201
Kaiser Aluminum Corp.	23,900	2,245,166
Koppers Holdings, Inc.*	51,000	1,596,300
Kraton Corp.*	59,277	2,745,711
Mercer International, Inc.	194,950	2,337,450
Minerals Technologies, Inc.	19,500	1,426,425
Olympic Steel, Inc.	24,300	571,050
Ramaco Resources, Inc.*	79,900	1,086,640
Rayonier Advanced Materials, Inc.*	148,900	850,219
Resolute Forest Products, Inc.	193,000	2,947,110
Ryerson Holding Corp.	105,700	2,753,485
Schnitzer Steel Industries, Inc., Class A	57,300	2,975,016
SunCoke Energy, Inc.	225,000	1,482,750
Synalloy Corp.*	29,748	488,760
TimkenSteel Corp.*	116,687	1,925,335
Trecora Resources*	45,002	363,616
Tredegar Corp.	47,600	562,632
Trinseo PLC	82,000	4,301,720
Tronox Holdings PLC, Class A	235,000	5,647,050
United States Steel Corp.+	200,000	4,762,000
Universal Stainless & Alloy Products, Inc.*	16,750	132,158
Valhi, Inc.	47,335	1,360,881
Verso Corp., Class A	73,000	1,972,460
Warrior Met Coal, Inc.	96,000	2,468,160

		66,695,739

Real Estate - 0.60%
AMREP Corp.*	15,000	228,000
Forestar Group, Inc.*	1	22
Newmark Group, Inc., Class A	16,700	312,290
RE/MAX Holdings, Inc.,
Class A	30,000	914,700
Realogy Holdings Corp.*+	238,818	4,014,530

		5,469,542

TOTAL COMMON STOCKS - 99.50%		906,359,982

(Cost $566,324,358)

bridgewayfunds.com	31

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2021

Industry Company	Shares	Value

PREFERRED STOCK - 0.00%
Air T Funding, 8.00%***+	529	$12,643

TOTAL PREFERRED STOCK - 0.00%		12,643

(Cost $11,003)

RIGHTS - 0.00%
ZAGG, Inc., CVR*Δ#	30,000	9,000

TOTAL RIGHTS - 0.00%		9,000

(Cost $ – )

WARRANTS - 0.00%
Nabors Industries, Ltd., expiring 06/11/26*	5,200	19,396

TOTAL WARRANTS - 0.00%		19,396

(Cost $ – )

	Rate^	Shares	Value

MONEY MARKET FUND - 0.41%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	3,747,276	3,747,276

TOTAL MONEY MARKET FUND - 0.41%			3,747,276

(Cost $3,747,276)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.70%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%	6,354,970	6,354,970

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.70%			6,354,970

(Cost $6,354,970)

TOTAL INVESTMENTS - 100.61%			$916,503,267
(Cost $576,437,607)

Liabilities in Excess of Other Assets - (0.61%)			(5,597,522)

NET ASSETS - 100.00%			$910,905,745

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2021.
***	Security is perpetual and has no stated maturity date.
^	Rate disclosed as of December 31, 2021.
Δ	Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.
+

This security or a portion of the security is out on loan as of December 31, 2021. Total loaned securities had a value of $22,164,188 as of December 31, 2021. See Note 2 for disclosure of cash and non-cash collateral.

#	Illiquid security as determined under procedures approved by the Board of Directors. The aggregate value of illiquid securities is $9,000, which is 0.00% of total net assets.

CVR - Contingent Value Right

LLC - Limited Liability Company

PLC - Public Limited Company

32	Semi-Annual Report | December 31, 2021 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2021 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks
Financials	$313,574,580	$19,320	$–	$313,593,900
Other Industries (a)	592,766,082	–	–	592,766,082

Total Common Stocks	906,340,662	19,320	–	906,359,982
Preferred Stock	–	12,643	–	12,643
Rights	–	–	9,000	9,000
Warrants	19,396	–	–	19,396
Money Market Fund	–	3,747,276	–	3,747,276
Investments Purchased With Cash Proceeds From Securities Lending	–	6,354,970	–	6,354,970

TOTAL	$906,360,058	$10,134,209	$9,000	$916,503,267

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
Rights
Balance as of 06/30/2021	$9,000
Purchases	–
Sales	–
Return of Capital	–
Realized Gain/(Loss)	–
Change in unrealized Appreciation/(Depreciation)	–
Transfers in	–
Transfers out	–

Balance as of 12/31/2021	$9,000

Net change in unrealized Appreciation/(Depreciation) from investments held as of 12/31/2021	$–

See Notes to Financial Statements.

bridgewayfunds.com	33

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021 (Unaudited)

ASSETS	Omni Small-Cap Value	Omni Tax- Managed Small-Cap Value

Investments at value	$1,306,199,811	$916,503,267

Cash	–	3,790

Receivables:

Portfolio securities sold	2,781,363	525,986

Fund shares sold	1,321,707	1,461,349

Dividends and interest	662,872	414,422

Prepaid expenses	68,369	55,153

Total assets	1,311,034,122	918,963,967

LIABILITIES
Payables:

Portfolio securities purchased	1,870,042	807,827

Fund shares redeemed	692,252	415,735

Due to custodian	7,032	–

Payable upon return of securities loaned	16,605,570	6,354,970

Accrued Liabilities:

Investment advisory fees	335,551	230,761

Administration fees	4,516	2,874

Directors’ fees	19,626	11,620

Other	367,609	234,435

Total liabilities	19,902,198	8,058,222

NET ASSETS	$1,291,131,924	$910,905,745

NET ASSETS REPRESENT

Paid-in capital	$725,563,028	$548,441,468

Distributable earnings	565,568,896	362,464,277

NET ASSETS	$1,291,131,924	$910,905,745

Shares of common stock outstanding of $.001 par value*	57,706,208	41,799,801

Net asset value, offering price and redemption price per share	$22.37	$21.79

Total investments at cost	$821,498,561	$576,437,607

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

34	Semi-Annual Report | December 31, 2021 (Unaudited)

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2021 (Unaudited)

	Omni Small-Cap Value	Omni Tax- Managed Small-Cap Value

INVESTMENT INCOME

Dividends	$11,974,733	$7,862,377

Less: foreign taxes withheld	(13,422)	(9,242)

Interest	209	169

Securities lending	207,417	133,954

Total Investment Income	12,168,937	7,987,258

EXPENSES

Investment advisory fees	3,227,308	2,199,203

Administration fees	26,789	18,247

Accounting fees	107,068	82,175

Transfer agent fees	6,492	6,081

Professional fees	107,158	70,608

Custody fees	17,521	14,353

Blue sky fees	31,421	29,158

Directors’ and officers’ fees	68,938	45,160

Shareholder servicing fees	553,824	375,656

Reports to shareholders	26,569	16,508

Insurance expenses	44,892	29,545

Miscellaneous expenses	53,773	29,372

Total Expenses	4,271,753	2,916,066

Less investment advisory fees waived	(1,238,084)	(848,815)

Net Expenses	3,033,669	2,067,251

NET INVESTMENT INCOME	9,135,268	5,920,007

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized Gain on:

Investments	123,105,378	65,992,603

Change in Unrealized Appreciation (Depreciation) on:

Investments	(57,000,776)	(24,818,124)

Net Realized and Unrealized Gain on Investments	66,104,602	41,174,479

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,239,870	$47,094,486

See Notes to Financial Statements.

bridgewayfunds.com	35

STATEMENTS OF CHANGES IN NET ASSETS

			Omni Tax-Managed Small-Cap
	Omni Small-Cap Value		Value
	Six Months Ended December 31, 2021	Year Ended June 30, 2021	Six Months Ended December 31, 2021	Year Ended June 30, 2021
	(Unaudited)		(Unaudited)
OPERATIONS

Net investment income	$9,135,268	$14,027,112	$5,920,007	$7,648,580

Net realized gain on investments	123,105,378	59,525,913	65,992,603	15,943,911

Net change in unrealized appreciation (depreciation) on investments	(57,000,776)	653,474,533	(24,818,124)	397,077,637

Net increase in net assets resulting from operations	75,239,870	727,027,558	47,094,486	420,670,128

DISTRIBUTIONS:

From net investment income and net realized gains	(52,208,938)	(13,173,150)	(8,175,868)	(7,115,050)

Net decrease in net assets from distributions	(52,208,938)	(13,173,150)	(8,175,868)	(7,115,050)

SHARE TRANSACTIONS:

Proceeds from sale of shares	99,970,326	177,110,743	66,539,218	153,412,885

Reinvestment of distributions	51,814,442	13,158,550	8,132,143	7,079,248

Cost of shares redeemed	(154,718,916)	(461,568,222)	(55,932,616)	(148,313,588)

Net increase (decrease) in net assets resulting from share transactions	(2,934,148)	(271,298,929)	18,738,745	12,178,545

Net increase in net assets	20,096,784	442,555,479	57,657,363	425,733,623

NET ASSETS:

Beginning of period	1,271,035,140	828,479,661	853,248,382	427,514,759

End of period	$1,291,131,924	$1,271,035,140	$910,905,745	$853,248,382

SHARES ISSUED & REDEEMED

Issued	4,533,914	11,808,613	3,208,398	10,741,354

Shares issued in reorganization	–	–	–	–

Distributions reinvested	2,384,466	838,658	384,317	475,117

Redeemed	(6,906,827)	(27,346,276)	(2,647,078)	(9,519,216)

Net increase (decrease) in shares	11,553	(14,699,005)	945,637	1,697,255

Outstanding at beginning of period	57,694,655	72,393,660	40,854,164	39,156,909

Outstanding at end of period	57,706,208	57,694,655	41,799,801	40,854,164

See Notes to Financial Statements.

36	Semi-Annual Report | December 31, 2021 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI SMALL-CAP VALUE

	For the
	Six Months
	Ended	Year Ended June 30
	12/31/21
	(Unaudited)	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.03	$11.44	$14.97	$19.83	$18.14	$14.66

Income from Investment Operations:
Net Investment Income(a)	0.16	0.21	0.19	0.20	0.17	0.17
Net Realized and Unrealized Gain (Loss)	1.11	10.57	(3.56)	(3.61)	2.77	3.48

Total from Investment Operations	1.27	10.78	(3.37)	(3.41)	2.94	3.65

Less Distributions to Shareholders from:
Net Investment Income	(0.41)	(0.19)	(0.08)	(0.17)	(0.16)	(0.17)
Net Realized Gain	(0.52)	–	(0.08)	(1.28)	(1.09)	–

Total Distributions	(0.93)	(0.19)	(0.16)	(1.45)	(1.25)	(0.17)

Net Asset Value, End of Period	$22.37	$22.03	$11.44	$14.97	$19.83	$18.14

Total Return(b)	5.86%(c)	94.92%	(22.82%)	(16.82%)	16.75%	24.83%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,291,132	$1,271,035	$828,480	$989,015	$913,198	$710,357
Expenses Before Waivers and Reimbursements	0.66%(d)	0.68%	0.72%	0.70%	0.70%	0.71%
Expenses After Waivers and Reimbursements	0.47%(d)	0.47%	0.54%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.42%(d)	1.29%	1.46%	1.21%	0.88%	1.00%
Portfolio Turnover Rate	13%(c)	21%	43%	29%	24%	23%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

bridgewayfunds.com	37

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

	For the
	Six Months
	Ended	Year Ended June 30
	12/31/21
	(Unaudited)	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$20.89	$10.92	$14.43	$19.10	$17.39	$14.04

Income from Investment Operations:
Net Investment Income(a)	0.14	0.19	0.19	0.20	0.16	0.17
Net Realized and Unrealized Gain (Loss)	0.96	9.95	(3.63)	(3.42)	2.61	3.32

Total from Investment Operations	1.10	10.14	(3.44)	(3.22)	2.77	3.49

Less Distributions to Shareholders from:
Net Investment Income	(0.20)	(0.17)	(0.07)	(0.20)	(0.23)	(0.14)
Net Realized Gain	–	–	–	(1.25)	(0.83)	–

Total Distributions	(0.20)	(0.17)	(0.07)	(1.45)	(1.06)	(0.14)

Net Asset Value, End of Period	$21.79	$20.89	$10.92	$14.43	$19.10	$17.39

Total Return(b)	5.28%(c)	93.49%	(23.98%)	(16.49%)	16.48%	24.83%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$910,906	$853,248	$427,515	$608,368	$805,188	$643,215
Expenses Before Waivers and Reimbursements	0.66%(d)	0.69%	0.74%(e)	0.72%	0.70%	0.71%
Expenses After Waivers and Reimbursements	0.47%(d)	0.47%	0.55%(e)	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.35%(d)	1.18%	1.40%	1.18%	0.89%	1.04%
Portfolio Turnover Rate	13%(c)	26%	63%	42%	27%	23%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.
(e)	Includes interest expense of 0.01%.

See Notes to Financial Statements.

38	Semi-Annual Report | December 31, 2021 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (Unaudited)

1. Organization

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with eight investment funds as of December 31, 2021 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Value, Blue Chip, and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2021, 130,000,000 shares have been classified into the Blue Chip Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Aggressive Investors 1, Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, LLC (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

Following is a summary of significant accounting policies that are followed in the preparation of the financial statements of the Funds. They are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities and Other Investments Valuation Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical assets

bridgewayfunds.com	39

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain US Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by the Funds, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value, and, therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2021 is included with each Fund’s Schedule of Investments.

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending  Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting

40	Semi-Annual Report | December 31, 2021 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related cash collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Funds or the borrower at any time.

The following table is a summary of the Funds’ payable upon return of securities loaned and related cash collateral, which are subject to a netting agreement as of December 31, 2021:

Gross Amount Not Offset in the Statement of Assets and Liabilities
Gross
		Amounts	Net Amounts of
	Gross	Offset in the	Assets Presented
	Amounts of	Statement of	in the Statement
	Recognized	Assets and	of Assets and	Financial	Collateral
Fund	Assets[1]	Liabilities	Liabilities	Instruments	Received	Net Amount
Omni Small-Cap Value
Securities lending	$16,605,570	$–	$16,605,570	$–	$16,605,570	$–
Omni Tax-Managed Small-Cap Value
Securities lending	$6,354,970	–	$6,354,970	–	$6,354,970	–

[1]	Securities loaned with a value of $180,486 in Omni Small-Cap Value have been sold and are pending settlement on December 31, 2021.

The following table summarizes the securities received as non-cash collateral and cash collateral for securities lending:

	Non-Cash Collateral
Fund	Collateral Type	Coupon Range	Maturity Date Range	Market Value	Cash Collateral	Total Collateral	Market Value of Securities on Loan
Omni Small-Cap Value
Securities lending	U.S.Gov’t Obligations	0.00%- 6.88%	01/31/22- 11/15/51	$22,253,284	$16,605,570	$38,858,854	$37,955,801
Omni Tax-Managed Small-Cap Value
Securities lending	U.S.Gov’t Obligations	0.00%- 6.88%	01/31/22- 11/15/51	$16,418,064	$6,354,970	$22,773,034	$22,164,188

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2021, the collateral consisted of an institutional government money market fund and US Government Obligations.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

bridgewayfunds.com	41

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

Concentrations of Credit Risk  The Funds maintain cash and securities in its custody account maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Sector Concentration Risk  Companies with similar characteristics may be grouped together in broad categories called sectors. Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors. A certain sector may underperform other sectors or the market as a whole. As more assets are held in a specific sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Risks and Uncertainties  The Funds provide for various investment options, including stocks. Such investments are exposed to risks, such as interest rate, market, and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. COVID-19 has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in health-care service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. Instability in the United States, European and other credit markets has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. In addition, stock prices as well as yield could be negatively impacted to the extent that issuers of equity securities cancel or announce the suspension of dividends or share buybacks. The COVID-19 pandemic could continue to inhibit global, national and local economic activity, and constrain access to capital and other sources of funding. Various recent government interventions have been aimed at curtailing the distress to financial markets caused by the COVID-19 outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase market volatility, which could adversely affect a Fund’s investments. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to a Fund and could negatively affect Fund performance and the value of your investment in a Fund.

Security Transactions, Investment Income and Expenses  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Income from the securities lending program is recorded when earned from the securities lending agent and reflected in the Statements of Operations under “Securities lending.”

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders  The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December, and are recorded on the ex-date.

Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees, and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

42	Semi-Annual Report | December 31, 2021 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has contractually agreed to waive its management fees and/or reimburse expenses of the Funds to ensure the total annual fund operating expenses do not exceed 0.60% of the Funds’ average net assets. Any material change to this contractual expense limitation would require a vote by shareholders of the applicable Fund. Effective January 1, 2020, the Adviser voluntarily agreed to waive its management fees and/or reimburse expenses in an additional amount such that the net fiscal year expense ratio for each Fund does not exceed 0.47%. Fees waived for the period ended December 31, 2021 were as follows:

Bridgeway Fund	Voluntary Expense Limitation	Total Waivers for Period Ended 12/31/21

Omni Small-Cap Value*	0.47%	$1,238,084
Omni Tax-Managed Small-Cap Value*	0.47%	848,815

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser to meet the 0.60% contractual expense limitation provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different. The Omni Small-Cap Value Fund has recoupable expenses of $ 937,974, $ 1,616,563, $ 2,247,076 and 1,238,084, which expire no later than June 30, 2022, June 30, 2023, June 30, 2024 and December 31, 2024, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $ 826,118, $ 1,060,994, $ 1,394,010 and 848,815, which expire no later than June 30, 2022, June 30, 2023, June 30, 2024 and December 31 2024, respectively.

Other Related Party Transactions: The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews a report on inter-portfolio trades quarterly. Inter-portfolio purchases and sales for the Funds during the period ended December 31, 2021 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$ 11,166,403	$ 6,492,805
Omni Tax-Managed Small-Cap Value	9,549,397	5,154,412

The Adviser entered into an Administrative Services Agreement with Bridgeway Funds, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an annual aggregate fee of $150,000, payable in equal monthly installments. During the period ended December 31, 2021, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $26,789 and $18,247, respectively.

Board of Directors Compensation Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, effective November 11, 2021 Independent Directors are paid $14,000 per meeting for meeting fees. Prior to November 11, 2021 the meeting fee

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

was $12,000. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated September 30, 2021. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2021 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$–	$170,303,356	$–	$217,125,133
Omni Tax-Managed Small-Cap Value	–	131,530,558	–	116,452,607

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2021, were as follows:

		Omni Tax-
	Omni Small-Cap	Managed Small-
	Value	Cap Value
Gross appreciation (excess of value over tax cost)	$510,838,717	$357,532,304
Gross depreciation (excess of tax cost over value)	(26,428,781)	(17,518,530)
Net unrealized appreciation	$484,409,936	$340,013,774
Cost of investments for income tax purposes	$821,789,875	$576,489,493

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships, and passive foreign investment companies (PFICs).

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

44	Semi-Annual Report | December 31, 2021 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2021 and June 30, 2020, respectively, are as follows:

			Omni Tax-Managed Small-Cap
	Omni Small-Cap Value		Value
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Distributions paid from:
Ordinary Income	$13,173,150	$5,306,458	$7,115,050	$3,169,046
Long-Term Capital Gain	–	4,928,024	–	–
Total	$13,173,150	$10,234,482	$7,115,050	$3,169,046

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses.

As of June 30, 2021, the following Funds had capital loss carryovers available to offset future realized capital gains which are not subject to expiration:

	Short-term	Long-term	Total
Omni Small-Cap Value	$13,117,348	$–	$13,117,348
Omni Tax-Managed Small-Cap Value	48,973,864	–	48,973,864

Components of Accumulated Earnings As of June 30, 2021, the components of accumulated deficit on a tax basis were:

	Omni Small-Cap	Omni Tax- Managed Small-
	Value	Cap Value
Accumulated Net Investment Income	$14,118,238	$7,737,502
Capital Loss Carryovers	(13,117,348)	(48,973,864)
Accumulated Net Realized Gain on Investments	–	–
Qualified Late Year Deferred Losses	–	–
Net Unrealized Appreciation of Investments	541,537,074	364,782,021
Total	$542,537,964	$323,545,659

For the fiscal year June 30, 2021, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni	Omni Tax-Managed
	Small-Cap Value	Small-Cap Value
Paid-In Capital	$1,094	$(95)
Accumulated Earnings	(1,094)	95

The differences between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, excess distributions, the write-off of unused net operating loss, and redesignation of dividends paid and investments in PFICs.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in the individual Funds’ financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

bridgewayfunds.com	45

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless canceled earlier, the Facility shall be held available until September 9, 2022. Advances under the Facility are limited to $15,000,000 in total for all Bridgeway Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.10% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The facility fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Bridgeway Fund.

For the period ended December 31, 2021, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	1.34%	$1,779,400	35	$2,324	$5,659,000
Omni Tax-Managed Small-Cap Value	1.33%	570,182	11	232	937,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

For the period ended December 31, 2021, Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value had no outstanding loan amounts.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

46	Semi-Annual Report | December 31, 2021 (Unaudited)

OTHER INFORMATION

December 31, 2021 (Unaudited)

1. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2021 are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

bridgewayfunds.com	47

DISCLOSURE OF FUND EXPENSES

December 31, 2021 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you under-stand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2021 and held until December 31, 2021.

Actual Expenses.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/21	Ending Account Value at 12/31/21	Expense Ratio	Expenses Paid During Period* 7/1/21 - 12/31/21

Bridgeway Omni Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,077.52	0.47%	$2.46
Hypothetical Fund Return	$1,000.00	$1,022.84	0.47%	$2.40

Bridgeway Omni Tax-Managed Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,052.81	0.47%	$2.43
Hypothetical Fund Return	$1,000.00	$1,022.84	0.47%	$2.40

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (365).

48	Semi-Annual Report | December 31, 2021 (Unaudited)

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bridgewayfunds.com	49

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at ww.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@ sec.gov.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date March 4, 2022

By (Signature and Title)*	/s/ Deborah L. Hanna
Deborah L. Hanna, Treasurer and Principal Financial Officer (principal financial officer)

Date March 4, 2022

* Print the name and title of each signing officer under his or her signature.